Exhibit 10(iii)

EXECUTION VERSION

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT. THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE COMMISSION UNDER A CONFIDENTIAL TREATMENT REQUEST

MERCHANT ASSET PURCHASE AGREEMENT

THIS MERCHANT ASSET PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of this 1st day of November, 2010 by and between MONTEREY COUNTY BANK, a state chartered bank under the laws of the State of California (the “Bank”), Northern California Bancorp, Inc., a California corporation and the sole shareholder of the Bank (“Parent”), and ELAVON, INC., a Georgia corporation (“Elavon”).

BACKGROUND AND PURPOSE:

A.    The Bank is a party to certain Merchant Agreements with various Merchants, who consist principally of merchants and other providers of goods and services, according to which agreements the Bank has agreed to provide certain services in connection with the Bank’s Merchant Business.

B.    The Bank wishes to sell and transfer to Elavon all of its rights under the Merchant Agreements (which shall not include the TK Global Agreements), and the Bank wishes to sell and transfer to Elavon certain other assets utilized in connection with the Merchant Business, and Elavon is willing to accept such rights and assets and to assume certain obligations in connection with the Merchant Business. The parties hereto are willing and able, additionally, to undertake and perform certain other obligations pursuant to and in connection with this Agreement, subject to the terms and conditions hereof.

THE AGREEMENT

NOW, THEREFORE, in consideration of the premises, the mutual agreements contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the Bank, Parent and Elavon hereby agree, on the terms and conditions herein set forth, as follows:

The capitalized terms used herein shall have the meaning ascribed to such terms in Section 12.1 hereof unless otherwise defined herein.

ARTICLE I

ASSETS SOLD; ASSUMPTION OF LIABILITIES

1.1    Sale and Purchase.  On the terms and subject to the conditions set forth in this Agreement, and effective as of 12:01 a.m. on November 1, 2010 (the “Effective Date”), the Bank

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

hereby sells, transfers and assigns to Elavon, and Elavon hereby purchases and accepts from the Bank, all right, title and interest of the Bank in and to the following properties and assets (collectively, the “Assets Sold”):

(a)    all rights and interests of the Bank in and to the Merchants (under the Merchant Agreements and otherwise) arising on or after the Effective Date, and all pertinent books, records and documents relating to such Merchant Agreements (as further specified in Section 1.6 hereof);

(b)    the Equipment (and any rentals and leases related thereto) and related revenues accruing on and after the Effective Date;

(c)    the Inventory;

(d)    all rights and interests of the Bank with respect to any reserve accounts established and maintained with the Bank by Merchants in connection with the Merchant Business;

(e)    all rights and interests under any guarantees executed in connection with the Merchant Agreements;

(f)    all rights and interests of the Bank with respect to any other third party contract related to the Bank’s Merchant Business and listed on Schedule 1.1(f) (the “Other Assumed Contracts”);

(g)    all claims and causes of action of the Bank or Parent, whether known or unknown, relating to the Merchant Business; and

(h)    the goodwill, intangible assets and value of the Merchant Business as a going concern, to the extent any such value exists.

1.2    Exclusion of Certain Merchants.  The parties to this Agreement specifically acknowledge that the TK Global Agreements and the TK Global Merchants are not being sold under the terms of this Agreement, and that they shall be included in the definition of “Excluded Assets” as used herein.

1.3    Transfer and Assumption of Assets Sold and Assumed Liabilities.  Effective upon the Effective Date, Elavon shall, by the execution and delivery of the Bill of Sale and Assignment and Assumption Agreement, acquire title to the Assets Sold and assume and agree to pay and discharge when due the Assumed Liabilities. In addition to the Bill of Sale and Assignment and Assumption Agreement, the sale, conveyance, transfer, assignment and delivery of the Assets Sold by the Bank to Elavon shall be effected by such deeds, bills of sale, endorsements, assignments, transfers and other instruments of transfer and conveyance in such form, including warranties of title (collectively, “Transfer Documents”), as Elavon may reasonably request, including such Transfer Documents as Elavon may reasonably request at and after the Transition Date.

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1.4    Liabilities.  It is understood and agreed that, except to the extent that any of the following constitute Assumed Liabilities, Elavon shall not assume or become liable for the payment of any debts, liabilities, losses, Credit Losses, chargebacks, accounts payable, bank indebtedness, mortgages, or other obligations of the Bank or any Merchant or any Agent Bank, whether the same are known or unknown, now existing or hereafter arising, of whatever nature or character, whether absolute or contingent, liquidated or disputed.

1.5    Consent and Assignment.

(a)    The Bank, in cooperation with Elavon, from and after the date hereof and during the Transition Period, shall use commercially reasonable efforts to obtain, in such manner and to such extent as Elavon may reasonably specify, (i) the agreement of the Merchants to the continuation of business with Elavon under the Merchant Agreements, all as contemplated by this Agreement, (ii) the consent of the Merchants to Elavon’s conversion of such Merchants to such clearing bank and merchant accounting system as Elavon may specify, and (iii) the consent of the Merchants to Elavon’s conversion of such Merchants to Elavon’s network, all on such terms as are satisfactory to Elavon.

(b)    Without limiting the generality of the foregoing, promptly following the Closing, the Bank shall cause to be delivered to each of the Merchants a notice, in a form specified by Elavon, of the assignment by the Bank, effective as of the Effective Date, of all rights in and to said Merchant Agreements to Elavon. In Elavon’s discretion, such notice may inform each Merchant of Elavon’s intention to convert the Merchant to Elavon’s network, as well as to a clearing bank and merchant accounting system designated by Elavon.

1.6    Books and Records.

(a)    As soon after the Closing Date as is practicable, and in no event later than the conclusion of the Transition Period, the Bank shall use commercially reasonable efforts to cause TIB, Paymentech and Authorize.Net, as appropriate, to deliver to Elavon the originals or, in the event the Bank is entitled to keep the originals pursuant to this Section 1.6, copies of all books, records and documents of the Bank relating to the Assets Sold; provided, however, that in no event shall such books, records and documents include corporate books or records involving operations other than the Merchant Business, and further provided that the Bank may retain the originals or copies of such documents other than the Merchant Agreements as may be reasonably necessary to the Bank’s business. In addition, the Bank shall, at its expense, provide or cause to be provided to Elavon all information related to the Merchant Business that is in intangible (i.e., computer-readable) form, including information necessary or desirable for the transfer of clearing bank responsibilities contemplated by Section 3.5(b) (for example, a Merchant Master File Dump in ASCII format). In each case, however, the books and records relating to the Assets Sold for the period prior to the Closing Date, wherever located, that are held by a party hereto or under the control of a party hereto (the “Inspected Party”) shall be open for inspection by the other party, and such other party’s authorized agents and representatives and regulators may, at such other party’s own expense, make such copies of any excerpts from such books, records and documents as it

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

shall reasonably deem necessary; provided, however, that any such inspection: (i) shall be conducted during normal business hours from time to time reasonably established by the Inspected Party; (ii) shall, if the Inspected Party so requests, be conducted in the presence of an officer or designated representative of the Inspected Party; and (iii) shall be conducted in accordance with reasonable security programs and procedures from time to time established by the Inspected Party, including such confidentiality agreements as the Inspected Party may reasonably request.

(b)    All books and records relating to the Assets Sold shall be maintained by Elavon, or the Bank, as the case may be, for a period of three (3) years after the Closing Date, unless the parties shall, applicable law permitting, agree upon a shorter period; provided, however, that in the event that, as of the end of such period, any taxable year of Elavon or the Bank is still under examination or open for examination by any taxing authority and that party has given notice of that fact to the other party, such books and records shall be maintained (or, alternatively, delivered by the Inspected Party to the other party) until the date, determined reasonably and in good faith, specified for maintenance of such records in such notice. Prior to the destruction of any books and records relating to the Assets Sold, the party in possession of such books and records shall offer them to the other party hereto. Pursuant to the above, the Bank specifically agrees to make available to Elavon, and promptly deliver to Elavon at Elavon’s request, any historical records of Merchant sales and monthly statements.

ARTICLE II

CONSIDERATION FOR ASSETS SOLD; CLOSING

2.1    Purchase Price.  As consideration for the Assets Sold, Elavon shall pay an aggregate purchase price of up to One Million Eight Hundred Fifty Thousand and No/100 Dollars ($1,850,000.00), payable as follows:

(a)    One Million and No/100 Dollars ($1,000,000.00) shall be payable at the Closing by wire transfer of immediately available funds to an account designated in writing by the Bank or by cashier’s check payable to the order of the Bank;

(b)    Fifty Thousand and No/100 Dollars ($50,000.00) shall be payable within thirty (30) days after the completed conversion of all of the Merchants, other than the TK Global Merchants, to Elavon; and

(c)    Eight Hundred Thousand and No/100 Dollars ($800,000.00) shall be payable on January 31, 2011 (the “Additional Payment”) if and only if the Bank’s leverage ratio and total risk-based capital ratio meets or exceeds the minimum ratios set forth in Sections 2(a) and 2(b) of that certain Consent Order FDIC-10-633b issued by the Federal Deposit Insurance Corporation (“FDIC”) and the California Department of Financial Institutions on September 1, 2010 (the “Consent Order”) as of the Report of Condition and Income filed by the Bank with the FDIC (“Call Report”) for the quarter ending December 31, 2010. In the event that the condition set forth in this Section 2.1(c) is not satisfied as of such date, then the Additional Payment shall be payable to the Bank

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

if and only if the Bank satisfies such condition as of any of the quarter ended March 31, 2011, June 30, 2011, September 30, 2011 or December 31, 2011 (as reflected in the applicable Call Report filed by the Bank for any such quarter), in which case Elavon shall make the Additional Payment within ten (10) days thereafter. If the condition set forth in this Section 2.1(c) is not satisfied by January 31, 2012, then Elavon shall have no obligation whatsoever to pay the Additional Payment to the Bank.

The aggregate amount actually paid to the Bank pursuant to this Section 2.1 is sometimes referred to herein as the “Purchase Price.”

2.2    Closing.  Subject to the satisfaction or waiver of the conditions set forth herein, the consummation of the purchase and sale of the Assets Sold and the assumption of the Assumed Liabilities (the “Closing”) shall take place on November 1, 2010 at 10:00 a.m. (Atlanta, Georgia time) or on such other date at such other time as the parties shall agree in writing (the “Closing Date”), to be effective as of the Effective Date, and shall take place through the execution and exchange, via facsimile transmission, of this Agreement and the other documents and agreements herein contemplated. The parties acknowledge and agree that upon mutual exchange and receipt of signature pages via facsimile, and upon receipt by the Bank of the purchase price herein contemplated, this Agreement and the other documents and instruments delivered in connection herewith shall be deemed effective as of the Effective Date, and the transactions hereby contemplated shall be deemed consummated, notwithstanding any party’s failure or refusal to deliver original (i.e. non-facsimile) signature pages.

ARTICLE III

TRANSITION PERIOD

3.1    Orderly Transition.  The Bank covenants and agrees to use all commercially reasonable efforts, as reasonably instructed by Elavon, to effect and to cause TIB, Paymentech and Authorize.Net, as appropriate, to effect an orderly transition of the Merchant Business during the Transition Period in respect of the Assets Sold and the Assumed Liabilities, including fulfilling its obligations under Section 1.4 hereof. In order to further such purpose, the Bank agrees that during the Transition Period it shall execute, and shall use commercially reasonable efforts to cause TIB, Paymentech and Authorize.Net, as appropriate, to execute such documents as are reasonably deemed necessary or convenient by Elavon, including documents as may be appropriate to cause the BIN and ICA numbers used by the Bank in connection with the Merchant Business to be transferred to such “Principal Member” of the Credit Card Associations as may be reasonably designated by Elavon, to evidence the agreements referred to in, and transactions contemplated by, this Agreement, consistent with the rules and regulations of the Credit Card Associations and Elavon’s practices and procedures.

3.2    Services During the Transition Period.

(a)    During the Transition Period, the Bank shall perform, and shall use commercially reasonable efforts to cause TIB, Paymentech and Authorize.Net, as appropriate, to perform, on behalf of and for the account of Elavon at the same location(s) presently used to conduct the Merchant Business all of the services performed

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by the Bank in connection with the Merchant Business prior to the Closing Date. The Bank shall perform, and shall use commercially reasonable efforts to cause TIB, Paymentech and Authorize.Net, as appropriate, to perform, such services substantially in the same manner and with no less than the same degree of care as performed in connection with the Merchant Business prior to the Closing Date, and shall otherwise perform, and shall use commercially reasonable efforts to cause TIB, Paymentech and Authorize.Net, as appropriate, to perform, such services in accordance with such performance standards, including underwriting guidelines, as are specified by Elavon. In performing such services, the Bank shall follow, and shall use commercially reasonable efforts to cause TIB, Paymentech and Authorize.Net, as appropriate, to follow, the reasonable instructions of Elavon.

(b)    Without limiting the generality of the foregoing, during the Transition Period, the Bank shall continue to provide credit to Merchants on the same business day deposits are made by Merchants for Draft deposits (provided such deposits are made prior to 2:00 p.m. closing; Draft deposits made after 2:00 p.m. closing shall be considered to be made on the following business day) and on the day of receipt of ACH notice for Credit Card and Debit Card transactions processed electronically. The Bank shall not be entitled to reimbursement for cost of funds for providing such credit.

(c)    During the Transition Period, and in performing services hereunder, the Bank shall comply, and shall use commercially reasonable efforts to cause TIB, Paymentech and Authorize.Net, as appropriate, to comply, in all respects with the rules and regulations of the Credit Card Associations and the EFT Networks, and shall not take, or fail to take, any actions with respect to the Merchant Business which would constitute a violation of such rules and regulations.

3.3    Revenue During the Transition Period; Expense Reimbursement.

(a)    In performing services during the Transition Period on behalf of and for the account of Elavon, the Bank shall, beginning on the Effective Date and continuing throughout the Transition Period, on behalf of and for the account of Elavon, collect revenue generated by the Merchant Business, less interchange and related processing fees (which shall not include report generating fees, CD fees or similar items) charged by TIB and Paymentech, all as more particularly set forth on the monthly statements (the “Processor Monthly Statements”) received by the Bank from TIB and Paymentech, as applicable (collectively, “Net Transition Income”). During the Transition Period, the Bank shall pay to Elavon monthly (by the 25th day of each month) 85% of the Net Transition Income for (i) all original sales transactions generated pursuant to the Assets Sold and occurring on or after the Effective Date, and (ii) all the other revenue generated by the Assets Sold and occurring on or after the Effective Date. At the time of each such payment, the Bank shall also furnish to Elavon a certificate of an authorized financial officer certifying the amount due to Elavon and showing the calculation thereof in such reasonable detail as Elavon may request, as well as all relevant supporting documentation, including without limitation, the Processor Monthly Statements.

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

(b)    Excluding any expenses listed on the Processor Monthly Statement or used in calculating Net Transition Income in accordance with Section 3.3(a) above, Elavon shall reimburse the Bank for those expenses incurred by the Bank during the Transition Period that are related to the conversion and transitional activities described in this Article III and the continued conduct of the Merchant Business during the Transition Period (collectively, “Transition Processing Expenses”) according to and in the amounts set forth on Schedule 3.3(b). All reimbursements for Transition Processing Expenses hereunder shall be made within thirty (30) days following Elavon’s receipt from the Bank of written evidence, reasonably satisfactory to Elavon, detailing the amount of the reimbursement due pursuant to this Section 3.3(b).

3.4    Employees.  During the Transition Period, the Bank shall use commercially reasonable efforts to ensure that the Merchant Business Employees will continue in the employ of the Bank or Parent, performing the duties relating to the Merchant Business theretofore performed by it, as reasonably instructed by Elavon during the Transition Period. Further, the Bank shall use commercially reasonable efforts to provide adequate and appropriate skilled staffing in connection with the operation of the Merchant Business during the Transition Period, provided that the Bank and Parent shall not offer employment to or hire any individual or entity to provide services to the Merchant Business without the prior written consent of Elavon (any such Person employed by the Bank or Parent shall be added to and treated as a “Merchant Business Employee” as defined in Section 6.14 hereof).

3.5    Clearing Bank Arrangement.

(a)    During the Transition Period, and in order to permit an orderly transition of the processing of Credit Card and Debit Card transactions, the Bank shall continue to act as a clearing bank for Elavon with respect to Credit Card and Debit Card transactions processed under the Merchant Agreements, all in accordance with the rules and regulations of the Credit Card Associations and the EFT Networks.

(b)    At the reasonable request of Elavon, the Bank shall execute appropriate documents to evidence the transfer of the clearing bank responsibilities under the Merchant Agreements to the Person designated by Elavon to effect such transfer. In addition, the Bank shall render such other necessary assistance as Elavon may reasonably request.

3.6    Extension of Transition Period.  If requested by Elavon in writing at least thirty (30) days prior to the Transition Date and agreed to, in writing by the Bank, and notwithstanding any contrary provision contained herein, the Bank shall continue to provide, and use commercially reasonable efforts to cause TIB, Paymentech and Authorize.Net, as appropriate, to provide, those services described in this Article III for such period beyond the Transition Date on the same terms and conditions set forth herein as agreed.

3.7    Remedies.  Each of Parent, the Bank and any successors-in-interest to Parent or the Bank acknowledges and agrees that the obligations of the Bank set forth in this Article III are necessary for Elavon to receive the benefits bargained for by Elavon under this Agreement. Each of the Bank and Parent acknowledges that a breach of obligations of the Bank contained in

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this Article III will cause irreparable damage to Elavon, the exact amount of which will be difficult to ascertain, and that the remedies at law for any such breach will be inadequate. Accordingly, each of the Bank, Parent and any successors-in-interest to the Bank or Parent agrees that if there is a breach of the obligations contained in this Article III, then Elavon shall be entitled to equitable relief, including but not limited to specific performance of the obligations set forth in Article III, without posting bond or other security unless otherwise required by applicable law, as well as money damages insofar as they can be determined.

ARTICLE IV

CERTAIN COVENANTS AND AGREEMENTS OF THE BANK

4.1    Confidentiality of Information.  On and after the date hereof, the Bank and its officers, employees, agents and representatives shall treat all information, books and records, originals or copies of books or records which are retained or obtained by it pursuant to Section 1.6, and all information learned or obtained about Elavon’s business or relating to the Merchant Business, written or oral, as confidential and will not disclose such information to third parties except as required by law, as needed in connection with a lawsuit, claim, litigation or other proceeding or in connection with tax or regulatory matters and except to the extent that such information is already in the public domain, or subsequently enters the public domain, other than as a result of the breach of the Bank’s obligations under this Section 4.1. The Bank and its officers, employees, agents and representatives shall not use the information described in this Section 4.1 in any manner that might reasonably be anticipated to adversely affect the Merchant Business or Elavon’s relations with Merchants or with other Persons. The covenants contained in this Section 4.1 shall survive for the duration of the Marketing Agreement and for a period of three (3) years after the termination or expiration thereof.

4.2    Notice of Breach or Potential Breach.  The Bank shall promptly notify Elavon of any change, circumstance or event known to the Bank or Parent which may prevent the Bank from complying with any of its obligations hereunder.

4.3    Further Assurances.  On and after the Closing Date, the Bank shall (i) give such further assurances to Elavon and execute, acknowledge and deliver all such acknowledgments and other instruments and take such further action as Elavon may reasonably request to effectuate the transactions contemplated by this Agreement, including the transfer of the Assets Sold and assumption of the Assumed Liabilities, and (ii) use all reasonable efforts to assist Elavon in the orderly transition referred to in Article III.

4.4    Collections.  The Bank shall use commercially reasonable efforts after the Transition Date to assist Elavon, at Elavon's request, in processing amounts in respect of any chargeback or other Credit Loss received or identified in connection with the Merchant Business and relating to or arising out of any original sales transaction occurring on or after the Effective Date. Elavon shall be responsible for all costs and expenses relating to such collection efforts, including costs and expenses of collection letters, litigation, arbitration proceedings and similar actions. Without limiting the foregoing, the Bank agrees, if requested by Elavon, to continue processing such chargebacks through the Bank's BINs and ICAs for up to 180 days after the Transition Date.

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4.5    Post-Transition Processing.

(a)    The Bank shall, for the period beginning upon the expiration of the Transition Period and continuing until the effective date of the expiration or termination of the Marketing Agreement (the "Post Transition Period"), and unless otherwise agreed upon in writing by Elavon and the Bank, accept Drafts from all Merchants, and only such Merchants, whose Merchant Agreements following the Transition Period permit Draft deposits, as well as from any merchants whose merchant agreements permit Draft deposits and that are referred by the Bank to Elavon pursuant to the Marketing Agreement. Such Drafts shall be handled in accordance with Elavon's instructions, including the shipping of each day's batches of Drafts at the end of the day, at the Bank's expense, via overnight courier delivery to the draft capture vendor designated by Elavon; and

(b)    The Bank, throughout the Post-Transition Period, shall use Elavon and a principal member designated by Elavon as the exclusive processor of cash advance transactions made by the Bank.

ARTICLE V

CERTAIN COVENANTS AND AGREEMENTS OF ELAVON

5.1    Confidentiality of Information.  On and after the date hereof, Elavon and its officers, employees, agents and representatives shall treat all information learned, or obtained prior to the date of this Agreement or during the Transition Period about the Bank's businesses, other than the Merchant Business, as confidential and will not disclose such information to third parties except as required by law, as needed in connection with a lawsuit, claim, litigation or other proceeding or in connection with tax or regulatory matters and except to the extent that such information is already in the public domain, or subsequently enters the public domain, other than as a result of the breach of Elavon's obligations under this Section 5.1. Elavon and its officers, employees, agents, and representatives shall not use the information described in this Section 5.1 in any manner that might reasonably be anticipated to materially adversely affect the Bank's financial condition, business or agreements or arrangements with any other Person. Notwithstanding the foregoing, the Bank and Parent acknowledge and agree that the restrictions contained in this Section 5.1 shall not apply to any disclosures of such confidential information by Elavon in connection with, or as may result from (a) the provision by Elavon of Merchant Services under this Agreement or the other Operative Documents, or otherwise in connection with Elavon's performance of its obligations hereunder or thereunder, (b) such disclosure as may be required by applicable law or regulation or Payment Network Regulations, (c) such disclosure as is contained in or required to prepare any financial statements (including the notes thereto), (d) appropriate or necessary disclosure to banking authorities or regulators, including as may result from Elavon's status as an affiliate of U.S. Bancorp or another bank, or (e) disclosure to U.S. Bancorp's Corporate and Compliance Units. The covenants contained in this Section 5.1 shall survive for the duration of the Marketing Agreement and for a period of three (3) years after the termination or expiration thereof.

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5.2                                 Notice of Breach or Potential Breach.  Elavon shall promptly notify the Bank of any change, circumstance or event known to Elavon which may prevent Elavon from complying with any of its obligations hereunder.

5.3                                 Further Assurances.  On and after the Closing Date, Elavon shall (i) give such further assurances to the Bank and execute, acknowledge and deliver all such acknowledgments and other instruments and take such further action as the Bank may reasonably request to effectuate the transactions contemplated by this Agreement, including the transfer of the Assets Sold and assumption of the Assumed Liabilities and (ii) use all reasonable efforts to assist the Bank in the orderly transition referred to in Article III.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES OF THE BANK

The Bank and Parent hereby jointly and severally make the following representations and warranties to Elavon as of the date hereof and as of the Effective Date:

6.1                                 Organization; Ownership.  The Bank is a bank chartered under the laws of the State of California and is authorized to conduct its business as presently conducted (including the Merchant Business) under those laws and all other applicable laws. Parent is a corporation organized under the laws of the State of California and is authorized to conduct its business as presently conducted under those laws and other applicable laws. Parent owns one hundred percent (100%) of the issued and outstanding shares of capital stock of the Bank, and the Bank is the only subsidiary or affiliate of Parent that conducts banking business.

6.2                                 Authority.  The Bank and Parent have the right, power and authority to enter into and deliver the Purchase Documents, to perform their respective obligations under the Purchase Documents, and to effect the transactions contemplated by the Purchase Documents, and no Person other than the Bank (other than the Merchants party to the Merchant Agreements, TK Global pursuant to the TK Global Referral Agreement and the TK Global Agreements, TIB pursuant to the TIB Agreement, Paymentech pursuant to the Paymentech Agreement and Authorize.Net pursuant to the Authorize.Net Agreement) has any interest in the Merchant Business or the Merchant Agreements or the Agent Bank Agreements. The execution, delivery and performance of the Purchase Documents have been approved by all requisite corporate action on the part of the Bank and Parent, and when executed and delivered pursuant hereto, the Purchase Documents will constitute valid and binding obligations of the Bank and Parent enforceable in accordance with their terms.

6.3                                 Government Notices.  Neither Parent nor the Bank has received written notice from any federal, state or other governmental agency or regulatory body indicating that such agency or regulatory body would oppose or not grant or issue its consent or approval, if required, with respect to the transactions contemplated by the Purchase Documents.

6.4                                 No Violations.

(a)                                  The execution and delivery by the Bank of the Purchase Documents, and its performance thereunder, will not (i) violate, conflict with, result in a breach of or

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constitute (with or without notice or lapse of time or both) a default under any agreement, indenture, mortgage or lease to which the Bank is a party or by which the Bank or its properties, or the Merchant Business, are bound; (ii) constitute a violation by the Bank of any law or government regulation applicable to the Bank or the Merchant Business; (iii) violate any provision of the charter, articles of incorporation or bylaws (or similar governing documents) of the Bank; or (iv) violate any order, judgment, injunction or decree of any court, arbitrator or governmental body against or binding upon the Bank or the Merchant Business.

(b)                                 With respect to the Merchant Business, the Bank is not, has not been and will not be (by virtue of any past or present action, omission to act, contract to which the Bank is a party or any occurrence or state of facts whatsoever) in violation of any applicable local, state or federal law, ordinance, regulation, order, injunction or decree, or any other requirement of any governmental body, agency or authority or court binding on it, or relating to its properties or businesses (including any antitrust laws and regulations).

(c)                                  The Bank has properly compared the Merchants against the required government lists (including, but not limited to, the Office of Foreign Assets Control SDN List and USA Patriot Act §314(a)) and has taken appropriate actions with regard to all Merchants that appear on any of the government lists. The latest comparison of the Merchants against the Office of Foreign Assets Control SDN List occurred not more than fourteen (14) days prior to the date of this Agreement.

6.5                                 Assets Sold.  The Bank is the sole owner of all rights, title and interest in and to the Assets Sold, free and clear of all title defects or objections, assignments, liens, encumbrances of any nature whatsoever, restrictions, security interests, rights of third parties, or other liabilities, and has good and valid title to the Assets Sold. The Equipment being sold hereunder is in good operating condition, ordinary wear and tear excepted, and has been reasonably maintained and repaired. The Equipment as of August 31, 2010 is of the quantity and type represented on Schedule 6.5(a), which identifies the Equipment by manufacturer type and serial number (if applicable), indicates any Equipment that is leased to third parties (and the identity of said parties) and which Schedule is true, correct and complete. The Inventory as of September 30, 2010 is set forth on Schedule 6.5(b), consists of items of a quality and quantity usable and saleable in the ordinary course of the Merchant Business, and such Schedule is true, correct and complete. Since August 31, 2010, no items of Equipment or Inventory have been sold or disposed of except through sales or transactions in the ordinary course of business, consistent with past practices. The Assets Sold include all rights, properties and other assets necessary to permit Elavon to conduct the Merchant Business in substantially the same manner as the Bank’s Merchant Business has heretofore been conducted, without any need for replacement, refurbishment or extraordinary repair.

6.6                                 Financial Information Concerning the Merchant Business.

(a)                                  The financial and other information concerning the Merchant Business attached hereto as Schedule 6.6(a) (collectively, the “Financial Information”) is true, correct, and complete and fairly presents the financial condition of the Merchant Business (excluding the TK Global Merchants) in respect of the Assets Sold as of and for the

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periods indicated thereon. The Financial Information does not contain any untrue statement of a material fact, nor omit any material fact necessary in order to make the statements made and information presented in the Financial Information, not misleading. Since August 31, 2010, there has been no material adverse change in the Merchant Business.

(b)                                 The information relative to Merchants’ annualized (i) Credit Card sales volume and (ii) Debit Card sales volume set forth on Schedule 6.6(b) is true, correct and complete in all material respects as of the date hereof and for the periods indicated, and such information does not contain any untrue statement nor omit any material fact necessary in order to make the statements made and information presented therein, not misleading.

6.7                                 Agreements Relating to the Merchant Business.

(a)                                  Schedule 6.7(a)(i) lists all of the Merchants. Schedule 6.7(a)(ii) lists all of the Agent Banks. The Bank is not in default (and would not be in default upon notice, lapse of time or both) under any provision of any Merchant Agreement or any Agent Bank Agreement. The Bank does not have Knowledge of any fraud by, or the bankruptcy or contemplated bankruptcy of, any Merchant, Agent Bank or any other party or guarantor to any of the Merchant Agreements or the Agent Bank Agreements, and has not received any notice of default or adverse comment from any regulatory authority in respect of any Merchant or any Agent Bank. Except as set forth on Schedule 6.7(a)(iii), the Bank has neither given nor received written notice of election to terminate any of the Merchant Agreements, and all Merchants currently process Credit Card transactions. Except as set forth on Schedule 6.7(a)(iv), each Merchant is a party to a Merchant Agreement with the Bank. The Bank has accurately classified the Merchants according to the North American Industry Classification System (NAICS), and has provided such classifications to Elavon. Except as set forth on Schedule 6.7(a)(v) and except for the TK Global Merchants, no Merchant (w) is involved in the airline, cruise or other travel-related industry, (x) a high-risk inbound teleservices merchant, (y) is involved in adult-oriented business, or (z) otherwise engages in a business activity that would result in additional fees or charges being imposed by any Credit Card Association, including but not limited to fees relating to Internet payment service providers. Schedule 1.2 lists all of the TK Global Merchants.

(b)                                 Except as set forth on Schedule 6.7(b), the Bank has in its possession, and shall deliver to Elavon in accordance with Section 1.6 hereof, an original executed copy of each Merchant Agreement. All agreements between the Bank and the Merchants are in the form of one of the Standard Merchant Agreements, attached hereto as Exhibit 6.7(b)(i), and are freely assignable by the Bank without the consent of the applicable Merchant or any other party.

(c)                                  The Bank has obtained guarantees from principals or third parties of all the Merchants listed on Schedule 6.7(c), and the Bank has in its possession, and shall deliver to Elavon in accordance with Section 1.6 hereof, an original executed copy of all such guarantees. All such guarantees are in the form of the Guarantee attached hereto as

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Exhibit 6.7(c) (the “Standard Guarantee”), and are freely assignable by the Bank without the consent of the applicable Merchant or any other party.

(d)                                 The Bank is not a party to any ISO Agreements. Except with respect to the Agent Bank Agreements, the TIB Agreement, the Paymentech Agreement, the Authorize.Net Agreement, the TK Global Referral Agreement and any other agreements listed on Schedule 6.7(d), the Bank has no agreements, written or oral, with any agent bank, other association, institution, independent sales organization, or any other third party which provides for any one or more of the following: (i) the deposit of Credit Card or Debit Card transaction records; (ii) the settlement of Credit Card or Debit Card transactions; (iii) the processing of Credit Card or Debit Card transactions; or (iv) the referral of merchants to the Bank. The Bank has provided Elavon with true, correct and complete copies of each agreement listed on Schedule 6.7(d), and all of such agreements are freely assignable by the Bank without the prior consent of the other party. The Bank has provided Elavon with true, correct and complete copies of each agreement between the Bank and each of TIB, Authorize.Net, Paymentech, TK Global Partners, and their respective affiliates, successors or assigns.

(e)                                  Except for disputes that have arisen in the ordinary course of business and that (i) are not material or otherwise significant in nature or amount, and (ii) have not been referred to legal counsel, whether internal or external, the Bank is not engaged in any dispute with any Merchant, Agent Bank or ISO or otherwise relating to the Merchant Business. The Bank does not have any Knowledge that the consummation of the transactions contemplated hereunder will have any material adverse effect on the business relationship of the Bank with any Merchant, Agent Bank or ISO.

(f)                                    The Bank is a member in good standing of the Credit Card Associations. The Bank and the Merchant Business are in compliance in all respects with all applicable rules and regulations and certification requirements of the Credit Card Associations. The Bank has provided Elavon true, correct and complete copies of all agreements between the Bank and any Credit Card Association.

(g)                                 The Bank does not maintain any reserve or hold accounts in connection with the Merchant Agreements other than with regard to the TK Global Merchants.

(h)                                 Schedule 6.7(h) sets forth the Credit Cards, other than MasterCard and VISA, for which the Bank has contracted to provide authorization and data capture services, and Schedule 6.7(h) also identifies the Merchants to whom such non MasterCard and VISA services are provided. All such agreements are attached hereto as Exhibit 6.7(h).

6.8                                 Merchants’ Credit.  With respect to the Merchants listed on Schedule 6.8, which are the one hundred (100) Merchants (excluding any TK Global Merchants) with the highest dollar value of Credit Card transactions processed during the twelve (12) month period ending August 31, 2010, the Bank does not have Knowledge of (a) any Merchant that has a credit facility with the Bank whose credit facility will not or cannot be continued, renewed or extended, or (b) any Merchant who plans to apply for new or additional credit with the Bank, and whose

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

application will be denied or rejected, in whole or in part. All of the Merchants listed on Schedule 6.8 are parties to a Merchant Agreement with the Bank, copies of which have been delivered to Elavon.

6.9                                 EFT Networks.  The Bank is a member in good standing of the EFT Networks identified on Schedule 6.9 attached hereto. The Bank and the Merchant Business are in full compliance in all respects with all applicable rules and regulations of such EFT Networks.

6.10                           Consents and Approvals.

(a)                                  Except as set forth on Schedule 6.10, no action of, or filing with, any governmental or public body is required by the Bank to authorize, or is otherwise required in connection with, the execution and delivery by the Bank of this Agreement or the other Purchase Documents or, if required, the requisite filing has been accomplished and all necessary approvals obtained.

(b)                                 Except as set forth on Schedule 6.10 and except as required under the TIB Agreement, no filing, consent or approval is required by virtue of the execution hereof or any other Purchase Document by the Bank or the consummation of any of the transactions contemplated herein by the Bank to avoid the violation or breach of, or the default under, or the creation of a lien on any of the Assets Sold pursuant to the terms of, any law, regulation, order, decree or award of any court or governmental agency or any lease, agreement, contract, mortgage, note, license, or any other instrument to which the Bank is a party or to which the Bank or any of the Assets Sold is subject.

6.11                           Leases.  Schedule 6.11 contains a true, correct and complete list of all (i) leases (including any capital leases) and lease purchase arrangements pursuant to which the Bank leases real or personal property related to the Merchant Business from others, and (ii) lease, rental and lease purchase arrangements pursuant to which the Bank leases property to any Merchant, Agent Bank, or other party in connection with the Merchant Business. Schedule 6.11 specifies which of such leases, if any, are capital leases. The Bank has made available to Elavon a true, correct and complete copy of each of the items listed on Schedule 6.11.

6.12                           Intellectual Property.

(a)                                  With respect to the Merchant Business, the Bank has made available to Elavon true, correct and complete copies of each trademark and service mark registration or application therefor.

(b)                                 The Bank has not heretofore infringed upon, and is not now infringing upon, and the continuation of the merchant Business as presently conducted will not infringe upon, any patent, service mark, trade name, trademark, copyright, trade secret, or other intellectual property, confidential information or proprietary information belonging to any other Person and the Bank has not agreed to indemnify any Person for or against any infringement.

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

(c)                                  To the Bank’s Knowledge, no Person is infringing upon any of the Bank’s patents, service marks, trademarks, copyrights, trade secrets, or other intellectual property that is or are related to the Merchant Business.

6.13                           Litigation and Claims.  Schedule 6.13 (i) sets forth all litigation, claims, suits, actions, investigations, indictments or informations, proceedings or arbitrations, grievances or other procedures (including grand jury investigations, actions or proceedings, and product liability and workers’ compensation suits, actions or proceedings, and investigations conducted by any Credit Card Association) that are pending, or to the Knowledge of the Bank or Parent, threatened, in or before any court, commission, arbitration tribunal, or judicial, governmental or administrative department, body, agency, administrator or official, grand jury, Card Association, or any other entity or forum for the resolution of grievances, against the Bank and relating in any way to the Merchant Business (collectively “Claims”), and (ii) indicates which of such Claims are being defended by an insurance carrier, and which of such Claims being so defended are being defended under a reservation of rights. The Bank has made available to Elavon true, correct and complete copies of all pleadings, briefs and other documents filed in each pending litigation, claim, suit, action, investigation, indictment or information, proceeding, arbitration, grievance or other procedure listed in Schedule 6.13, and the judgments, orders, writs, injunctions, decrees, indictments and information, grand jury subpoenas and civil investigative demands, plea agreements, stipulations and awards listed in Schedule 6.13.

6.14                           Merchant Business Employees.  Schedule 6.14 sets forth the names, titles and functional positions of all employees of the Bank or Parent who work either full or part-time in connection with the Merchant Business (“Merchant Business Employees”). No Merchant Business Employee is a party to any employment agreement, arrangement or understanding with the Bank or Parent, and, with the exception of Elavon’s expense reimbursement obligations as set forth in Article III hereof, no circumstances exist that could reasonably be expected to result in current or future liability to Elavon with respect to any Merchant Business Employee.

6.15                           Labor; Collective Bargaining.  There are no labor contracts, collective bargaining agreements, letters of understanding or other arrangements, formal or informal, with any union or labor organization, covering any of the Merchant Business Employees and none of said employees are represented by any union or labor organization.

6.16                           Required Licenses and Permits.  No licenses, permits or other authorizations of governmental authorities are necessary for the conduct of the Merchant Business by the Bank.

6.17                           Agreements, Contracts and Commitments.  Except as set forth and specifically identified in Sections (or the corresponding Schedules) 6.7, 6.11, 6.14, 6.15 and 6.19:

(a)                                  The Bank does not have any agreement, contract, commitment or relationship, whether written or oral, related to the Merchant Business, by which Elavon could be bound;

(b)                                 The Bank does not have any outstanding contract related to the Merchant Business, written or oral, with any officer, employee, agent, consultant, advisor, salesman, manufacturer’s representative, distributor, dealer, subcontractor, or broker that

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

is not cancelable by the Bank, on notice of not longer than thirty (30) days and without liability, penalty or premium of any kind, except liabilities which arise as a matter of law upon termination of employment, or any agreement or arrangement related to the Merchant Business providing for the payment of any bonus or commission based on sales or earnings;

(c)                                  The Bank is not subject to any contract or agreement related to the Merchant Business containing covenants limiting the freedom of the Bank to compete in any line of business in any geographic area;

(d)                                 Other than the TIB Agreement, the Paymentech Agreement and the Authorize.Net Agreement, with respect to the Merchant Business, there is no contract, agreement or other arrangement entitling any Person to any profits, revenues or cash flows of the Bank or requiring any payments or other distributions based on such profits, revenues or cash flows.

6.18                           Agreements in Full Force and Effect.  Except as expressly set forth on Schedule 6.18, all contracts and agreements referred to, or required to be referred to, herein or in any Schedule delivered hereunder are valid and binding, and are in full force and effect and are enforceable in accordance with their terms. The Bank has not received notice of any pending or threatened bankruptcy, insolvency or similar proceeding with respect to any party to such agreements, and no event has occurred which (whether with or without notice, lapse of time or the happening or occurrence of any other event) would constitute a default thereunder by the Bank, or to the Knowledge of the Bank, any other party thereto.

6.19                           Vendors and Suppliers.  Schedule 6.19 sets forth a true, correct and complete list of each supplier to the Bank of goods and services directly related to the Merchant Business that charged, billed or invoiced the Bank in excess of $10,000 during the twelve (12) month period ended September 30, 2010. The Bank has provided to Elavon true, correct and complete copies of all agreements and contracts between the Bank and any of the Persons listed on Schedule 6.19.

6.20                           Absence of Certain Changes and Events.  Except as set forth on Schedule 6.20, since August 31, 2010, the Bank has conducted the Merchant Business only in the ordinary course, and has not:

(a)                                  suffered any damage or destruction adversely affecting the Merchant Business;

(b)                                 suffered any adverse change in the working capital, assets, liabilities, financial condition, or business prospects relating to the Merchant Business, or relationships with any suppliers listed on Schedule 6.19;

(c)                                  gained Knowledge of any possibility that the State of California Department of Financial Institutions (“CDFI”), Federal Deposit Insurance Corporation (“FDIC”) or any other governmental entity will be appointed as conservator or receiver of the Bank or suffered any material adverse change or event that could reasonably be anticipated to result in action by the CDFI, FDIC or any other governmental entity,

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

including without limitation, the appointment of the CDFI, FDIC or any other governmental entity as conservator or receiver of the Bank;

(d)                                 except for customary increases based on term of service or regular promotion of non-officer employees, increased (or announced any increase in) the compensation payable or to become payable to any Merchant Business Employee, or increased (or announced any increase in) any bonus, insurance, pension or other employee benefit plan, payment or arrangement for Merchant Business Employees, or entered into or amended any employment, consulting, severance or similar agreement with any Merchant Business Employee;

(e)                                  incurred, assumed or guaranteed any liability or obligation (absolute, accrued, contingent or otherwise) with respect to the Merchant Business, other than a non-material amount in the ordinary course of business consistent with past practice;

(f)                                    paid, discharged, satisfied or renewed any claim, liability or obligation with respect to the Merchant Business, other than payment of a non-material amount in the ordinary course of business consistent with past practice;

(g)                                 permitted any of the Assets Sold to be subjected to any mortgage, lien, security interest, restriction, charge or other encumbrance of any kind;

(h)                                 waived any material claims or rights with respect to the Merchant Business;

(i)                                     sold, transferred or otherwise disposed of any of the assets used in the Merchant Business, except non-material assets in the ordinary course of business consistent with past practice;

(j)                                     made any single capital expenditure or investment with respect to the Merchant Business in excess of $10,000;

(k)                                  made any change in any method, practice or principle of financial or tax accounting that adversely affected the Merchant Business or any financial information relating to or derived from the Merchant Business;

(l)                                     managed working capital components relating to the Merchant Business, including cash, receivables, other current assets, trade payables and other current liabilities in a fashion inconsistent with past practice, including failing to sell inventory and other property in an orderly and prudent manner or failing to make all budgeted and other normal capital expenditures, repairs, improvements and dispositions;

(m)                               paid, loaned, advanced, sold, transferred or leased any Asset Sold to any employee, except for normal compensation involving salary and benefits;

(n)                                 entered into any commitment or transaction, other than a non-material commitment or transaction entered into in the ordinary course of business consistent with past practice, affecting the Merchant Business; or

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

(o)                                 agreed in writing, or otherwise, to take any action described in this Section 6.20.

6.21                           Finder’s Fees.  Neither the Bank nor Parent has made any commitment or done any act that would create any liability to any Person other than themselves for any brokerage, finder’s or similar fee or commission in connection with this Agreement or the transactions contemplated hereby.

6.22                           Disclosure.  No representations, warranties, assurances or statements by the Bank or Parent in this Agreement, and no statement contained in any document (including the Financial Information and the Schedules and Exhibits), certificates or other writings furnished by the Bank or Parent (or caused to be furnished by the Bank or Parent) to Elavon or any of its representatives pursuant to the provisions hereof, contains any untrue statement of material fact, or omits or will omit to state any fact necessary, in light of the circumstances under which such statement was made, in order to make the statements herein or therein not misleading.

ARTICLE VII

REPRESENTATIONS AND WARRANTIES OF ELAVON

Elavon makes the following representations and warranties to the Bank and Parent as of the date hereof and as of the Effective Date:

7.1                                 Organization.  Elavon is a corporation duly organized and validly existing under the laws of the State of Georgia and is authorized to conduct its business under those laws.

7.2                                 Authority.  Elavon has the right, power, capacity and authority to enter into and deliver the Purchase Documents, to perform its obligations under the Purchase Documents, and to effect the transactions contemplated by the Purchase Documents. The execution, delivery and performance of the Purchase Documents have been approved by all requisite corporate action on the part of Elavon, and, when executed and delivered pursuant hereto, the Purchase Documents will constitute valid and binding obligations of Elavon enforceable in accordance with their terms.

7.3                                 Governmental Notices.  Elavon has not received notice from any federal, state or other governmental agency or regulatory body indicating that such agency or regulatory body would oppose or not grant or issue its consent or approval, if required, with respect to the transactions contemplated by the Purchase Documents.

7.4                                 No Violations.  The execution and delivery by Elavon of the Purchase Documents and its performance thereunder will not: (i) violate, conflict with, result in a breach of or constitute (with or without notice or lapse of time or both) a default under, any material agreement, indenture, mortgage or lease to which Elavon is a party or by which it or its properties are bound; (ii) constitute a violation by Elavon of any material law or governmental regulation applicable to Elavon; (iii) violate any provision of the Articles of Incorporation or Bylaws of Elavon; or (iv) violate any order, judgment, injunction or decree of any court, arbitrator or governmental body against or binding upon Elavon.

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

7.5                                 Consents and Approvals.

(a)                                  No action of, or filing with, any governmental or public body is required by Elavon to authorize, or is otherwise required in connection with, the execution and delivery by Elavon of this Agreement or the other Purchase Documents or, if required, the requisite filing has been accomplished and all necessary approvals obtained.

(b)                                 No filing, consent or approval is required by virtue of the execution hereof or any other Purchase Document by Elavon or the consummation of any of the transactions contemplated herein by Elavon to avoid the violation or breach of any law, regulation, order, decree or award of any court or governmental agency, or any lease, agreement, contract, mortgage, note, license, or any other instrument to which Elavon is a party or is subject, or, if required, the requisite filing has been accomplished and all necessary approvals obtained.

7.6                                 Finder’s Fees.  Elavon has not made any commitment or done any act that would create any liability to any Person other than itself for any brokerage, finder’s or similar fee or commission in connection with this Agreement or the transactions contemplated hereby.

ARTICLE VIII

COVENANTS OF THE PARTIES

The parties hereto hereby covenant and agree as follows:

8.1                                 Credit Card Association/EFT Network Filings.  Elavon and the Bank shall cooperate with each other to file with the Credit Card Associations and the EFT Networks any document or information that each such Credit Card Association or EFT Network deems to be required or desirable to be filed in order for the acquisition contemplated by this Agreement to be completed.

8.2                                 Employees; Employee Benefit Plans.  Elavon shall not adopt, assume or otherwise at any time become responsible for, either primarily or as a successor employer, any Merchant Business Employee or any assets or liabilities of any Employee Benefit Plan. In particular, Elavon shall not assume liability for any group health continuation coverage or coverage rights under IRC Section 4980B and ERISA Section 606 which exist as of the Closing Date or the Effective Date or which may arise in connection with any Merchant Business Employee or any Employee Benefit Plan.

8.3                                 Transition; Transfer of Bank Assets.  Upon the sale, transfer, or assignment of those assets of the Bank necessary for the Bank to comply with its obligations set forth in Article III hereof to a governmental or third party entity, including without limitation the CDFI or FDIC (a “Successor Entity”), the Bank shall assign this Agreement to such Successor Entity and such Successor Entity shall assume the Bank’s obligations set forth in Article III hereof.

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

ARTICLE IX

CONDITIONS TO OBLIGATIONS OF THE BANK

Each of the obligations of the Bank and Parent to be performed hereunder shall be subject to the satisfaction (or waiver by the Bank and Parent) at or before the Closing of each of the following conditions:

9.1           Required Governmental Approvals.  All governmental authorizations, consents and approvals necessary for the valid consummation of the transactions contemplated hereby shall have been obtained and shall be in full force and effect. All applicable governmental pre acquisition filing, information furnishing and waiting period requirements shall have been met or such compliance shall have been waived by the governmental authority having authority to grant such waivers.

9.2           The Marketing Agreement.  Elavon shall have executed and delivered to the Bank the Marketing Agreement attached hereto as Exhibit 10.5.

9.3           Bill of Sale and Assignment and Assumption Agreement.  Elavon shall have executed and delivered to the Bank the Bill of Sale and Assignment and Assumption Agreement.

9.4           Credit Card Associations/EFT Networks.  All filings required pursuant to Section 8.1 shall have been made, and all approvals required pursuant to Section 8.1 shall have been received, and neither the Bank nor Elavon shall have received any objection of any kind from a Credit Card Association either in response to the filings required under Section 8.1 or otherwise.

9.5           Documents Satisfactory in Form and Substance.  All agreements, certificates, opinions and other documents delivered by Elavon to the Bank hereunder shall be in form and substance satisfactory to counsel of the Bank, in the exercise of such counsel’s reasonable judgment.

ARTICLE X

CONDITIONS TO OBLIGATIONS OF ELAVON

The obligations of Elavon to be performed hereunder shall be subject to the satisfaction (or waiver by Elavon) at or before the Closing of each of the following conditions:

10.1         Required Governmental Approvals.  All governmental authorizations, consents and approvals necessary for the valid consummation of the transactions contemplated hereby shall have been obtained and shall be in full force and effect. All applicable governmental pre acquisition filing, information furnishing and waiting period requirements shall have been met or such compliance shall have been waived by the governmental authority having authority to grant such waivers.

10.2         Other Necessary Consents.  The Bank shall have obtained all consents and approvals (and estoppel certificates) listed on Schedule 6.10. With respect to each such consent

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

or approval, Elavon shall have received written evidence, satisfactory to it, that such consent or approval has been duly and lawfully filed, given, obtained or taken and is effective, valid and subsisting.

10.3         Corporate Resolutions.  The Bank shall have delivered to Elavon certified resolutions of the Bank and Parent authorizing this Agreement and all other agreements and transactions contemplated hereby.

10.4         Non Competition Agreement.  The Bank and Parent shall have executed and delivered to Elavon the Non Competition Agreement.

10.5         Marketing Agreement.  The Bank and Parent shall have executed and delivered to Elavon the Marketing Agreement.

10.6         Bill of Sale and Assignment and Assumption Agreement.  The Bank shall have executed and delivered to Elavon the Bill of Sale and Assignment and Assumption Agreement.

10.7         Credit Card Associations/EFT Networks.  All filings required pursuant to Section 8.1 shall have been made, and all approvals required pursuant to Section 8.1 shall have been received, and neither the Bank nor Elavon shall have received any objection of any kind from a Credit Card Association either in response to the filings required under Section 8.1 or otherwise.

10.8         Certified Charter and Good Standing Certificates.  The Bank shall deliver to Elavon a Good Standing Certificate, or Certificate of similar import, from the California Secretary of State or similar authority for the Bank and Parent, together with a true and correct copy (certified as such by an officer of Bank or Parent, as applicable) of the Charter and/or Articles of Incorporation, as appropriate, for the Bank and Parent.

10.9         TIB Consent and Waiver.  The Bank shall have obtained from TIB-The Independent BankersBank (“TIB”) the waiver of TIB’s right of first refusal set forth in Section 14 of that certain Processing Service Agreement between TIB and the Bank dated July 1, 2006 (the “TIB Agreement”).

10.10       Documents Satisfactory in Form and Substance.  All agreements, certificates, opinions and other documents delivered by the Bank and Parent to Elavon hereunder shall be in form and substance satisfactory to counsel of Elavon, in the exercise of such counsel’s reasonable judgment.

ARTICLE XI

INDEMNIFICATION

11.1         Indemnification by the Bank.  The Bank and Parent shall jointly and severally indemnify and hold harmless Elavon, its affiliates, their respective successors and assigns, and their respective directors, officers, employees, consultants and agents (each an “Elavon Protected Party”) from any liability, loss, damage, diminution in value, cost, claim, consequential damages, suit, action or expense, including reasonable attorneys’ and accountants’ fees and expenses

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

(collectively, “Elavon Loss”), incurred by a Elavon Protected Party that results from or arises out of (i) any breach or inaccuracy of any representation or warranty of the Bank set forth in this Agreement or any other Purchase Document, whether such breach or inaccuracy exists or is made as of the Closing Date or the Effective Date; (ii) the breach by the Bank or Parent of any of their covenants or agreements contained in this Agreement or any other Purchase Document; (iii) any liability or obligation, contingent or otherwise, of the Bank or Parent, or otherwise arising from or relating to the Bank’s Merchant Business, exclusive of the Assumed Liabilities; (iv) violations of law, governmental rules or regulations, Credit Card Association rules or regulations, EFT Network rules and regulations, or wrongdoing or negligence by the Bank or Parent in performing obligations in connection with this Agreement; (v) the TK Global Agreements, the TK Global Merchants (but only to the extent arising out of or relating to the TK Global Agreements or an act or omission by the Bank relating thereto), or any obligation, claim or other action arising out of or relating to the TK Global Agreements or the TK Global Merchants (but only to the extent arising out of or relating to the TK Global Agreements or an act or omission by the Bank relating thereto), including without limitation, any claims for chargebacks, assessments, interchange fees, transaction fees, fines, penalties or other fees or charges; (vi) the acts or omissions of TIB or its affiliates in connection with the entry by the Bank or Parent into this Agreement and the consummation of the sale of the Assets Sold or in connection with the transition activities contemplated by Article III hereof; and (vii) any act relating to the Bank by the CDFI, FDIC or other governmental entity, including without limitation, the appointment of the CDFI, FDIC or any other governmental entity as conservator or receiver of the Bank.

11.2         Indemnification by Elavon.  Elavon shall indemnify and hold harmless the Bank and parent, their affiliates and their respective directors, officers, employees, consultants and agents (each a “Bank Protected Party”) from any liability, loss, damage, diminution in value, cost, claim, consequential damages, suit, action or expense, including reasonable attorneys’ and accountants’ fees and expenses (collectively, “Bank Loss”), incurred by a Bank Protected Party that results from or arises out of (i) any breach or inaccuracy of any representation or warranty of Elavon set forth in this Agreement or any other Purchase Document, whether such breach or inaccuracy exists or is made as of the Closing Date or the Effective Date; (ii) the breach by Elavon of any of its covenants or agreements contained in this Agreement or any other Purchase Document; (iii) any Assumed Liability; or (iv) violations of law or governmental rules or regulations or wrongdoing or negligence by Elavon in performing obligations in connection with this Agreement.

11.3         Loss or Asserted Liability.  Promptly after (a) becoming aware of circumstances that have resulted in a Elavon Loss or a Bank Loss or potential Elavon Loss or Bank Loss, whichever is applicable (“Loss” or “Losses”), for which any party hereto (the “Indemnitee”) intends to seek indemnification under Section 11.1 or Section 11.2, or (b) receipt by the Indemnitee of written notice of any demand, claim or circumstances which, with or without the lapse of time, the giving of notice or both, would give rise to a claim or the commencement (or threatened commencement) of any action, proceeding or investigation (an “Asserted Liability”) that may result in a Loss, the Indemnitee shall give written notice thereof (the “Claims Notice”) to the other party obligated to provide indemnification pursuant to Section 11.1 or 11.2 (the “Indemnifying Party”). The Claims Notice shall describe the Loss or the Asserted Liability in reasonable detail and shall indicate the amount (estimated, if necessary) of the Loss that has been

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

or may be suffered by the Indemnitee. The Claims Notice may be amended on one or more occasions with respect to the amount of the Asserted Liability or the Loss at any time prior to final resolution of the obligation relating to the Asserted Liability or the Loss. Failure of the Indemnitee to give promptly the notice required by this Section 11.3 shall not relieve the Indemnifying Party of its obligations to indemnify under this Article XI.

11.4         Opportunity to Contest.  The Indemnifying Party may elect to compromise or contest, at its own expense and by its own counsel, any Asserted Liability. If the Indemnifying Party elects to compromise or contest such Asserted Liability, it shall within thirty (30) days (or sooner, if the nature of the Asserted Liability so requires) of the date of the Indemnifying Party’s receipt of the Claims Notice notify the Indemnitee or Indemnitees of its intent to do so by giving written notice thereof to the Indemnitee (the “Contest Notice”), and the Indemnitee shall cooperate, at the expense of the Indemnifying Party, in the compromise or contest of such Asserted Liability. If the Indemnifying Party elects not to compromise or contest the Asserted Liability, fails to notify the Indemnitee of its election as herein provided or contests its obligation to indemnify under this Agreement, the Indemnitee (upon further notice to the Indemnifying Party) shall have the right to pay, compromise or contest such Asserted Liability on behalf of and for the account and risk of the Indemnifying Party, subject to the right of the Indemnifying Party to assume the compromise or contest of such Asserted Liability at any time before final settlement or determination thereof. Anything in this Article XI to the contrary notwithstanding, (i) the Indemnitee shall have the right, at its own cost and expense and for its own account, to compromise or contest any Asserted Liability, and (ii) the Indemnifying Party shall not, without the Indemnitees’ written consent, settle or compromise any Asserted Liability or consent to entry of any judgment which does not include an unconditional release of the Indemnitee from all liability in respect of such Asserted Liability. In any event, the Indemnitee and the Indemnifying Party may participate, at their own expense, in the contest of such Asserted Liability. If the Indemnifying Party chooses to contest any Asserted Liability, the Indemnitee shall make available to the Indemnifying Party any books, records or other documents within its control that are necessary or appropriate for, shall make its officers and employees available, on a basis reasonably consistent with their other duties, in connection with, and shall otherwise cooperate with, such defense.

11.5         Indemnity Claims.

(a)           The representations and warranties contained herein, in any other Purchase Document, or in any certificate or other document delivered pursuant hereto or in connection herewith shall not be extinguished by the Closing but shall survive the Closing, subject to the limitations set forth in Section 11.5(b) hereof with respect to the time periods within which claims for indemnity must be asserted, and the covenants and agreements of the Bank and Elavon contained herein shall survive without limitation as to time except as may be otherwise specified herein. No investigation or other examination of the Bank or the Merchant Business by Elavon, or its designees or representatives, shall affect the term of survival of any representation or warranty contained herein, in any other Purchase Document, or in any certificate or other document delivered pursuant hereto or in connection herewith, or the term of the right of the Elavon Protected Parties or the Bank Protected Parties to seek indemnification as set forth in Section 11.5(b).

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

(b)           All claims for indemnification under Sections 11.1(i) or (ii) and 11.2(i) or (ii) shall be asserted no later than eighteen (18) months after the Closing Date. All claims for indemnification under Sections 11.1(iii), (iv), (v), (vi) and (vii) and 11.2(iii) and (iv) may be asserted until, and shall be asserted no later than, thirty (30) days after the expiration of the applicable statute of limitations with respect thereto.

(c)           Nothing herein shall be deemed to prevent any party hereto from making a claim for a Loss hereunder for potential or contingent claims or demands provided the notice of Loss sets forth the specific basis for any such potential or contingent claim or demand to the extent then feasible and the Indemnitee has reasonable grounds to believe that such a claim or demand may become actual.

11.6         Limitation on Indemnification Rights.  Notwithstanding any other provision of this Agreement or any other Purchase Document to the contrary:

(a)           The Bank will not have any liability to any Elavon Protected Party with respect to all claims under this Agreement (other than the Excluded Matters, as defined below) until the Elavon Protected Parties shall have incurred on a cumulative basis Losses exceeding Twenty Thousand and No/100 Dollars ($20,000.00 USD) (the “Basket”), at which point the Bank shall be liable for all Losses incurred by the Elavon Protected Parties, subject to the other provisions of this Agreement; provided, however, that the Basket shall not apply to any such Losses arising out of or resulting from the actual fraud or willful misconduct of the Bank. For purposes of this Agreement, the “Excluded Matters” include (A) claims under Section 11.1(ii), but only if such breach is an intentional and willful breach by Bank or Parent, (B) claims under Section 11.1(iii), and (C) claims arising out of the fraud of Parent and/or Bank.

(b)           The maximum aggregate liability of the Bank for all indemnification amounts owing to Elavon Protected Parties for all claims under this Agreement (other than Excluded Matters) shall not exceed Two Million and No/100 Dollars ($2,000,000 USD) (the “Cap”).

11.7         Mitigation of Damages.  In the case of any claims that would reasonably be expected to give rise to a right of indemnification under this Article XI, if there is a reasonable likelihood that such Indemnified Party may have a direct right of recovery under insurance policies or indemnification arrangements maintained by such Indemnified Party (or its affiliates) with subcontractors or other third parties, (i) the Indemnified Party shall notify the Indemnifying Party of such right of recovery, (ii) the Indemnified Party shall pursue enforcement of such right of recovery for so long as the pursuit thereof is commercially reasonable, with the determination of whether such pursuit is commercially reasonable to be in the sole discretion of the Indemnified Party, and (iii) the Indemnifying Party shall cooperate with the Indemnified Party in connection with the enforcement of such right of recovery as contemplated by clause (ii) above. To the extent that an Indemnified Party obtains recovery in respect of any such claims from any such third parties, the amount of any Losses with respect to any claim for which indemnification is available under this Article XI shall be reduced by the amount of such insurance proceeds or other such funds realized or paid to the Indemnified Party, net of any applicable deductible,

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

premium adjustments or self-insurance retention and all reasonable out-of-pocket fees, costs and expenses incurred by such Indemnified Party in obtaining such recovery.

11.8         Exclusive Remedy.  Except for claims based upon the actual fraud of the Bank and/or Parent, and except for those provisions of this Agreement or another Purchase Document for which injunctive relief is expressly available, the foregoing indemnification provisions in this Article XI shall constitute the sole and exclusive remedy of all Elavon Protected Parties in respect of any breach of or default under this Agreement or any other Purchase Document by the Bank or Parent, and Elavon hereby waives and releases any and all statutory, equitable, or common law remedy it may have in respect of any breach of or default under this Agreement and the other Purchase Documents.

ARTICLE XII

DEFINITIONS AND RULES OF INTERPRETATION

12.1         Definitions.  For purposes of this Agreement, the capitalized terms have the following respective meanings:

“Agreement” means this Agreement, including all schedules and exhibits hereto, and, if amended, modified or supplemented, as the same may be so amended, modified or supplemented from time to time.

“Agent Bank” means a financial institution sponsored by the Bank and for which services related to the Merchant Business are provided to such financial institution and/or its merchants by or on behalf of the Bank.

“Agent Bank Agreement” means an agreement between the Bank and an Agent Bank pursuant to which the Agent Bank and the Bank provide services related to the Merchant Business.

“Alliance Documents” means the Marketing Agreement and the Non-Competition Agreement.

“Assumed Liabilities” means the following liabilities or obligations:

(a)           the obligations of the Bank arising on or after the Effective Date to perform under the Merchant Agreements assigned to Elavon pursuant to this Agreement;

(b)           the obligations of the Bank to pay assessments, interchange fees, transaction fees, fines, penalties or other fees or charges to the Credit Card Associations and the EFT Networks, provided that such obligations relate to transactions which occur under the Merchant Agreements on or after the Effective Date;

(c)           chargebacks in respect of any Credit Card transaction processed by Elavon pursuant to a Merchant Agreement if such Credit Card transaction is received by electronic transmission or otherwise under and in compliance with the rules and regulations of Credit Card Associations on and after the Effective Date and other Credit

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Losses on and after the Effective Date, but only to the extent that such chargeback or other Credit Loss relates to or arises out of an original sales transaction occurring on or after the Effective Date;

(d)           any liability arising on or after the Effective Date under any Other Assumed Contract (other than any liability arising out of or relating to a breach of the Bank that occurred prior to the Effective Date), but only to the extent that such liability (i) relates to or arises out of events, transactions, or omissions of Elavon on or after the Effective Date, (ii) is not required to be performed prior to the Effective Date, and (iii) is disclosed in or discernible from the face of such Other Assumed Contract; and

(e)           any other claims, liabilities or litigation in respect of the Merchant Agreements, the Equipment, the Inventory, and the business conducted in connection with the foregoing, provided that any such claim, liability or litigation (i) relates to or arises out of events, transactions, or omissions of Elavon on or after the Effective Date, and (ii) does not relate to or arose out of events, transactions or omissions of the Bank or Parent prior to the Effective Date.

Without limiting the foregoing, the Assumed Liabilities shall be limited to the liabilities and obligations specified in the preceding portion of this definition, and shall not in any event include (x) any penalties, costs or fees that may be incurred by the Bank or Parent in connection with the termination or expiration of the Bank’s or any affiliate’s agreement(s) with any third party service providers, or (y) any losses as the result of a chargeback or Credit Loss in respect of any Merchant Agreement that result from transactions, events, acts or omissions of the Bank or a merchant which occurred prior to the Effective Date. Further, the Assumed Liabilities, as the same relate to the Merchant Agreements shall be further limited to those disclosed in and discernible from the face of the Standard Merchant Agreements.

“Authorize.Net” means Authorize.Net Corporation, and its successors and assigns.

“Authorize.Net Agreement” means that certain Reseller Agreement by and between Authorize.Net and the Bank dated March 19, 1999, as amended.

“Bill of Sale and Assignment and Assumption Agreement” means the written instrument to be entered into at the Closing between the Bank and Elavon in the form attached hereto as Exhibit 1.2.

“Credit Card” means (i) a VISA card or other card bearing the symbol(s) of VISA U.S.A., Inc. or VISA International, Inc., (ii) a MasterCard card or other card bearing the symbol(s) of MasterCard International Incorporated, or (iii) a card bearing the symbol(s) of another Credit Card Association.

“Credit Card Associations” means VISA U.S.A., Inc., VISA International, Inc., MasterCard International Incorporated, American Express, Discover Network, JCB, Diners Club International Ltd. and any other similar organizations or associations, and any successor organizations or associations to any of the foregoing.

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

“Credit Loss” means any loss, including but not limited to a chargeback, resulting from or attributable to the failure by a Merchant to pay amounts owed by it under a Merchant Agreement.

“Debit Card” means a card with a magnetic stripe bearing the symbol(s) of one or more EFT Networks or Credit Card Associations which enables the holder to pay for goods or services by authorizing an electronic debit to the cardholder’s designated deposit account.

“Drafts” means documentary evidence of Credit Card sales deposited by Merchants with the Bank.

“EFT Networks” means electronic funds transfer networks such as Star Systems, PULSE EFT Association, NYCE, and any other similar organizations or associations, and any successor organizations or associations to any of the foregoing.

“Employee Benefit Plan” means (i) any “employee benefit plan” as such term is defined in ERISA Section 3(3), (ii) any nonqualified deferred compensation plans (as defined in IRC Section 409A), and (iii) any other arrangement (whether written or unwritten, qualified or unqualified, subject to ERISA or not, now in effect or required in the future as a result of the transaction contemplated by this agreement or otherwise, funded or unfunded, foreign or domestic) relating to employment, severance, change in control, compensation or fringe benefits, including those providing retirement, health, disability, life and vacation benefits, and including any trust agreements, insurance contracts or other funding mechanisms therefor and any service provider contracts thereunder, currently or previously maintained, or contributed to, or required to be maintained or contributed to, by Bank, Parent, or by any other person or entity that, together with Bank, is treated as a single employer under IRC Section 414 or Section 4001.3 of ERISA for the benefit of, or providing benefits as of the date hereof to or any date prior, any current or former employees, independent contractors, officers or directors of Parent or Bank, or with respect to which Parent or Bank has or could reasonably be expected to have any liability.

“ERISA” means the Employee Retirement Income Security Act of 1974, and any regulations issued thereunder.

“Equipment” means the point-of-sale terminals, printers and other equipment, supplies, or point-of-sale assets utilized by Merchants, or held for lease, sale or swap to Merchants, and owned or leased by the Bank, and computer equipment and software, office equipment and furniture, and all other equipment used or useful in the Merchant Business.

“Excluded Assets” means the assets specified on Schedule 1.1(a) attached hereto and shall also include, whether or not listed on Schedule 1.1(a), all rights and obligations of the Bank under any third party contract (other than Merchant Agreements) to which the Bank is a party that is not specifically identified on Schedule 1.1(f).

“Inventory” means the imprinters, sales draft forms, application forms, decals and all other merchant supplies of the Bank.

“IRC” means the United States Internal Revenue Code of 1986, and any regulations issued thereunder.

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

“ISO” means an independent sales organization or other Person which is a party to an agreement or understanding with the Bank as of the Closing Date whereby the independent sales organization or other Person provides marketing and other services to merchants in connection with the Merchant Business.

“ISO Agreement” means an agreement between the Bank and an ISO pursuant to which the ISO is providing marketing and other services in connection with the Merchant Business.

“Knowledge” means, with respect to any party to this Agreement, the actual knowledge after due and reasonable inquiry of such party’s executive or senior operational officers and directors.

“Marketing Agreement” means the Marketing and Sales Alliance Agreement among Parent, the Bank and Elavon in the form of Exhibit 10.5 attached hereto, and if amended, modified or supplemented, as the same may be so amended, modified or supplemented from time to time.

“Merchant” means any Person (other than Elavon or the Bank) (a) that has entered into a Merchant Agreement prior to the Effective Date, or (b) that is identified on Schedule 6.7(a)(iv).

“Merchant Agreement” means an agreement between the Bank and a Merchant pursuant to which the Merchant undertakes to honor Credit Cards and/or Debit Cards and the Bank agrees to accept Credit Card and/or Debit Card transaction records; provided, however, that in no event shall “Merchant Agreement” include any merchant agreement included on Schedule 1.1(a) as an “Excluded Asset.”

“Merchant Business” means the providing of point-of-sale-based Credit Card, Debit Card and other card-based transaction processing services and electronic payment and settlement services (including the sale or lease of products and services related thereto) relating to the Assets Sold and the Assumed Liabilities to Merchants and Agent Banks, ISOs and other similar customers, but shall specifically exclude any such activity relating to the Excluded Assets.

“Non-Competition Agreement” means the Non-Competition Agreement among Parent, the Bank and Elavon in the form of Exhibit 10.4 attached hereto, and if amended, modified or supplemented, as the same may be so amended, modified or supplemented from time to time.

“Operative Documents” means, collectively, the Purchase Documents and the Alliance Documents.

“Paymentech” means Paymentech, L.P., a Delaware limited partnership, and its successors and assigns.

“Paymentech Agreement” means that certain Credit Card Processing Agreement by and between Paymentech and the Bank dated November 10, 2004, as amended.

“Person” means any of a natural person, corporation, partnership, firm, association, limited liability company, trust, estate or other entity of any kind.

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

“Purchase Documents” means this Agreement, the Bill of Sale and Assignment and Assumption Agreement, and the documents, agreements, certificates or instruments executed and delivered in connection herewith and therewith; provided, however, that the Marketing Agreement and the Non-Competition Agreement shall not be included within the definition of, or otherwise deemed to be, Purchase Documents.

“Standard Agent Bank Agreements” means the forms of Agent Bank Agreements attached hereto as Exhibit 6.7(b)(ii).

“Standard Merchant Agreements” means the forms of Merchant Agreements attached hereto as Exhibit 6.7(b)(i).

“TIB” means TIB- The Independent BankersBank, a Texas banking corporation.

“TIB Agreement” means that certain Processing Service Agreement by and between TIB and the Bank dated July 1, 2006, as amended.

“TK Global Agreements” means the TK Global Referral Agreement and any merchant agreement entered into between the Bank and any TK Global Merchant as of the date hereof.

“TK Global Referral Agreement” means the Referral Agreement, dated February 25, 2008, by and between TK Global Partners and the Bank.

“TK Global Merchants” means the Merchants that have been referred to the Bank by TK Global Partners pursuant to the TK Global Referral Agreement and that have entered into merchant agreements with the Bank as of the date hereof in connection with such referral, as more particularly set forth on Schedule 1.2 hereof.

“Transition Date” means April 1, 2011, or any date thereafter if said Transition Date is extended pursuant to Section 3.6.

“Transition Period” means the period from the Effective Date through and including the Transition Date.

12.2         Other Definitions; Rules of Interpretation.

(a)           All terms defined herein shall have the defined meanings when used in any Purchase Document, certificate or other document made or delivered pursuant hereto unless otherwise defined therein. Singular terms shall include the plural, and vice versa, unless the context otherwise requires.

(b)           Exhibits and Schedules referenced in this Agreement are deemed to be incorporated herein by reference. The term “including” shall mean “including without limitation.”

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

ARTICLE XIII

MISCELLANEOUS

13.1         Expenses.  Except as otherwise specifically provided in this Agreement, each party shall pay its own costs and expenses in connection with this Agreement and the transactions contemplated hereby, including all attorneys’ fees, accounting fees and other expenses.

13.2         Notices and Payments.  All notices, demands and other communications hereunder shall be in writing and shall be delivered (i) in person, (ii) by United States mail, certified or registered, with return receipt requested, or (iii) by national overnight courier (e.g., FedEx) as follows:

If to the Bank or Parent:		Monterey County Bank
601 Munras Avenue
Monterey, California 93940
Attention: Charles Chrietzberg

with a copy to:		Siavage Law Group, LLC
(which shall not		1360 Peachtree Street, Suite 1050
constitute notice)		Atlanta, GA 30309
Attention: Marc D’Annunzio

If to Elavon:		Elavon, Inc.
One Concourse Parkway, Suite 300
Atlanta, Georgia 30328
	Attention:	Mindy M. Doster, Esq.
General Counsel

with a copy to:		Elavon, Inc.
(which shall not		One Concourse Parkway, Suite 300
constitute notice)		Atlanta, Georgia 30328
	Attention:	Edward M. O’Hare
Senior Vice President

with a copy to:		McKenna Long & Aldridge LLP
(which shall not		SunTrust Plaza, Suite 5300
constitute notice)		303 Peachtree Street, N.E.
Atlanta, Georgia 30308
Attention: Anthony M. Balloon, Esq.

The persons or addresses to which mailings or deliveries shall be made may be changed from time to time by notice given pursuant to the provisions of this Section 13.2. Any notice, demand or other communication given pursuant to the provisions of this Section 13.2 shall be deemed to have been given on the date actually delivered.

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

13.3         Third-Party Beneficiaries.  No party to this Agreement intends this Agreement to benefit or create any right or cause of action in or on behalf of any Person other than the Bank and Elavon.

13.4         Independent Contractors.  Nothing contained in this Agreement or any other Operative Document shall be construed as creating or constituting a partnership, joint venture or agency among the parties to this Agreement. Rather, the parties shall be deemed independent contractors with respect to each other for all purposes.

13.5         Successors and Assigns.  All terms and provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement and the rights, privileges, duties and obligations of the parties hereto may not be assigned or delegated by any party without the prior written consent of the other party; provided, however, that such consent shall not be required (a) for the assignment by any party of its rights and privileges hereunder to a Person controlling, controlled by or under common control with such party (it being understood that no such assignment shall relieve the assigning party of its duties or obligations hereunder), or (b) for the assignment and delegation by any party of its rights, privileges, duties and obligations hereunder to any Person into or with which the assigning party shall merge or consolidate or to which the assigning party shall sell all or substantially all of its assets, provided that upon the request of the non-assigning party the assignee shall formally agree in writing to assume all the rights and obligations of the assigning party created hereby. In no event shall the assignment of this Agreement to the CDFI, FDIC or any other governmental entity, or the appointment of the CDFI, FDIC or any other governmental entity as conservator or receiver of the Bank relieve such assignee, conservator or receiver or the Bank of any of the obligations contained in this Agreement, including without limitation, those obligations contained in Article III herein.

13.6         Amendments and Waivers.  This Agreement, any of the instruments referred to herein and any of the provisions hereof or thereof shall not be amended, modified or waived in any fashion except by an instrument in writing signed by the parties hereto. The waiver by a party of any breach of this Agreement by another party shall not operate or be construed as the waiver of the same or another breach on a subsequent occasion, nor shall any delay in exercising any right, power or privilege hereunder constitute a waiver thereof.

13.7         Severability of Provisions.  If any provision of this Agreement, or the application of any such provision to any Person or circumstance, is invalid or unenforceable, the remainder of this Agreement, or the application of such provision to Persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected by such invalidity or unenforceability.

13.8         Counterparts; Delivery.  This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one instrument. The parties acknowledge that delivery of executed counterparts of this Agreement may be effected by a facsimile transmission or other comparable means, with an original document to be delivered promptly thereafter via overnight courier.

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

13.9         Governing Law.  This Agreement is made and entered into under the laws of the State of Georgia, and the laws of that State (without giving effect to the principles of conflicts of laws thereof) shall govern the validity and interpretation hereof and the performance by the parties hereto of their respective duties and obligations hereunder.

13.10       Section Headings.  The headings of Sections contained in this Agreement are for convenience of reference only and do not form a part of this Agreement.

13.11       Entire Agreement.  The making, execution and delivery of this Agreement by the parties hereto have been induced by no representations, statements, warranties or agreements other than those herein expressed. This Agreement and the other written instruments specifically referred to herein embody the entire understanding of the parties and supersede in their entirety all prior communication, correspondence, and instruments among the parties with respect to the subject matter hereof, including the Letter of Intent, dated August 25, 2010, between Elavon and the Bank, and there are no further or other agreements or understandings, written or oral, in effect between the parties relating to the subject matter hereof.

13.12       Publicity.  The timing and content of any and all public statements, announcements or other publicity concerning the transactions contemplated herein shall be mutually agreed upon by Parent, the Bank and Elavon, which agreement shall not be unreasonably withheld or delayed.

13.13       Survival.  Each party, acknowledging that the other is entitled to rely on its representations, warranties, covenants and agreements in this Agreement in order to preserve the benefit of the bargain otherwise represented by this Agreement, agrees that neither the survival of such representations, warranties, covenants and agreements, nor their enforceability nor any remedies for breaches of them will be affected by any knowledge of a party regardless of when or how such party acquired such knowledge, specifically including disclosures of facts and/or circumstances after the date of this Agreement.

(Signatures begin on following page)

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Merchant Asset Purchase Agreement as of the date first written above.

“Bank”:

MONTEREY COUNTY BANK

By:
Name:
Title:

“Parent”:

NORTHERN CALIFORNIA BANCORP, INC.

By:
Name:
Title:

“Elavon”:

ELAVON, INC.

By:
Name:
Title:

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

INDEX OF SCHEDULES AND EXHIBITS

Schedules	Description

1.1(a)	Excluded Assets
1.1(f)	Other Assumed Contracts
1.2	TK Global Merchants
3.3(b)	Transition Processing Expenses
6.5(a)	Equipment
6.5(b)	Inventory
6.6(a)	Financial Information
6.6(b)	Annualized Credit Card Sales Volume and Debit Card Sales Volume
6.7(a)(i)	Merchants
6.7(a)(ii)	Agent Banks
6.7(a)(iii)	Notice of Election to Terminate Merchant Agreements and Exceptions to Credit Card Processing Activity
6.7(a)(iv)	Merchants Not Party to Merchant Agreement
6.7(a)(v)	High-Risk Merchants
6.7(b)	Exceptions to Possession of Original Executed Copy of Merchant Agreements
6.7(c)	Merchant Guarantees
6.7(d)	Settlement, Processing and Referral Agreements
6.7(h)	Non-VISA and MasterCard Services
6.8	Top 100 Merchants
6.9	EFT Networks
6.10	Consents and Approvals
6.11	Leases
6.13	Litigation
6.14	Merchant Business Employees
6.18	Exceptions to Agreements in Full Force and Effect
6.19	Vendors and Suppliers
6.20	Exceptions to Absence of Certain Changes and Events

Exhibits	Description

1.2	Bill of Sale and Assignment and Assumption Agreement
6.7(b)(i)	Standard Merchant Agreement
6.7(b)(ii)	Standard Agent Bank Agreement
6.7(c)	Standard Merchant Guarantee
6.7(h)	American Express, Discover, Diner’s Club and JCB Agreements
10.4	Non Competition Agreement
10.5	Marketing Agreement

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

SCHEDULES TO THE

MERCHANT ASSET PURCHASE AGREEMENT

BY AND AMONG

MONTEREY COUNTY BANK

a California state-chartered bank,

NORTHERN CALIFORNIA BANCORP, INC.,

a California corporation

AND

ELAVON, INC.,

a Georgia corporation

November 1, 2010

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Schedule 1.1(a)

Excluded Assets

Merchant Department:	Office Furniture/Fixtures

Computers/Monitors/Keyboards/Mice

Printers

Copier/Fax/Scanner

Leased Office Space pursuant to that certain Lease by and between the Bank and Triple Tree Properties for the property located at 3785 Via Nona Maria, Carmel, CA 93923

Appliances

TK Global Merchants

National A-1 Advertising

TK Global Agreements

TIB Agreement

Paymentech Agreement

The following merchants and any agreements therewith:

[*]

[*]

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Schedule 1.1(f)

Other Assumed Contracts

N/A

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Schedule 1.2

TK Global Merchants

As of August 31, 2010

SIC			Account	Date Last	ETC
Code	Account Number	Merchant Name	Status	Activity	Type
5999	[*]	[*]		9/1/2006	7
7829	[*]	[*]		6/1/2010	0
7829	[*]	[*]		6/1/2010	0
8999	[*]	[*]		2/1/2010	7
8999	[*]	[*]		3/1/2010	7
8999	[*]	[*]		8/1/2010	3
8999	[*]	[*]		8/1/2010	3
8999	[*]	[*]		8/1/2010	3
8999	[*]	[*]		8/1/2010	3
8999	[*]	[*]		7/1/2010	3
5967	[*]	[*]		8/1/2010	7
4411	[*]	[*]		7/1/2010	7
5968	[*]	[*]		2/1/2010	0
8931	[*]	[*]		4/1/2010	7
8999	[*]	[*]		7/1/2010	7
5734	[*]	[*]		7/1/2010	7
5964	[*]	[*]		6/1/2010	7
7277	[*]	[*]		5/1/2010	7
8999	[*]	[*]		9/1/2009	7
8999	[*]	[*]		3/1/2010	7

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

5969	[*]	[*]		2/1/2010	7
5969	[*]	[*]		2/1/2010	7
8111	[*]	[*]		2/1/2010	7
8999	[*]	[*]		3/1/2010	7
8999	[*]	[*]		7/1/2010	7
8999	[*]	[*]		2/1/2010	7
8999	[*]	[*]		6/1/2010	7
5964	[*]	[*]	Closed	10/1/2009	7
7392	[*]	[*]	Closed	12/1/2009	7
8999	[*]	[*]		6/1/2010	0
8999	[*]	[*]		2/1/2010	0
5499	[*]	[*]		8/1/2010	0
5499	[*]	[*]		8/1/2010	0
5499	[*]	[*]		8/1/2010	0
5499	[*]	[*]		8/1/2010	0

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Schedule 3.3(b)

Transition Processing Expenses

EXPENSE	AMOUNT

Employee Salaries	$3000.00

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Schedule 6.5(a)

Equipment

Following is a list of equipment being utilized by our merchant base as of September 30, 2010.

Each MCB merchant has at least one of the following terminal types out in the field

☐Verifone Tranz 330/380/380X2/460

☐Verifone Omni 3200/3200SE

☐Verifone Omni 3750

☐Verifone VX 570

☐Verifone VX 510LE

☐Verifone Printer 250

☐Verifone PinPad 1000SE

☐Hypercom T-7Plus

☐Nurit 8000

☐POS Payment Applications*

*POS Merchants are serviced through a third party vendor chosen by the merchant. Monterey County Bank has verified that POS merchants are using payment applications validated as PCI-PA Compliant.

On-hand Equipment Inventory as of September 30, 2010

Make	Model	S/N	Condition

Verifone	Omni 3730LE	209-745-662	Used

Verifone	Omni 3730LE	210-422-306	Used

Verifone	Omni 3730LE	210-335-439	Used

Verifone	Omni 3730LE	211-520-475	Used

Verifone	Omni 3730LE	211-520-476	Used

Verifone	Omni 3730LE	211-590-126	Used

Verifone	Omni 3730LE	211-590-129	Used

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Verifone	Omni 3730LE	211-106-117	Used

Verifone	Omni 3730LE	211-106-118	New

Verifone	Omni 3730LE	210-420-685	Used

Verifone	Omni 3730LE	767-933-449	Used

Verifone	Omni 3730LE	211-542-756	New

Verifone	Omni 3730LE	211-542-757	New

Verifone	Omni 3730LE	211-542-758	New

Verifone	Omni 3730LE	211-542-759	New

Verifone	Omni 3730LE	211-542-760	New

Verifone	Omni 3730LE	211-542-761	New

Verifone	PP1000SE	801-699-147	New

Verifone	PP1000SE	801-699-549	New

Verifone	PP1000SE	024-757-540	New

Verifone	PP1000SE	291-440-269	New

Verifone	PP1000SE	291-440-298	New

Verifone	PP1000SE	291-440-306	New

Verifone	PP1000	202-397-643	New

Verifone	Tranz 380x2	203-036-970	New

Verifone	Tranz 330	015-259-168	Refurb

Verifone	Omni 3200SE	760-017-446	Used

Verifone	Omni 3200SE	760-068-140	Used

Verifone	Omni 3200SE	760-067-877	Used

Verifone	Omni 3200SE	760-074-206	Used

Verifone	Omni 3200SE	710-408-167	Used

Verifone	Omni 3200SE	207-924-932	Used

Verifone	Omni 3200SE	760-073-743	Used

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Verifone	Omni 3200SE	710-573-722	Used

Verifone	Omni 320020	3-986-052	Used

Verifone	Omni 320020	3-967-375	Used

Verifone	Omni 320020	3-965-486	Used

Verifone	Vx610	600-579-515	Used

Hypercom	T7Plus	700280042826	New

Hypercom	T7Plus	700280042827	New

Hypercom	T7Plus	100007266157	Used

Hypercom	T7Plus	100007266158	Used

Hypercom	T7Plus	100007266159	Used

Hypercom	T7P	T2050024	Used

Hypercom	T7PT	100001129906	Used

Magtek USB CardReader	21040145	X02H46F	New

Magtek USB CardReader	21040145	X02H46J	New

Magtek USB CardReader	21040145	X02H463	New

Magtek USB CardReader	21040145	X02H468	New

Magtek USB CardReader	21040140	A0607H1	New

Magtek USB CardReader	21040140	A060925	New

Semtek	Sideswipe	CC-8941-2	New

Bank Leased Equipment

The Bank does not lease Equipment to third parties.

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Schedule 6.5(b)

Inventory

On-hand Supplies Inventory as of September 30, 2010

Supplies	Model	Quantity	Condition

Manual Imprinter	Bartizan 4000	1	New

Sales Drafts Long	N/A	58	New

Sales Drafts Short	N/A	99	New

Application Forms	Printed as Needed	N/A	New

Decals	V/MC	6	New

Paper Rolls	Vx/Omni (2.25in)	432	New

Paper Rolls	P-250 (3 in)	98	New

Ink Ribbon	P-250	34	New

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Schedule 6.6(a)

Financial Information

Figures do not include TK Global merchant activity

FDR Financial Information
YTD as of 09/30/2010

Net Volume	[*]
Net # of Transactions	[*]
Total Merchant Income	[*]
Total Merchant Expense	[*]
Net Income	[*]
Profit Margin	[*]

Paymentech Financial Information
YTD as of 09/30/2010

Net Volume	[*]
Net # of Transactions	[*]
Total Merchant Income	[*]
Total Merchant Expense	[*]
Net Income	[*]
Profit Margin	[*]

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Schedule 6.6(b)

Annualized Credit Card Sales Volume and Debit Card Sales Volume

Figures do not include TK Global merchant activity

Annualized Credit and Debit Sales Volumes
FDR

2009 Credit Volume	[*]
2009 Debit Volume	[*]
2009 Total Volume	[*]

2010 Credit Volume	[*]
2010 Debit Volume	[*]
2010 Total Volume	[*]

Annualized Credit and Debit Sales Volumes
Paymentech

2009 Credit Volume	[*]
2009 Debit Volume	[*]
2009 Total Volume	[*]

2010 Credit Volume	[*]
2010 Debit Volume	[*]
2010 Total Volume	[*]

• Paymentech report does not separate out Credit and Debit Volumes

• Small portfolio - Debit Volume is minimal

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Schedule 6.7(a)(i)

Merchants

Merchant List as of September 30, 2010

MCC				DBA	DBA
Code	Account No	DBA Name24	DBA City21	State	Zip5
5592	[*]	[*]	MARINA	CA	93933

5999	[*]	[*]	HENDERSON	NV	89012

5999	[*]	[*]	CARMEL	CA	93921

5065	[*]	[*]	SALINAS	CA	93901

5732	[*]	[*]	MONTEREY	CA	93940

5999	[*]	[*]	MONTEREY	CA	93940

5999	[*]	[*]	MONTEREY	CA	93940

5999	[*]	[*]	MONTEREY	CA	93940

5999	[*]	[*]	MONTEREY	CA	93940

7299	[*]	[*]	CARMEL	CA	93921

7011	[*]	[*]	SALINAS	CA	93905

8699	[*]	[*]	CARMEL	CA	93921

7299	[*]	[*]	MONTEREY	CA	93940

5812	[*]	[*]	CARMEL	CA	93921

5995	[*]	[*]	PACIFIC GROVE	CA	93950

5999	[*]	[*]	PACIFIC GROVE	CA	93950

7298	[*]	[*]	SALINAS	CA	93901

8021	[*]	[*]	PACIFIC GROVE	CA	93950

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

7399	[*]	[*]	MONTEREY	CA	93940

5971	[*]	[*]	CARMEL	CA	93921

5712	[*]	[*]	CARMEL	CA	93921

7033	[*]	[*]	SAN LUIS OBISPO	CA	93405

5732	[*]	[*]	MONTEREY	CA	93940

5999	[*]	[*]	CARMEL	CA	93921

7991	[*]	[*]	SAUSALITO	CA	94965

7991	[*]	[*]	SAUSALITO	CA	94965

7991	[*]	[*]	TRUCKEE	CA	96161

5812	[*]	[*]	CARMEL	CA	93923

5699	[*]	[*]	MONTEREY	CA	93940

7011	[*]	[*]	PACIFIC GROVE	CA	93950

7841	[*]	[*]	MONTEREY	CA	93940

8931	[*]	[*]	MONTEREY	CA	93940

8398	[*]	[*]	MONTEREY	CA	93940

7299	[*]	[*]	BIG SUR	CA	93920

5812	[*]	[*]	BIG SUR	CA	93920

5999	[*]	[*]	MONTEREY	CA	93940

5812	[*]	[*]	CARMEL	CA	93923

5812	[*]	[*]	CARMEL	CA	93921

5699	[*]	[*]	SALINAS	CA	93901

2741	[*]	[*]	SEASIDE	CA	93955

7298	[*]	[*]	MONTEREY	CA	93940

8398	[*]	[*]	SEASIDE	CA	93955

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

8398	[*]	[*]	SEASIDE	CA	93955

7011	[*]	[*]	CARMEL BY THE SEA	CA	93921

5812	[*]	[*]	MONTEREY	CA	93940

7549	[*]	[*]	PASO ROBLES	CA	93446

8398	[*]	[*]	SALINAS	CA	93908

7298	[*]	[*]	MONTEREY	CA	93940

5946	[*]	[*]	RANCHO MIRAGE	CA	92270

7011	[*]	[*]	MONTEREY	CA	93940

5812	[*]	[*]	MONTEREY	CA	93940

4816	[*]	[*]	ORANGE	CA	92868

8999	[*]	[*]	CARMEL	CA	93921

5941	[*]	[*]	CARMEL	CA	93923

5812	[*]	[*]	CARMEL	CA	93921

5912	[*]	[*]	CARMEL	CA	93921

5971	[*]	[*]	CARMEL BY THE SEA	CA	93921

7011	[*]	[*]	CARMEL BY THE SEA	CA	93921

5192	[*]	[*]	CARMEL	CA	93923

8398	[*]	[*]	CARMEL	CA	93923

7299	[*]	[*]	CARMEL	CA	93921

5999	[*]	[*]	CARMEL	CA	93922

8641	[*]	[*]	CARMEL VALLEY	CA	93924

5812	[*]	[*]	CARMEL	CA	93923

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

5812	[*]	[*]	CARMEL	CA	93923

5812	[*]	[*]	CARMEL-BY- THE-SEA	CA	93921

5812	[*]	[*]	CARMEL	CA	93923

8931	[*]	[*]	CARMEL	CA	93923

8099	[*]	[*]	MONTEREY	CA	93940

8099	[*]	[*]	SALINAS	CA	93901

5947	[*]	[*]	CARMEL	CA	93922

5533	[*]	[*]	SEASIDE	CA	93955

5812	[*]	[*]	CASTROVILLE	CA	95012

5999	[*]	[*]	CARMEL	CA	93923

4582	[*]	[*]	MONTEREY	CA	93940

7011	[*]	[*]	SALINAS	CA	93908

5812	[*]	[*]	MONTEREY	CA	93940

5812	[*]	[*]	MONTEREY	CA	93940

3687	[*]	[*]	CALISTOGA	CA	94515

5811	[*]	[*]	PACIFIC GROVE	CA	93950

5719	[*]	[*]	MONTEREY	CA	93940

8999	[*]	[*]	MURRIETA	CA	92562

7841	[*]	[*]	MONTEREY	CA	93940

5699	[*]	[*]	MONTEREY	CA	93940

7011	[*]	[*]	CARMEL VALLEY	CA	93924

5812	[*]	[*]	MONTEREY	CA	93940

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

7011	[*]	[*]	CARMEL BY THE SEA	CA	93921

5812	[*]	[*]	CARMEL	CA	93921

5812	[*]	[*]	CARMEL	CA	93923

5942	[*]	[*]	PACIFIC GROVE	CA	93950

5712	[*]	[*]	CARMEL	CA	93923

8111	[*]	[*]	MONTEREY	CA	93940

5971	[*]	[*]	CARMEL	CA	93921

5971	[*]	[*]	CARMEL	CA	93921

5251	[*]	[*]	SEASIDE	CA	93955

5999	[*]	[*]	MONTEREY	CA	93940

5995	[*]	[*]	CARMEL	CA	93921

7011	[*]	[*]	SEASIDE	CA	93955

7221	[*]	[*]	BURLINGAME	CA	94010

8021	[*]	[*]	MONTEREY	CA	93940

5814	[*]	[*]	MONTEREY	CA	93940

7011	[*]	[*]	MONTEREY	CA	93940

5812	[*]	[*]	SEASIDE	CA	93955

5812	[*]	[*]	MONTEREY	CA	93940

5999	[*]	[*]	CARMEL	CA	93923

8398	[*]	[*]	PACIFIC GROVE	CA	93950

7298	[*]	[*]	MONTEREY	CA	93940

5712	[*]	[*]	MONTEREY	CA	93940

5631	[*]	[*]	SAND CITY	CA	93955

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

7011	[*]	[*]	BIG SUR	CA	93920

5812	[*]	[*]	BIG SUR	CA	93920

5411	[*]	[*]	BIG SUR	CA	93920

8699	[*]	[*]	MONTEREY	CA	93942

5812	[*]	[*]	CARMEL	CA	93921

5812	[*]	[*]	CARMEL	CA	93923

5944	[*]	[*]	CARMEL	CA	93921

5944	[*]	[*]	CARMEL	CA	93921

5944	[*]	[*]	CARMEL	CA	93921

5812	[*]	[*]	SAN LUIS OBISPO	CA	93405

5999	[*]	[*]	SAND CITY	CA	93955

5999	[*]	[*]	SAND CITY	CA	93955

5719	[*]	[*]	MONTEREY	CA	93940

7832	[*]	[*]	MONTEREY	CA	93940

5521	[*]	[*]	SALINAS	CA	93901

7538	[*]	[*]	PACIFIC GROVE	CA	93950

5812	[*]	[*]	MONTEREY	CA	93940

5712	[*]	[*]	MONTEREY	CA	93940

5399	[*]	[*]	MONTEREY	CA	93940

5499	[*]	[*]	PACIFIC GROVE	CA	93950

7399	[*]	[*]	MONTEREY	CA	93940

5399	[*]	[*]	PACIFIC GROVE	CA	93950

8299	[*]	[*]	GILROY	CA	95020

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

5999	[*]	[*]	BIG SUR	CA	93920

5812	[*]	[*]	CARMEL	CA	93923

5931	[*]	[*]	PACIFIC GROVE	CA	93950

5732	[*]	[*]	SEASIDE	CA	93955

5712	[*]	[*]	CARMEL	CA	93923

7538	[*]	[*]	SEASIDE	CA	93955

5812	[*]	[*]	REDONDO BEACH	CA	90277

8111	[*]	[*]	MONTEREY	CA	93940

7342	[*]	[*]	MARINA	CA	93933

8999	[*]	[*]	SALINAS	CA	93908

5999	[*]	[*]	MONTEREY	CA	93940

7338	[*]	[*]	MARINA	CA	93933

8999	[*]	[*]	MURRIETA	CA	92562

5812	[*]	[*]	MONTEREY	CA	93942

5714	[*]	[*]	PACIFIC GROVE	CA	93950

5812	[*]	[*]	CARMEL	CA	93921

7399	[*]	[*]	SALINAS	CA	93908

9223	[*]	[*]	MONTEREY	CA	93940

8299	[*]	[*]	MONTEREY	CA	93940

5499	[*]	[*]	CARMEL	CA	93921

5971	[*]	[*]	CARMEL	CA	93921

5719	[*]	[*]	PACIFIC GROVE	CA	93950

7011	[*]	[*]	MONTEREY	CA	93940

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

7342	[*]	[*]	SAND CITY	CA	93955

5812	[*]	[*]	MARINA	CA	93933

7298	[*]	[*]	CARMEL	CA	93921

7011	[*]	[*]	CARMEL BY THE SEA	CA	93921

8999	[*]	[*]	MONTEREY	CA	93940

5812	[*]	[*]	CARMEL BY THE SEA	CA	93921

8398	[*]	[*]	MONTEREY	CA	93940

5999	[*]	[*]	MONTEREY	CA	93940

8041	[*]	[*]	PACIFIC GROVE	CA	93950

5812	[*]	[*]	CARMEL	CA	93922

5971	[*]	[*]	PACIFIC GROVE	CA	93950

5931	[*]	[*]	BIG SUR	CA	93920

5812	[*]	[*]	MONTEREY	CA	93940

5719	[*]	[*]	MONTEREY	CA	93940

5812	[*]	[*]	CARMEL	CA	93923

5971	[*]	[*]	CARMEL VALLEY	CA	93924

5944	[*]	[*]	APTOS	CA	95003

5944	[*]	[*]	CARMEL	CA	93921

5999	[*]	[*]	MONTEREY	CA	93940

5812	[*]	[*]	MONTEREY	CA	93940

5999	[*]	[*]	MONTEREY	CA	93940

7361	[*]	[*]	PACIFIC GROVE	CA	93950

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

7230	[*]	[*]	MONTEREY	CA	93940

5932	[*]	[*]	CARMEL	CA	93923

5932	[*]	[*]	MONTEREY	CA	93940

7011	[*]	[*]	MONTEREY	CA	93940

4722	[*]	[*]	MONTEREY	CA	93940

8699	[*]	[*]	PACIFIC GROVE	CA	93950

5813	[*]	[*]	SALINAS	CA	93901

6010	[*]	[*]	MONTEREY	CA	93942

8999	[*]	[*]	CARMEL	CA	93923

5812	[*]	[*]	CARMEL	CA	93923

6012	[*]	[*]	PEBBLE BEACH	CA	93953

6010	[*]	[*]	SALINAS	CA	93901

6010	[*]	[*]	CARMEL BY THE SEA	CA	93921

6010	[*]	[*]	MONTEREY	CA	93942

6010	[*]	[*]	PACIFIC GROVE	CA	93950

5812	[*]	[*]	CARMEL	CA	93923

5947	[*]	[*]	MONTEREY	CA	93940

4225	[*]	[*]	MONTEREY	CA	93940

5712	[*]	[*]	SAND CITY	CA	93955

4722	[*]	[*]	MONTEREY	CA	93940

7011	[*]	[*]	MONTEREY	CA	93940

0742	[*]	[*]	MONTEREY	CA	93940

5812	[*]	[*]	MONTEREY	CA	93940

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

7538	[*]	[*]	SEASIDE	CA	93955

7392	[*]	[*]	CARMEL	CA	93922

8398	[*]	[*]	MONTEREY	CA	93940

8398	[*]	[*]	PACIFIC GROVE	CA	93950

5999	[*]	[*]	CARMEL	CA	93921

5411	[*]	[*]	CARMEL	CA	93921

5971	[*]	[*]	CARMEL	CA	93921

5812	[*]	[*]	WATSONVILLE	CA	95076

5812	[*]	[*]	PRUNEDALE	CA	93907

5812	[*]	[*]	SALINAS	CA	93901

6051	[*]	[*]	PORTLAND	OR	97086

7321	[*]	[*]	CARMEL	CA	93923

5734	[*]	[*]	MONTERERY	CA	93940

8099	[*]	[*]	PORTLAND	OR	97223

5712	[*]	[*]	MONTEREY	CA	93940

4722	[*]	[*]	PACIFIC GROVE	CA	93950

5691	[*]	[*]	CARMEL	CA	93923

5691	[*]	[*]	CARMEL	CA	93923

5812	[*]	[*]	SALINAS	CA	93901

5462	[*]	[*]	CARMEL	CA	93921

5944	[*]	[*]	BEVERLY HILLS	CA	90210

5944	[*]	[*]	CARMEL	CA	93921

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

5812	[*]	[*]	PALO ALTO	CA	94301

8011	[*]	[*]	CARMEL VALLEY	CA	93924

5714	[*]	[*]	PACIFIC GROVE	CA	93950

7299	[*]	[*]	CARMEL	CA	93921

7538	[*]	[*]	SEASIDE	CA	93955

8011	[*]	[*]	MONTEREY	CA	93940

8641	[*]	[*]	PACIFIC GROVE	CA	93950

5813	[*]	[*]	CARMEL VALLEY	CA	93924

7399	[*]	[*]	PACIFIC GROVE	CA	93950

8299	[*]	[*]	CAMPBELL	CA	95008

8398	[*]	[*]	SEASIDE	CA	93955

5999	[*]	[*]	SALINAS	CA	93907

7299	[*]	[*]	SALINAS	CA	93901

8999	[*]	[*]	MONTEREY	CA	93940

2741	[*]	[*]	SANTA CRUZ	CA	95060

4816	[*]	[*]	MONTEREY	CA	93940

4816	[*]	[*]	MONTEREY	CA	93940

7379	[*]	[*]	SALINAS	CA	93901

5971	[*]	[*]	MONTEREY	CA	93940

5499	[*]	[*]	BIG SUR	CA	93920

5541	[*]	[*]	BIG SUR	CA	93920

5411	[*]	[*]	BIG SUR	CA	93920

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

7011	[*]	[*]	BIG SUR	CA	93920

5411	[*]	[*]	BIG SUR	CA	93920

5812	[*]	[*]	CARMEL	CA	93923

8999	[*]	[*]	CARMEL	CA	93923

5812	[*]	[*]	MONTEREY	CA	93940

8699	[*]	[*]	CARMEL	CA	93921

8699	[*]	[*]	PACIFIC GROVE	CA	93950

8021	[*]	[*]	CARMEL	CA	93923

5046	[*]	[*]	MONTEREY	CA	93940

5571	[*]	[*]	SALINAS	CA	93906

5812	[*]	[*]	MONTEREY	CA	93940

5945	[*]	[*]	CARMEL	CA	93923

5999	[*]	[*]	TEMPLETON	CA	93465

8699	[*]	[*]	SALINAS	CA	93901

7922	[*]	[*]	PACIFIC GROVE	CA	93950

8011	[*]	[*]	MONTEREY	CA	93940

6051	[*]	[*]	PORTLAND	OR	97086

7299	[*]	[*]	CARMEL BY THE SEA	CA	93921

7011	[*]	[*]	PACIFIC GROVE	CA	93950

5948	[*]	[*]	PACIFIC GROVE	CA	93950

7011	[*]	[*]	SAN LUIS OBISPO	CA	93405

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

7011	[*]	[*]	SAN LUIS OBISPO	CA	93405

7230	[*]	[*]	MONTEREY	CA	93940

5812	[*]	[*]	DEL REY OAKS	CA	93940

7230	[*]	[*]	CARMEL	CA	93923

8011	[*]	[*]	PACIFIC GROVE	CA	93950

5999	[*]	[*]	SEASIDE	CA	93955

5812	[*]	[*]	CARMEL BY THE SEA	CA	93921

5971	[*]	[*]	LAS VEGAS	NV	89109

5999	[*]	[*]	CARMEL	CA	93923

5972	[*]	[*]	MONTEREY	CA	93940

5971	[*]	[*]	CARMEL	CA	93921

5812	[*]	[*]	CARMEL	CA	93921

5719	[*]	[*]	CARMEL VALLEY	CA	93924

5812	[*]	[*]	SALINAS	CA	93905

5999	[*]	[*]	CARMEL	CA	93921

5812	[*]	[*]	CARMEL	CA	93923

7699	[*]	[*]	MONTEREY	CA	93940

5599	[*]	[*]	MONTEREY	CA	93940

5999	[*]	[*]	CARMEL	CA	93921

5942	[*]	[*]	PACIFIC GROVE	CA	93950

8398	[*]	[*]	PACIFIC GROVE	CA	93950

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

8398	[*]	[*]	PACIFIC GROVE	CA	93950

8398	[*]	[*]	PACIFIC GROVE	CA	93950

5651	[*]	[*]	MONTEREY	CA	93940

7011	[*]	[*]	CARMEL BY THE SEA	CA	93921

7399	[*]	[*]	PORTLAND	OR	97086

5812	[*]	[*]	PACIFIC GROVE	CA	93950

5999	[*]	[*]	SALINAS	CA	93908

8999	[*]	[*]	MARINA	CA	93933

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Schedule 6.7(a)(ii)

Agent Banks

None.

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Schedule 6.7(a)(iii)

Notice of Election to Terminate Merchant Agreements and

Exceptions to Credit Card Processing Activity

Merchant requested to cancel merchant account on 9/28/10

[*]	[*]	SWITCHED
PROCESSORS

Merchant requested to cancel merchant account on 10/4/10

[*]	[*]	NON PROFIT
ORGANIZATION
[*]	[*]	BUSINESS CLOSED
10-1-10

Merchant notified the Bank of intent to switch processors

[*]	[*]
[*]	[*]
[*]	[*]

**Senior Management in discussion with merchant regarding proposal received from Global Payments.

The Bank’s management elected to terminate merchant account 9/30/10

[*]	[*]

Business Closed 9/30/10

[*]	[*]

Business Closed 10/12/10

[*]	[*]

Please see attached — MCB Inactive Merchants

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Schedule 6.7(a)(iv)

Merchants Not Party to Merchant Agreement

5995	[*]	[*]	No Agreement
7399	[*]	[*]	No Agreement

Bank obtained signed merchant agreement from Boys and Girls Club.

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Schedule 6.7(a)(v)

High Risk Merchants

None.

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Schedule 6.7(b)

Exceptions to Possession of Merchant Agreements and Agent Bank Agreements

5995	[*]	[*]	No Agreement
7399	[*]	[*]	No Agreement

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Schedule 6.7(c)

Merchant Guarantees

MCC
Code	Account No	DBA Name24

5999	[*]	[*]
5999	[*]	[*]
7299	[*]	[*]
7011	[*]	[*]
8699	[*]	[*]
7299	[*]	[*]
5812	[*]	[*]
7033	[*]	[*]
5732	[*]	[*]
5812	[*]	[*]
5699	[*]	[*]
7841	[*]	[*]
8931	[*]	[*]
8398	[*]	[*]
7299	[*]	[*]
5999	[*]	[*]
5812	[*]	[*]
5699	[*]	[*]
2741	[*]	[*]
8398	[*]	[*]
8398	[*]	[*]

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

7011	[*]	[*]
5812	[*]	[*]
7011	[*]	[*]
5812	[*]	[*]
8999	[*]	[*]
5812	[*]	[*]
5971	[*]	[*]
7011	[*]	[*]
5192	[*]	[*]
8398	[*]	[*]
5999	[*]	[*]
8099	[*]	[*]
4582	[*]	[*]
7011	[*]	[*]
5812	[*]	[*]
5812	[*]	[*]
3687	[*]	[*]
5811	[*]	[*]
7011	[*]	[*]
5812	[*]	[*]
7011	[*]	[*]
5812	[*]	[*]
5942	[*]	[*]
5971	[*]	[*]
5971	[*]	[*]

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

5999	[*]	[*]
7011	[*]	[*]
8021	[*]	[*]
5814	[*]	[*]
7011	[*]	[*]
5812	[*]	[*]
5999	[*]	[*]
8398	[*]	[*]
7298	[*]	[*]
5631	[*]	[*]
7011	[*]	[*]
5812	[*]	[*]
5411	[*]	[*]
8699	[*]	[*]
5812	[*]	[*]
5812	[*]	[*]
5944	[*]	[*]
5944	[*]	[*]
5944	[*]	[*]
5812	[*]	[*]
5999	[*]	[*]
5999	[*]	[*]
5521	[*]	[*]
5712	[*]	[*]
5499	[*]	[*]

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

7399	[*]	[*]
5399	[*]	[*]
8299	[*]	[*]
5812	[*]	[*]
5931	[*]	[*]
5732	[*]	[*]
5712	[*]	[*]
5812	[*]	[*]
8111	[*]	[*]
8999	[*]	[*]
5999	[*]	[*]
5812	[*]	[*]
5812	[*]	[*]
5499	[*]	[*]
5971	[*]	[*]
7342	[*]	[*]
5812	[*]	[*]
7298	[*]	[*]
7011	[*]	[*]
5812	[*]	[*]
5812	[*]	[*]
8398	[*]	[*]
5999	[*]	[*]
8041	[*]	[*]
5812	[*]	[*]

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

5944	[*]	[*]
5944	[*]	[*]
5999	[*]	[*]
5999	[*]	[*]
7361	[*]	[*]
5932	[*]	[*]
8699	[*]	[*]
5712	[*]	[*]
4722	[*]	[*]
7011	[*]	[*]
8398	[*]	[*]
5999	[*]	[*]
5411	[*]	[*]
5971	[*]	[*]
5812	[*]	[*]
6051	[*]	[*]
7321	[*]	[*]
8099	[*]	[*]
5712	[*]	[*]
5691	[*]	[*]
5691	[*]	[*]
5812	[*]	[*]
5462	[*]	[*]
5944	[*]	[*]
5944	[*]	[*]

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

5812	[*]	[*]
7299	[*]	[*]
5813	[*]	[*]
8398	[*]	[*]
8999	[*]	[*]
5971	[*]	[*]
5499	[*]	[*]
5541	[*]	[*]
5812	[*]	[*]
8999	[*]	[*]
8699	[*]	[*]
8699	[*]	[*]
8021	[*]	[*]
5571	[*]	[*]
5945	[*]	[*]
5999	[*]	[*]
8699	[*]	[*]
6051	[*]	[*]
7299	[*]	[*]
7011	[*]	[*]
7011	[*]	[*]
7011	[*]	[*]
7230	[*]	[*]
5812	[*]	[*]
5971	[*]	[*]

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

5999	[*]	[*]
5812	[*]	[*]
5599	[*]	[*]
5999	[*]	[*]
5942	[*]	[*]
8398	[*]	[*]
8398	[*]	[*]
8398	[*]	[*]
5651	[*]	[*]
7011	[*]	[*]
7399	[*]	[*]
5999	[*]	[*]
8999	[*]	[*]

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Schedule 6.7(d)

Processing Agreements

None

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Schedule 6.7(e)

Merchant Services Dispute

None.

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Schedule 6.7(h)

Non-VISA and MasterCard Services

Pursuant to an agreement between Discover Acquiring and TIB, all Merchants may process Discover Cards.

Below are merchant that are processing Discover transactions.

SIC
Code	Merchant Number	Merchant Name
5947	[*]	[*]
7011	[*]	[*]
5999	[*]	[*]
3660	[*]	[*]
4816	[*]	[*]
4816	[*]	[*]
7699	[*]	[*]
5812	[*]	[*]
5812	[*]	[*]
7361	[*]	[*]
5812	[*]	[*]
5999	[*]	[*]
5813	[*]	[*]
7991	[*]	[*]
5719	[*]	[*]
5699	[*]	[*]
8011	[*]	[*]
7841	[*]	[*]
7298	[*]	[*]
7538	[*]	[*]
5944	[*]	[*]
5651	[*]	[*]
5571	[*]	[*]
5812	[*]	[*]
742	[*]	[*]
8398	[*]	[*]
5999	[*]	[*]
5812	[*]	[*]
7011	[*]	[*]
5719	[*]	[*]
5812	[*]	[*]
5999	[*]	[*]
7011	[*]	[*]
5399	[*]	[*]
8011	[*]	[*]
5812	[*]	[*]

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

5411	[*]	[*]
5999	[*]	[*]
7991	[*]	[*]
5631	[*]	[*]
7221	[*]	[*]
8299	[*]	[*]
5972	[*]	[*]
5251	[*]	[*]
5812	[*]	[*]
8021	[*]	[*]
7011	[*]	[*]
5812	[*]	[*]
8099	[*]	[*]
4582	[*]	[*]
8699	[*]	[*]
5812	[*]	[*]
5812	[*]	[*]
5813	[*]	[*]
5812	[*]	[*]
4722	[*]	[*]
8099	[*]	[*]
8398	[*]	[*]
7841	[*]	[*]
8931	[*]	[*]
8398	[*]	[*]
5814	[*]	[*]
7399	[*]	[*]
8398	[*]	[*]
7011	[*]	[*]
8398	[*]	[*]
5971	[*]	[*]
7991	[*]	[*]
5999	[*]	[*]
5812	[*]	[*]
5712	[*]	[*]
5812	[*]	[*]
5812	[*]	[*]
5999	[*]	[*]
7538	[*]	[*]
5812	[*]	[*]
8999	[*]	[*]
5999	[*]	[*]
5999	[*]	[*]
5712	[*]	[*]
5812	[*]	[*]
7538	[*]	[*]
5999	[*]	[*]
8111	[*]	[*]

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

5999	[*]	[*]
8398	[*]	[*]
3687	[*]	[*]
5812	[*]	[*]
8999	[*]	[*]
5812	[*]	[*]
5944	[*]	[*]
5712	[*]	[*]
5999	[*]	[*]
7399	[*]	[*]
5812	[*]	[*]
7298	[*]	[*]
7538	[*]	[*]
7531	[*]	[*]
5812	[*]	[*]
5999	[*]	[*]
5812	[*]	[*]
5995	[*]	[*]
5912	[*]	[*]
7011	[*]	[*]
7299	[*]	[*]
7011	[*]	[*]
7011	[*]	[*]
5812	[*]	[*]
7011	[*]	[*]
7011	[*]	[*]
5971	[*]	[*]
5812	[*]	[*]
5812	[*]	[*]
8699	[*]	[*]
5999	[*]	[*]
5812	[*]	[*]
5971	[*]	[*]
5971	[*]	[*]
5944	[*]	[*]
5812	[*]	[*]
5971	[*]	[*]
5971	[*]	[*]
5971	[*]	[*]
5812	[*]	[*]
5944	[*]	[*]
5944	[*]	[*]
7299	[*]	[*]
5944	[*]	[*]
5812	[*]	[*]
5812	[*]	[*]
7299	[*]	[*]
8999	[*]	[*]

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

5462	[*]	[*]
5944	[*]	[*]
5944	[*]	[*]
8931	[*]	[*]
7011	[*]	[*]
5812	[*]	[*]
7298	[*]	[*]
5971	[*]	[*]
7011	[*]	[*]
5947	[*]	[*]
7230	[*]	[*]
5812	[*]	[*]
5931	[*]	[*]
8011	[*]	[*]
5999	[*]	[*]
5812	[*]	[*]
5812	[*]	[*]
7321	[*]	[*]
5999	[*]	[*]
5712	[*]	[*]
5719	[*]	[*]
5712	[*]	[*]
5971	[*]	[*]
5945	[*]	[*]
7230	[*]	[*]
5812	[*]	[*]
5999	[*]	[*]
5732	[*]	[*]
5192	[*]	[*]
5812	[*]	[*]
5812	[*]	[*]
8398	[*]	[*]
7299	[*]	[*]
5971	[*]	[*]
8021	[*]	[*]
5499	[*]	[*]
5541	[*]	[*]
5999	[*]	[*]
5691	[*]	[*]
8641	[*]	[*]
5812	[*]	[*]
5812	[*]	[*]
5812	[*]	[*]
7299	[*]	[*]
7011	[*]	[*]
5812	[*]	[*]
5999	[*]	[*]
5411	[*]	[*]

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

5411	[*]	[*]
7298	[*]	[*]
5999	[*]	[*]
5932	[*]	[*]
7299	[*]	[*]
5712	[*]	[*]
5812	[*]	[*]
5812	[*]	[*]
8641	[*]	[*]
8398	[*]	[*]
7399	[*]	[*]
8021	[*]	[*]
5971	[*]	[*]
5995	[*]	[*]
7922	[*]	[*]
5931	[*]	[*]
5999	[*]	[*]
5812	[*]	[*]
5999	[*]	[*]
5811	[*]	[*]
7011	[*]	[*]
5812	[*]	[*]

Merchants contract with American Express directly.

Below are merchants that are processing American Express transactions.

SIC
Code	Merchant Number	Merchant Name
5947	[*]	[*]
7399	[*]	[*]
7011	[*]	[*]
7392	[*]	[*]
5999	[*]	[*]
4722	[*]	[*]
5812	[*]	[*]
5812	[*]	[*]
5699	[*]	[*]
7361	[*]	[*]
7338	[*]	[*]
5812	[*]	[*]
4225	[*]	[*]
5999	[*]	[*]
5813	[*]	[*]
7991	[*]	[*]
5719	[*]	[*]
7841	[*]	[*]

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

8999	[*]	[*]
5812	[*]	[*]
7298	[*]	[*]
5944	[*]	[*]
5651	[*]	[*]
5571	[*]	[*]
8999	[*]	[*]
5812	[*]	[*]
8398	[*]	[*]
5999	[*]	[*]
5812	[*]	[*]
7011	[*]	[*]
5999	[*]	[*]
5812	[*]	[*]
7011	[*]	[*]
7011	[*]	[*]
5812	[*]	[*]
5411	[*]	[*]
8299	[*]	[*]
5999	[*]	[*]
5932	[*]	[*]
8299	[*]	[*]
5972	[*]	[*]
5251	[*]	[*]
5812	[*]	[*]
8021	[*]	[*]
7011	[*]	[*]
5812	[*]	[*]
8099	[*]	[*]
5812	[*]	[*]
5812	[*]	[*]
5813	[*]	[*]
5812	[*]	[*]
4722	[*]	[*]
7841	[*]	[*]
8099	[*]	[*]
8398	[*]	[*]
5814	[*]	[*]
7399	[*]	[*]
8398	[*]	[*]
7011	[*]	[*]
5971	[*]	[*]
7991	[*]	[*]
5812	[*]	[*]
5812	[*]	[*]
5812	[*]	[*]
5999	[*]	[*]
7538	[*]	[*]

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

5812	[*]	[*]
5999	[*]	[*]
5999	[*]	[*]
5712	[*]	[*]
5812	[*]	[*]
7538	[*]	[*]
8111	[*]	[*]
5999	[*]	[*]
8398	[*]	[*]
3687	[*]	[*]
5812	[*]	[*]
5812	[*]	[*]
5944	[*]	[*]
7399	[*]	[*]
7538	[*]	[*]
5999	[*]	[*]
5812	[*]	[*]
5995	[*]	[*]
5912	[*]	[*]
7011	[*]	[*]
7299	[*]	[*]
7011	[*]	[*]
7011	[*]	[*]
5812	[*]	[*]
7011	[*]	[*]
7011	[*]	[*]
5971	[*]	[*]
5812	[*]	[*]
5812	[*]	[*]
8699	[*]	[*]
5999	[*]	[*]
5812	[*]	[*]
5971	[*]	[*]
5971	[*]	[*]
5944	[*]	[*]
5812	[*]	[*]
5971	[*]	[*]
5971	[*]	[*]
5971	[*]	[*]
5812	[*]	[*]
5944	[*]	[*]
5944	[*]	[*]
5812	[*]	[*]
5812	[*]	[*]
5462	[*]	[*]
5944	[*]	[*]
5944	[*]	[*]
7011	[*]	[*]

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

5812	[*]	[*]
7011	[*]	[*]
5812	[*]	[*]
5999	[*]	[*]
5812	[*]	[*]
5812	[*]	[*]
7321	[*]	[*]
5999	[*]	[*]
5719	[*]	[*]
5712	[*]	[*]
5971	[*]	[*]
5945	[*]	[*]
5812	[*]	[*]
5999	[*]	[*]
5732	[*]	[*]
5192	[*]	[*]
7299	[*]	[*]
5971	[*]	[*]
5691	[*]	[*]
8641	[*]	[*]
5812	[*]	[*]
5812	[*]	[*]
5812	[*]	[*]
7299	[*]	[*]
5999	[*]	[*]
5411	[*]	[*]
5411	[*]	[*]
7298	[*]	[*]
5999	[*]	[*]
5932	[*]	[*]
7299	[*]	[*]
5712	[*]	[*]
5812	[*]	[*]
5812	[*]	[*]
8398	[*]	[*]
7399	[*]	[*]
5931	[*]	[*]
5714	[*]	[*]
5948	[*]	[*]
7538	[*]	[*]
8011	[*]	[*]
5812	[*]	[*]

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Schedule 6.8

Top 100 Merchants as of August 31, 2010

MCC
Code	Account No	DBA Name24	Sales Volume
5944	[*]	[*]	$3,309,371.62
5812	[*]	[*]	$2,730,349.82
7011	[*]	[*]	$2,364,403.11
5812	[*]	[*]	$2,157,972.03
5812	[*]	[*]	$2,076,927.24
7011	[*]	[*]	$1,884,215.10
5812	[*]	[*]	$1,529,017.75
5944	[*]	[*]	$1,511,914.91
8299	[*]	[*]	$1,473,715.95
8398	[*]	[*]	$1,331,559.63
5812	[*]	[*]	$1,272,206.43
5812	[*]	[*]	$1,196,059.94
7299	[*]	[*]	$1,186,342.94
5812	[*]	[*]	$1,032,364.63
5812	[*]	[*]	$1,002,153.89
5812	[*]	[*]	$938,854.56
5251	[*]	[*]	$870,146.80
5812	[*]	[*]	$855,548.54
5812	[*]	[*]	$837,003.60
5411	[*]	[*]	$776,235.48
5812	[*]	[*]	$756,349.03
5812	[*]	[*]	$734,355.01

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

0742	[*]	[*]	$729,580.26
7011	[*]	[*]	$718,984.77
5812	[*]	[*]	$706,535.37
5912	[*]	[*]	$705,038.35
5812	[*]	[*]	$696,903.60
7011	[*]	[*]	$673,807.98
5813	[*]	[*]	$645,713.81
3687	[*]	[*]	$573,866.01
5812	[*]	[*]	$567,785.59
7011	[*]	[*]	$556,221.25
7538	[*]	[*]	$555,244.25
7011	[*]	[*]	$523,755.40
5812	[*]	[*]	$522,195.68
7011	[*]	[*]	$521,241.00
5999	[*]	[*]	$515,660.94
7011	[*]	[*]	$499,729.07
5812	[*]	[*]	$489,096.79
5812	[*]	[*]	$484,241.09
7298	[*]	[*]	$482,124.33
5812	[*]	[*]	$466,210.51
7321	[*]	[*]	$464,426.02
5812	[*]	[*]	$464,369.17
7991	[*]	[*]	$460,348.48
8398	[*]	[*]	$443,633.85
5995	[*]	[*]	$443,577.97

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

5691	[*]	[*]	$422,776.58
7699	[*]	[*]	$419,792.22
5812	[*]	[*]	$413,361.48
7011	[*]	[*]	$410,716.53
5812	[*]	[*]	$403,090.01
8021	[*]	[*]	$400,643.36
7011	[*]	[*]	$388,634.63
7011	[*]	[*]	$387,765.34
5971	[*]	[*]	$387,241.35
5812	[*]	[*]	$386,543.60
5719	[*]	[*]	$385,437.19
5571	[*]	[*]	$374,095.69
5812	[*]	[*]	$363,990.55
5812	[*]	[*]	$356,358.36
5411	[*]	[*]	$347,988.66
5719	[*]	[*]	$331,891.01
7399	[*]	[*]	$326,352.47
5944	[*]	[*]	$310,676.89
5971	[*]	[*]	$302,268.87
5931	[*]	[*]	$297,094.11
7011	[*]	[*]	$293,789.49
5999	[*]	[*]	$292,896.82
5812	[*]	[*]	$287,536.24
5812	[*]	[*]	$287,365.07
5712	[*]	[*]	$270,391.99

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

5811	[*]	[*]	$269,848.04
4225	[*]	[*]	$264,974.02
8099	[*]	[*]	$264,588.48
5812	[*]	[*]	$259,058.84
5999	[*]	[*]	$248,515.25
5812	[*]	[*]	$247,226.06
5812	[*]	[*]	$243,687.10
7841	[*]	[*]	$242,605.01
5944	[*]	[*]	$239,704.56
7538	[*]	[*]	$224,333.44
5812	[*]	[*]	$208,144.22
7538	[*]	[*]	$205,212.58
7399	[*]	[*]	$203,859.61
5399	[*]	[*]	$202,145.34
7299	[*]	[*]	$199,346.88
5046	[*]	[*]	$197,293.82
7011	[*]	[*]	$196,686.70
5541	[*]	[*]	$196,125.94
5812	[*]	[*]	$193,099.72
5941	[*]	[*]	$183,155.94
8021	[*]	[*]	$174,274.80
7011	[*]	[*]	$171,479.79
5999	[*]	[*]	$169,591.24
5971	[*]	[*]	$169,360.45
7299	[*]	[*]	$165,205.10

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

5812	[*]	[*]	$158,700.33
5812	[*]	[*]	$151,564.88
5999	[*]	[*]	$150,657.13

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Schedule 6.9

EFT Networks

All contracts for EFT/Debit Networks are through TIB and the relevant networks.

Star

Interlink

Pulse

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Schedule 6.10

Consents and Approvals

None.

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Schedule 6.11

Leases

Merchant Department Office Lease:

The lease agreement between Monterey County Bank and Triple Tree Properties for 3785 Via Nona Maria Carmel, CA 93923 commenced February 1 ,1981 for an initial term of 25 years. The lease had an option to renew for 2 additional 10 year terms. The lease was renewed.

Approximately 1,872 square feet of office space for the Merchant Department.

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Schedule 6.13

Litigation

None.

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Schedule 6.14

Merchant Business Employees

Stephanie Chrietzberg	Merchant Department Manager

Cirina Chan	Merchant Services Representative

Miguel Altamirano	Merchant Services Representative

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Schedule 6.18

Exceptions to Agreements in Full Force and Effect

None.

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Schedule 6.19

Vendors and Suppliers

TASQ Technologies – Equipment/Supplies Vendor - Not under contract with this vendor. Monterey County Bank utilizes TASQ to purchase credit card terminals, merchant supplies such as paper, ribbon, sales slips, imprinters, and decals, they also provide key encryption injections on PinPads for pin based debit. No other services provided other than an equipment and supplies vendor.

TIB

Paymentech

Authorize.net

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Schedule 6.20

Exceptions to Absence of Certain Changes and Events

CONSENT ORDER, FDIC-10-633b.

CONSENT ORDER, ORDER FOR RESTITUTION, AND ORDER TO PAY CIVIL MONEY PENALTY

Docket FDIC-09-081b & FDIC-10-221k.

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Exhibit 6.7(b)(i)

Standard Merchant Agreement(s)

See Attached – All 5 versions of the Merchant Agreement

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Exhibit 6.7(c)

Standard Guarantee

The current form of Merchant Agreement includes a guarantee provision in Section 3.25 as follows, which the signatory agrees to upon executing the Merchant Agreement:

Merchant Guaranty Provision. The person(s) signing this Agreement on behalf of the Merchant applicant unconditionally personally guaranty payment to Bank for all amounts, including over drafts, interest, attorneys’ fees incurred under this Merchant Account Agreement. Guarantor must pay all amounts due under the Merchant Account Agreement when Bank makes written demand on Guarantor. Bank is not required to seek payment from any other source before demanding payment from Guarantor. Guarantor waives any rights of subrogation, reimbursement, indemnification and contribution and any other rights and defenses that are or may become available to the guarantor by reason of California Civil Code Sections 2787 through 2855 and Code of Civil procedure Sections 580a, 580b and 726. Guarantor shall pay all attorneys’ fees incurred by Bank in enforcing the obligations under this Guaranty.

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Exhibit 6.7(h)

American Express, Discover, Diner’s Club and JCB Agreements

N/A

Agreements are through TIB

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Schedule 2.5

Marketing and Sales Alliance Agreement

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

NON-COMPETITION AGREEMENT

THIS NON-COMPETITION AGREEMENT (this “Agreement”) is made, entered into and effective as of this 1st day of November, 2010 by and among MONTEREY COUNTY BANK, a bank chartered under the laws of the State of California (the “Bank”), NORTHERN CALIFORNIA BANCORP, INC., a California corporation and the sole shareholder of the Bank (“Parent”), and ELAVON, INC., a Georgia corporation (“Elavon”).

BACKGROUND AND PURPOSE

(A)                The Bank and Elavon are in the business of providing Merchant Services.

(B)                  The Bank is a party to certain Merchant Agreements.

(C)                  The Bank has sold to Elavon, and Elavon has purchased from the Bank, the Assets Sold pursuant to the Merchant Asset Purchase Agreement between Elavon and the Bank dated as of even date herewith (the “Purchase Agreement”).

(D)                 In connection with the Purchase Agreement, Elavon has assumed the Assumed Liabilities.

(E)                   In connection with and as a fundamental part of the Purchase Agreement, the Bank, Parent and Elavon have entered into the Marketing and Sales Alliance Agreement dated as of even date herewith (the “Marketing Agreement”).

(F)                   Elavon provides Merchant Services in the United States of America, and Elavon and its assigns will continue to develop and expand the provision of Merchant Services throughout the United States of America.

(G)                  As a condition precedent to the entering into of the Purchase Agreement and the Marketing Agreement, and in order to protect the goodwill and other value of the Assets Sold and to protect the legitimate business interests of Elavon, Elavon has required the Bank and Parent to enter into this Agreement.

THE AGREEMENT

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

ARTICLE I

DEFINITIONS

1.1           Definitions. The following capitalized terms, when used in this Agreement, shall have the following definitions:

“Agent Bank” shall have the meaning given to it in the Purchase Agreement.

“Assets Sold” shall have the meaning given to it in the Purchase Agreement.

“Assumed Liabilities” shall have the meaning given to it in the Purchase Agreement.

“Disposition” means any assignment, transfer, subcontract or other delegation of rights and obligations, in whole or in part, to a third party by the Bank or Parent.

“ISO” shall have the meaning given to it in the Purchase Agreement.

“Knowledge” shall have the meaning given to it in the Purchase Agreement.

“Merchant” shall have the meaning given to it in the Purchase Agreement.

“Merchant Agreement” shall have the meaning given to it in the Marketing Agreement.

“Merchant Services” shall have the meaning given to it in the Marketing Agreement.

“Payment Network” shall have the meaning given to it in the Marketing Agreement.

“Paymentech Agreement” shall have the meaning given to it in the Purchase Agreement.

“Permitted Activities” has the meaning set forth in Section 2.4 hereof.

“Person” means any of a natural person, corporation, partnership, firm, association, limited liability company, trust, estate or other entity of any kind.

“Referred Merchant” shall have the meaning given to it in the Marketing Agreement.

“Restricted Party” means the Bank, Parent and their respective subsidiaries and affiliates in existence from time to time.

“TIB Agreement” shall have the meaning given to it in the Purchase Agreement.

“TK Global Agreements” shall have the meaning given to it in the Purchase Agreement.

“TK Global Referral Agreement” shall have the meaning given to it in the Purchase Agreement.

“TK Global Merchants” shall have the meaning given to it in the Purchase Agreement.

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

“Transition Period” shall have the meaning given to it in the Purchase Agreement.

ARTICLE II

RESTRICTIVE COVENANTS

2.1           Non-Solicitation. Except with respect to the Permitted Activities, during the term of this Agreement (including any extensions or renewals hereof) and for fifteen (15) months thereafter, no Restricted Party shall, directly or indirectly, whether individually, in partnership, jointly, or in conjunction with, or on behalf of, any person, firm, partnership, corporation, or unincorporated association or entity of any kind:

(a)           solicit or contact any Merchant, Agent Bank, ISO or Referred Merchant, for the purpose of directly or indirectly providing or receiving Merchant Services anywhere in the United States;

(b)           employ or engage, or seek to employ or engage, any person who is or was at any time during the term of this Agreement an employee of Elavon, unless such person voluntarily resigns from employment with Elavon without any direct or indirect solicitation, promise, arrangement, agreement or inducement from or on behalf of any Restricted Party; or

(c)           either orally or in writing, intentionally take any action which disparages Elavon (including its management, directors, officers, shareholders, or affiliates) or its practices or which materially disrupts or impairs its normal operations, or voluntarily provide assistance or information to any person or entity (other than governmental or regulatory entities) pursuing any claim, charge, or complaint against Elavon or to any other person or entity which, to the Knowledge of such Restricted Party, is adverse to Elavon.

2.2           Non-Competition. Except for the Permitted Activities and subject at all times to Sections 6.2(d) and 6.4 of the Marketing Agreement, during the term of this Agreement (including any extensions or renewals hereof), subject to earlier termination as provided in Section 3.1 below, no Restricted Party shall, directly or indirectly, whether individually, in partnership, jointly, or in conjunction with, or on behalf of, any person, firm, partnership, corporation, or unincorporated association or entity of any kind:

(a)           engage or participate, directly or indirectly, in the provision of Merchant Services anywhere in the United States, except as specifically provided in, and in compliance with the terms of, the Marketing Agreement; or

(b)           provide Merchant Services in the United States to any person or entity, or facilitate, refer, solicit, or otherwise participate or engage in the provision of Merchant Services anywhere in the United States to any person or entity, directly or indirectly, including by sponsoring any Person into or with any Credit Card Association or EFT Network, except for the benefit of Elavon as specifically provided in, and in strict compliance with the terms of, the Marketing Agreement.

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

2.3           No Branding or Use of Name or Marks. During the term of this Agreement, except for the Permitted Activities, subject at all times to Section 6.2(d) and Section 6.4 of the Marketing Agreement, and except as specifically provided in, and in compliance with terms of, the Marketing Agreement, no Person shall use or be allowed to use any of the Bank’s tradenames, trademarks, or service marks, or otherwise publicize in any manner any affiliation with, or sponsorship or endorsement by, the Bank or any other Restricted Party, in either case in connection with Merchant Services.

2.4           Permitted Activities. Notwithstanding anything to the contrary contained in this Agreement or in any other Operative Document, the following activities by any Restricted Party (collectively, the “Permitted Activities”) shall be expressly permitted and shall not be deemed a breach or violation of this Agreement or any other Operative Document:

(a)           subject to the Bank’s compliance with Sections 2.1(b) (solely as it relates to the TK Global Merchants) and 2.11 of the Marketing Agreement, the [*] by the [*] of its [*], and the [*] of its [*], under the [*];

(b)           subject to the Bank’s compliance with Sections 2.1(b) (solely as it relates to the TK Global Merchants) and 2.11 of the Marketing Agreement, the [*] by the [*] of its [*], and the [*] of its [*], under the [*] and the [*] of [*] to the [*];

(c)           the [*] by the [*] of its [*], and the [*] of its [*] and the [*] for purposes of [*] the [*] of the [*] during the [*];

(d)           the [*] by the [*], and the [*] of its [*], the [*] or, subject to the [*] with [*] and [*] of the [*], such other [*] as the [*] may conclude from time to time with [*] of [*]for the purpose of [providing Merchant Services] to [*] and any [*] to the [*] the [*] as to whom [*] does not (i) [*] with pursuant to [*] of the [*] or (ii) if applicable, [*] its [*] of the [*]; and

(e)           the [*] by the [*] of [*] to [*] of [*] in accordance with the last sentence of [*] of the [*].

2.5           Acknowledgments. Each of Parent and the Bank acknowledges and agrees that the restrictions set forth in Sections 2.1, 2.2 and 2.3 hereof are reasonable and necessary to protect the legitimate business interests of Elavon, and are reasonable and necessary to protect the goodwill and other value of the Assets Sold, the business of Elavon, and the benefits bargained for by Elavon under the Purchase Agreement and the Marketing Agreement. Each of Parent and the Bank further acknowledges and agrees that the restrictions set forth in Sections 2.1, 2.2 and 2.3 hereof are narrowly drawn, are fair and reasonable in time and territory, and place no greater restraint upon Parent and the Bank than is reasonably necessary to secure the goodwill and other value of the Assets Sold, the business of Elavon, and the benefits bargained for by Elavon under the Purchase Agreement and the Marketing Agreement. Each of Parent and Bank further acknowledge and agree that any assignment of the Marketing Agreement shall be deemed to be an assignment of this Agreement, and the failure of any such assignee to expressly assume this Agreement shall be deemed a breach of this Agreement and the Marketing Agreement.

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

2.6           Remedies. Each of the Bank and Parent acknowledges that a breach of the restrictions contained in Sections 2.1, 2.2 or 2.3 hereof will cause irreparable damage to Elavon, the exact amount of which will be difficult to ascertain, and that the remedies at law for any such breach will be inadequate. Accordingly, each of the Bank and Parent agrees that if it breaches the restrictions contained in Sections 2.1, 2.2 or 2.3 hereof, then Elavon shall be entitled to equitable relief, including but not limited to, injunctive relief, without posting bond or other security unless otherwise required by applicable law, as well as money damages insofar as they can be determined.

ARTICLE III

TERM

3.1           Term. The term of this Agreement shall begin on the date hereof and shall continue for so long as the Marketing Agreement is in effect, and upon the effective date of the termination of the Marketing Agreement, this Agreement shall, subject to Section 4.12 below, automatically and without the need for any action by any party hereto, terminate.

3.2           Automatic Extension. In the event the Marketing Agreement is extended, renewed or otherwise in effect for a period extending beyond the Initial Term of this Agreement, this Agreement shall be in effect until such time thereafter as the Marketing Agreement is terminated.

ARTICLE IV

MISCELLANEOUS

4.1           Notices. Except as otherwise specified herein, all notices, demands and other communications hereunder shall be in writing and shall be delivered (i) in person, or (ii) by United States mail, certified or registered, with return receipt requested, or (iii) by national overnight courier service, as follows:

If to the Bank or Parent:		Monterey County Bank
601 Munras Avenue
Monterey, California 93940
Attention: Charles Chrietzberg

with a copy to:		Siavage Law Group, LLC
(which shall not		1360 Peachtree Street, Suite 1050
constitute notice)		Atlanta, GA 30309
Attention: Marc D’Annunzio

If to Elavon:		Elavon, Inc.
One Concourse Parkway, Suite 300
Atlanta, Georgia 30328
	Attention:	Mindy M. Doster, Esq.
General Counsel

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

with a copy to:		Elavon, Inc.
(which shall not		One Concourse Parkway, Suite 300
constitute notice)		Atlanta, Georgia 30328
	Attention:	Edward M. O’Hare
Senior Vice President

with a copy to:		McKenna Long & Aldridge LLP
(which shall not		SunTrust Plaza, Suite 5300
constitute notice)		303 Peachtree Street, N.E.
Atlanta, Georgia 30308
Attention: Anthony M. Balloon, Esq.

The persons or addresses to which mailings or deliveries shall be made may be changed from time to time by notice given pursuant to the provisions of this Section 4.1. Any notice, demand or other communication given pursuant to the provisions of this Section 4.1 shall be deemed to have been given on the date actually delivered against proof of receipt therefor.

4.2           Third-Party Beneficiaries. The parties to this Agreement do not intend this Agreement to benefit or create any right or cause of action in or on behalf of any person other than Parent, the Bank, and Elavon.

4.3           Successors and Assigns. All terms and provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Subject always to the last sentence of Section 2.6 hereof, this Agreement and the rights, privileges, duties and obligations of the parties hereto may not be assigned or delegated by any party without the prior written consent of the other party; provided, however, that such consent shall not be required (a) for the assignment by any party of its rights and privileges hereunder to a person or entity controlling, controlled by or under common control with such party (it being understood that no such assignment shall relieve the assigning party of its duties or obligations hereunder), or (b) for the assignment and delegation by any party of its rights, privileges, duties and obligations hereunder to any person into or with which the assigning party shall merge or consolidate or to which the assigning party shall sell all or substantially all of its assets, provided that upon the request of the non-assigning party the assignee shall formally agree in writing to assume all the rights and obligations of the assigning party created hereby.

4.4           Amendments and Waivers. This Agreement, any of the instruments referred to herein and any of the provisions hereof or thereof shall not be amended, modified or waived in any fashion except by an instrument in writing signed by the parties hereto. The waiver by a party of any breach of this Agreement by another party shall not operate or be construed as the waiver of the same or another breach on a subsequent occasion, nor shall any delay in exercising any right, power or privilege hereunder constitute a waiver thereof.

4.5           Severability of Provisions. If any provision of this Agreement, or the application of any such provision to any person or circumstance, is invalid or unenforceable, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected by such invalidity or

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

unenforceability, and the parties hereto expressly authorize any court of competent jurisdiction to modify any such provision in order that such provision shall be enforced by such court to the fullest extent permitted by applicable law.

4.6           Counterparts; Delivery. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one instrument. The parties acknowledge that delivery of executed counterparts of this Agreement may be effected by a facsimile transmission or other comparable means, with an original document to be delivered promptly thereafter via overnight courier.

4.7           Governing Law. This Agreement is made and entered into under the laws of the State of Georgia and the laws of that State applicable to agreements made and to be performed entirely thereunder (without giving effect to the principles of conflicts of laws thereof) shall govern the validity and interpretation hereof and the performance by the parties hereto of their respective duties and obligations.

4.8           Section Headings. The headings of Sections contained in this Agreement are for convenience of reference only and do not form a part of this Agreement.

4.9           Entire Agreement. The making, execution and delivery of this Agreement by the parties hereto have been induced by no representations, statements, warranties or agreements other than those herein expressed and expressed in the Purchase Agreement and the Marketing Agreement. This Agreement, the Purchase Agreement the Marketing Agreement, and the other written instruments specifically referred to herein and therein, embody the entire understanding of the parties and supersede in their entirety all prior communication, correspondence, and instruments, and there are no further or other agreements or understandings, written or oral, in effect between the parties relating to the subject matter hereof.

4.10         Publicity. The timing and content of any and all public statements, announcements or other publicity concerning the transactions contemplated herein shall be mutually agreed upon by Parent and Elavon, which agreement shall not be unreasonably withheld.

4.11         Dispute Resolution. With the exception of an action by Elavon to enforce the covenants of Article II hereof, which may be brought in any court of competent jurisdiction, any controversy, dispute or claim arising out of, or in connection with, this Agreement must be settled by final and binding arbitration to be held in Atlanta, Georgia in accordance with the then current Commercial Arbitration Rules of the American Arbitration Association (“AAA”) as may be amended from time to time (the “AAA Rules”). Judgment upon an award rendered by the arbitrators may be entered in any court: (i) having jurisdiction thereof, (ii) having jurisdiction over the party against whom enforcement thereof is sought, or (iii) having jurisdiction over any such party’s assets. The award shall be rendered by a panel of three (3) arbitrators, who shall be selected in accordance with the AAA Rules.

4.12         Survival. The provisions of Sections 2.1, 2.5 and 2.6 and Article IV shall survive the termination of this Agreement.

(Signatures begin on next page)

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Non-Competition Agreement as of the date first written above.

“Bank”:		“Parent”:

MONTEREY COUNTY BANK		NORTHERN CALIFORNIA BANCORP, INC.

By:	/s/ Charles T. Chrietzberg, Jr.	By:	/s/ Charles T. Chrietzberg, Jr.
Name:	Charles T. Chrietzberg. Jr.	Name:	Charles T. Chrietzberg. Jr.
Title:	Chairman, President & CEO	Title:	Chairman, President & CEO

“Elavon”:

ELAVON, INC.

		By:	/s/ Philip A. Moschella
		Name:	Philip A. Moschella
		Title:	Vice President - Corporate Development

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

EXECUTION VERSION

MARKETING AND SALES ALLIANCE AGREEMENT

THIS MARKETING AND SALES ALLIANCE AGREEMENT (this “Agreement”) is made, entered into, and effective as of this 1st day of November, 2010 by and among (i) MONTEREY COUNTY BANK, a bank chartered under the laws of the State of California (the “Bank”), (ii) solely as to Section 4.2 and Articles II, VI, VII and VIII hereof, NORTHERN CALIFORNIA BANCORP, INC., a California corporation and the sole shareholder of the Bank (“Parent”), and (iii) ELAVON, INC., a Georgia corporation (“Elavon”).

BACKGROUND AND PURPOSE

A.            The Bank has sold to Elavon all of the Bank’s merchant transaction processing assets (with the exception of the Excluded Assets) pursuant to that certain Merchant Asset Purchase Agreement dated as of even date herewith by and among the Bank, Parent and Elavon (the “Purchase Agreement”).

B.            Parent, the Bank and Elavon now desire to enter into, in connection with the Purchase Agreement, a mutually beneficial marketing relationship, as set forth herein.

THE AGREEMENT

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1           Certain Defined Terms.  For purposes of this Agreement, the following capitalized terms shall have the following meanings:

“Auxiliary Documents” has the meaning set forth in Section 2.1(a) hereof.

“Banking Services” means those banking services presently offered (or contemplated during the term of this Agreement to be offered) by the Bank or another Restricted Party to merchants. Banking Services shall not include (a) the Merchant Services presently offered by Elavon or (b) evolutions thereof that are (i) offered by Elavon during the term of this Agreement, and (ii) generally offered by other major merchant service providers.

“Cash Advance” has the meaning set forth in Section 3.1 hereof.

“Confidential Information” has the meaning set forth in Section 2.8 hereof.

“Contract Year” means each twelve (12) month period during the term of this Agreement beginning with the twelve (12) month period commencing on the date hereof.

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

“Credit Card” means (i) a VISA card or other card bearing the symbol(s) of VISA U.S.A., Inc. or VISA International, Inc., or (ii) a MasterCard card or other card bearing the symbol(s) of MasterCard International Incorporated, or (iii) any card bearing the symbols of any other Credit Card Association.

“Credit Card Associations” means (i) VISA U.S.A., Inc., (ii) VISA International, Inc., (iii) MasterCard International Incorporated, or (iv) any other Credit Card-sponsoring organization or association that hereafter contracts with the Bank to settle Merchant sales transactions effected with its Credit Cards, and any successor organization or association to any of the foregoing.

“Credit Loss” means any loss, including but not limited to a chargeback, resulting from or attributable to the failure by a Merchant to pay amounts owed by it under a Merchant Agreement.

“Debit Card” means a card with a magnetic stripe bearing the symbol(s) of one or more EFT Networks or Credit Card Associations which enables the holder to pay for goods or services by authorizing an electronic debit to the cardholder’s designated deposit account.

“Dues and Assessments” mean fees charged by the Payment Networks and retained by the Payment Networks to fund their operations. The fees consist of a percentage of the total sales transaction as set by each Payment Network.

“Dynamic Currency Conversion (DCC)” means a service that allows a merchant to offer international cardholders the option to pay in a local currency rather than the currency applicable to the Credit Card used at the point-of-sale.

“ECS Rules” means all applicable principles and rules of the ECS associations, and all rules, operating regulations, and guidelines for ECS transactions issued by Elavon and/or Member from time to time, including without limitation, the Electronic Funds Transfer Act, Regulation E of the United States Federal Reserve, the NACHA Operating Regulations, as well as all amendments, changes, and revisions made thereto from time to time.

“EFT Network” means electronic funds transfer networks such as Star Systems, PULSE EFT Association, NYCE, and any other similar organizations or associations, and any successor organizations or associations to any of the foregoing.

“Electronic Benefit Transfer (EBT)” means a transaction where a Referred Merchant issues benefits to a recipient in accordance with applicable electronic benefit transfer policies and procedures, Payment Network Regulations and applicable laws.

“Electronic Check Services (ECS)” means any transaction that involves a purchase, reversal/void, decline, chargeback, and representment/resubmit pursuant to the ECS Rules.

“Electronic Gift Card (EGC)” means a transaction where a Referred Merchant accepts electronic gift cards, loyalty cards, or prepaid cards for purchases made by customers of the Referred Merchant who hold such cards in accordance with applicable electronic gift card terms and conditions, Payment Network Regulations and applicable laws.

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

“Financial Transaction Device” or “FTD” means any Credit Card, Debit Card or any other financial transaction device, such as a stored value card, electronic card, “smart” card, electronic check or other evolutionary financial transaction device used for the purpose of obtaining credit or debiting consumer accounts that is now or hereafter effected through transactions with merchants.

“Initial Term” has the meaning set forth in Section 5.1 hereof.

“Interchange” means the fee charged by the Payment Networks and remitted by the Payment Networks to the card-issuing members. The fee typically consists of a percentage of the total sales transaction plus a per item fee, each as set by each Payment Network. The fee can vary based on the type of merchant, method of authorization and other criteria stipulated by each Payment Network.

“Involuntary Bankruptcy Proceeding” with respect to a Person means that a case or other proceeding shall be commenced against the person or any subsidiary of such Person in any court of competent jurisdiction, or through any regulatory agency or body, seeking (i) relief under the Bankruptcy Code of 1978, as amended, or other federal bankruptcy laws (as now or hereafter in effect) or under any other applicable laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up, or composition or adjustment of debts, or (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of such Person, or of all or any substantial part of the assets, domestic or foreign, of such Person, or any other similar conservatorship or receivership proceeding instituted or administered by any regulatory agency or body.

“Licensed Marks” has the meaning set forth in Section 2.5 hereof.

“Member” means a financial institution (including, if and to the extent permitted by the Payment Network Regulations, Elavon) that is a principal, sponsoring, affiliate, or other member of the Payment Networks and, with respect to any Merchant or Referred Merchant, means the member of the Payment Networks that is a party to the Merchant Agreement with respect to such Merchant or Referred Merchant, as may be designated from time to time by Elavon pursuant to Section 2.4 hereof.

“Merchant” has the meaning set forth in the Purchase Agreement.

“Merchant Account Royalty” has the meaning set forth in Section 2.3(a) hereof.

“Merchant Agreement” means an agreement between (i) Elavon and/or the Bank (and a Member), and (ii) a merchant, pursuant to which the merchant undertakes to honor Financial Transaction Devices, and includes, without limitation, all merchant agreements sold, assigned, conveyed and transferred to Elavon by the Bank pursuant to the Purchase Agreement.

“Merchant Discount” means the fee charged to Referred Merchants for the authorization, processing and settlement of Credit Card and Debit Card transactions. The fee typically consists of a percentage of the total sales transaction volume of a Referred Merchant, as such percentage is agreed, plus a per item fee. The fee can vary based on the type of Referred Merchant, method of authorization and other criteria stipulated by Elavon.

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

“Merchant Services” means FTD processing services and other related products and services, as provided by (or similar to the services provided by) Elavon and its subsidiaries and affiliates from time to time.

“Net Sales Revenue” means, with respect to any Merchant or any Referred Merchant and with respect to any given period of time, the Merchant Discount plus Other Fee Revenue attributable to sales transactions by such Merchant or Referred Merchant, as applicable, in which a customer utilizes a Credit Card, Debit Card or other Financial Transaction Device, less Interchange, Dues and Assessments and fees or adjustments due to third parties that are attributable to such Merchant or Referred Merchant, as applicable, or any Financial Transaction Device presented to such Merchant or Referred Merchant, as applicable; provided, in no event will Net Sales Revenue be deemed to include revenue attributable to Equipment.

“New Merchant Account Bonus” has the meaning set forth in Section 2.3(c) hereof.

“Other Fee Revenue” means revenue from the following fees to be included in the calculation of Net Sales Revenue: (i) monthly statement fee; (ii) monthly minimum fee; (iii) authorization fees (including American Express, Diners, Discover and JCB); (iv) debit transaction fees; (v) application fees; (vi) EGC; (vii) ECS; (viii) DCC; (ix) EBT; and (x) chargeback fees; provided, in no event will Other Fee Revenue be deemed to include revenue attributable to Equipment.

“Parent Entity” means any of Parent, the Bank, and their respective affiliates and subsidiaries in existence from time to time.

“Payment Network” means any Credit Card Association, EFT Network or any other organization or association that issues or sponsors a Financial Transaction Device.

“Payment Network Regulations” means, collectively, the rules and regulations promulgated by the Credit Card Associations, the EFT Networks or any other Payment Networks, as applicable, including, without limitation, the ECS Rules.

“Person” means any of a natural person, corporation, partnership, firm, association, limited liability company, trust, estate or other entity of any kind.

“Referred Merchant” means a merchant referred to Elavon by the Bank pursuant to, and during the term of this Agreement (including any extensions and renewals hereof) that, as a result of such referral, enters into a Merchant Agreement with Elavon and the Member.

“TK Global Agreements” means the TK Global Referral Agreement and any merchant agreement entered into between the Bank and any TK Global Merchant as of the date hereof.

“TK Global Referral Agreement” means the Referral Agreement, dated February 25, 2008, by and between TK Global Partners and the Bank.

“TK Global Merchants” means the Merchants that have been referred to the Bank by TK Global Partners pursuant to the TK Global Referral Agreement and that have entered into

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

merchant agreements with the Bank as of the date hereof in connection with such referral, as more particularly set forth on Schedule 1.2 of the Purchase Agreement.

“TIB” means TIB- The Independent BankersBank, a Texas banking corporation.

“TIB Agreement” means that certain Processing Service Agreement by and between TIB and the Bank dated July 1, 2006, as amended.

“Underwriting Guidelines” has the meaning set forth in Section 2.1(b) hereof.

“Voluntary Bankruptcy Proceeding” with respect to any Person means that the Person or any subsidiary of such Person shall (i) commence a voluntary case under the Bankruptcy Code of 1978, as amended, or other federal bankruptcy laws (as now or hereafter in effect), (ii) file a petition seeking to take advantage of any other applicable laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up, or composition or adjustment of debts, or any other similar conservatorship or receivership proceeding instituted or administered by any regulatory agency or body, (iii) consent to or fail to contest, in a timely and appropriate manner, any petition filed against it in an involuntary case under such bankruptcy laws or other applicable laws or consent to an Involuntary Bankruptcy Proceeding, (iv) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a trustee, receiver, custodian, liquidator or similar entity of such Person or of all or any substantial part of its assets, domestic or foreign, (v) admit in writing its inability to pay its debts as they become due, (vi) make a general assignment for the benefit of creditors, (vii) make a conveyance fraudulent as to creditors under any applicable law, or (viii) take any corporate action for the purpose of effecting any of the foregoing.

1.2           Other Definitional Provisions.  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement. Singular terms shall include the plural, and vice versa, unless the context otherwise requires. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement, unless otherwise specified. The term “including” shall mean “including without limitation.”

ARTICLE II

MARKETING RELATIONSHIP; MERCHANT REFERRALS

2.1                                 Marketing; Referral of Merchants to Elavon.

(a)           The Bank will actively, and through the use of all reasonable efforts, cooperate with Elavon, exclusively, in marketing Merchant Services to merchants and prospective merchants (including the customers of the Bank, but excluding the TK Global Merchants for so long as the TK Global Merchants are parties or otherwise subject to the TK Global Agreements).  Such marketing services and assistance shall include, without limitation, the distribution by the Bank of promotional and informational materials and supplies relating to the Merchant Services conducted by Elavon and such other services and assistance as may reasonably be requested by Elavon.  Elavon will

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provide the Bank access to all merchant applications and merchant agreements to be used in connection with the Merchant Services, including supplies for cash advances to be effected by the Bank. The Bank covenants and agrees that it will only use and provide to merchants the applications and merchant agreements, and advertising, marketing, promotional and other related materials (collectively, “Auxiliary Documents”), supplied by or at the direction of, or approved in writing in advance, by Elavon. From time to time at the reasonable request of Elavon, the Bank will provide enhanced promotional services or opportunities to or on behalf of Elavon such as the provision of sales or marketing personnel or employee incentives. Further, the Bank shall provide to Elavon such office space at the Bank’s locations as reasonably requested by Elavon, and as agreed by the Bank.

(b)           The Bank agrees to refer exclusively to Elavon any merchants, financial institutions, independent sales organizations, or other associations, institutions, organizations, entities, or other Persons that inquire about, request, or otherwise evidence an interest, to the Bank’s knowledge, in Merchant Services (including any potential merchants referred to the Bank pursuant to the TK Global Referral Agreement after the date hereof). All such referrals shall be communicated to Elavon by the Bank in a manner to be mutually agreed upon by the parties hereto. Upon any such merchant referral, Elavon shall process such referral and corresponding merchant application in accordance with its practices and procedures, and otherwise in accordance with the credit policy, risk and underwriting guidelines then in effect for each of Elavon and the Member (collectively, the “Underwriting Guidelines”). If the referred merchant meets the Underwriting Guidelines, or if Elavon otherwise desires, then Elavon may attempt, in its sole discretion, to enter into a Merchant Agreement, and arrange for the Member to enter into a Merchant Agreement, with such merchant providing for the performance of such Merchant Services by Elavon. If Elavon determines that it does not desire to enter into a Merchant Agreement with any such referred merchant (including after the process described in Section 2.2), Elavon shall provide written notice of such election to the Bank, and upon receipt of such notice the Bank shall be free to refer such merchant to another provider of Merchant Services, and such referral shall not be construed as a breach of this Agreement or the Non-Competition Agreement. Upon the reasonable request of Elavon, the Bank agrees to enforce all of their available rights with regard to the TIB Agreement or any other permitted successor agreement entered into pursuant to Section 2.11 below, between the Bank, on the one hand, and any third-party provider of Merchant Services, on the other hand.

(c)           For the purposes of this Section 2.1, and subject at all times to the provisions of Article VI, the defined term “Bank” shall include the Bank and any other Parent Entities that now or in the future provide banking services.

2.2           Subsidies/Credit Enhancements.

(a)           If the Bank refers to Elavon a merchant who desires to receive Merchant Services and meets the Underwriting Guidelines, but such referred merchant is unwilling to offer discount revenue at a rate Elavon would otherwise require, then the Bank shall have the right (exercisable in its sole discretion), but not the obligation, to offer to

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

subsidize such discount revenue by payment to Elavon of such amounts as Elavon may require. The Bank must agree to any such subsidy in writing in the form and upon such terms as are acceptable to Elavon; provided, however, that in no event shall Elavon or the Member be obligated to enter into a Merchant Agreement with any referred merchant with respect to whom the Bank has offered such a subsidy.

(b)           In the event Elavon or the Member declines to enter into a Merchant Agreement with any referred merchant in accordance with Section 2.1(b), the Bank shall have the right (exercisable in its sole discretion), but not the obligation, to offer to Elavon and the Member such assurances and guarantees (including indemnification and/or credit enhancements), as may be requested by Elavon or the Member, providing neither Elavon nor the Member will incur or suffer any losses associated with the acceptance of such referred merchant; provided, however, that in no event shall Elavon or the Member be obligated to enter into a Merchant Agreement with any referred merchant with respect to whom the Bank has offered such assurances or guarantees. In the event that the Bank elects not to offer such assurances and guarantees to Elavon and the Member pursuant to this Section 2.2(b), the Bank shall provide Elavon with written notice of such election. After delivery to Elavon and the Member of such notice, or, if applicable, after Elavon has elected in writing not to enter into a Merchant Agreement with any referred merchant with respect to whom the Bank has offered such assurances or guarantees, the Bank may refer such merchant to another provider of Merchant Services, and such referral shall not be construed as a breach of this Agreement or the Non-Competition Agreement.

2.3           Payment of Royalties; New Merchant Account Bonus.

(a)           During the term of this Agreement (including any extensions or renewals hereof), and with respect to each Merchant and each Referred Merchant, Elavon shall pay to the Bank a royalty of [*] processed through Elavon’s network by such Merchant or Referred Merchant (the “Merchant Account Royalty”), plus a flat, one-time fee of [*] for each Referred Merchant that is activated by Elavon and commences processing Credit Card, Debit Card or other FTD transactions through Elavon (each a “Referral Fee” and collectively, the “Referral Fees”). Notwithstanding the foregoing, the Bank and Elavon acknowledge and agree that during the “Transition Period” (as such term is defined in the Purchase Agreement) and only during the Transition Period, the Merchant Account Royalty payable with respect to the Merchants (but excluding the Merchant Account Royalty payable with respect to the Referred Merchants) shall be paid pursuant to and in accordance with Section 3.3 of the Purchase Agreement and not pursuant to this Section 2.3(a).

(b)           The Merchant Account Royalty and Referral Fees shall be calculated on a calendar month basis and shall be paid, in arrears, within thirty (30) days of the end of each calendar month with respect to which the Merchant Account Royalty and Referral Fees are due hereunder.

(c)           The Bank shall be eligible to be paid a yearly bonus (the “New Merchant Account Bonus”) in respect of each Contract Year based on the number of merchants that became Referred Merchants, were activated by Elavon and commenced processing Credit

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Card, Debit Card or other FTD transactions through Elavon during such Contract Year. The New Merchant Account Bonus, if any, shall be paid within ninety (90) days after the end of the applicable Contract Year. For each Contract Year, the New Merchant Account Bonus shall be determined as follows:

Number of Referred	Amount of New
Merchants During A	Merchant
Contract Year	Account Bonus
0 - 50	[*]
50 - 75	[*]
76 - 100	[*]
101 Or more	[*]

For purposes of example only, if the number of merchants that became Referred Merchants during the Contract Year beginning on the date hereof and ending one year from the date hereof [*], then the Bank shall be entitled to a New Merchant Account Bonus of [*], which would be paid no later than ninety (90) days after the date that is one year from the date hereof.

(d)           The parties hereby acknowledge and agree that, unless and until Elavon exercises its rights under Section 2.11 hereof, the TK Global Merchants shall not be subject to the provisions of Section 2.3 of this Agreement and shall not be deemed Merchants or Referred Merchants for purposes of this Agreement.

2.4           Ownership of Merchant Agreements.  Each of Elavon, the Bank and Parent acknowledges and agrees that any merchant that is a party to a Merchant Agreement does and shall have a direct business relationship with Elavon. Subject to the Payment Network Regulations, and notwithstanding the Bank being a party to any such Merchant Agreement, or anything to the contrary in any Merchant Agreement, Elavon does and shall own, administer and control the Merchant Agreements and the relationship created thereby (such control shall include, without limitation, decisions regarding the continuance, amendment, assignment or termination of such Merchant Agreement). The Bank acknowledges and agrees that, with respect to any Merchant Agreement to which the Bank is a party, the Bank shall, upon the request of Elavon in Elavon’s sole discretion, and with respect to any Merchant or Referred Merchant designated by Elavon, assign to Elavon and the Member all of the Bank’s rights and obligations with respect to the Merchant Agreement relating to such Merchant or Referred Merchant. Upon any such request, the Bank agrees to execute all instruments and documents as may reasonably be requested by Elavon in order to effectuate the assignment of such rights and obligations. The Bank also agrees that Elavon may designate, redesignate, or substitute any financial institution to serve as the Member with respect to any merchant that is a party to a Merchant Agreement and the sponsorship of the Bank’s activity hereunder. The Bank agrees to take such steps as may reasonably be requested by Elavon to effect any such change in the Member.

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

2.5           Use of Bank’s Licensed Marks.  The Bank hereby grants to Elavon a limited, non-exclusive, non-transferable, royalty-free license, during the term of this Agreement (including any extensions and renewals hereof), to use the Bank’s name and other trademarks and service marks identified on Schedule 2.5 attached hereto (the “Licensed Marks”) on FTD transaction slips, in merchant agreements, and in such other Auxiliary Documents furnished to merchants or to prospective merchants to the extent: (i) required by applicable provisions of the Payment Network Regulations; and (ii) as reasonably requested by Elavon. Notwithstanding any termination of such license, the parties acknowledge that they shall not be obligated to recall or retrieve any information, media or document previously distributed on behalf of the Merchant Business conducted hereunder.

2.6           Servicing and Monitoring of Merchant Bank Card Accounts.  The parties hereto agree that all merchant bank card accounts of Merchants and Referred Merchants shall be serviced as follows:

(a)           Each Referred Merchant and Merchant shall maintain a designated deposit account or accounts at the Bank or another depository institution approved by Elavon and the Member. The Member shall be permitted access to any funds in such account to the extent funds are needed to fund fees, assessments, charge-backs, returned items or any other obligations of a Referred Merchant or Merchant to Elavon, the Member, the Payment Networks, or any FTD issuing bank or account holder.

(b)           The Bank shall use commercially reasonable efforts to assist Elavon in its efforts to monitor the business activities and deposit accounts of Referred Merchants and Merchants and shall notify Elavon immediately of any information of which the Bank becomes aware that indicates that a Referred Merchant or Merchant is experiencing financial difficulty or engaging in improper conduct or violating the rules, regulations or procedures of the Payment Networks, Elavon or the Member. The Bank shall comply with all reasonable requests of Elavon and the Member to conduct investigations, supply information or perform any other act or thing relating to investigating Merchant or Referred Merchant activities and condition. On a monthly basis during the term of this Agreement, Elavon shall provide a list to the Bank of those Merchants and Referred Merchants that have terminated their Merchant Agreements with Elavon.

(c)           If the Bank accepts or continues to accept paper deposits evidencing FTD transactions from merchants, and/or provides over-the-counter funding in connection therewith, it shall do so only with respect to merchants whose Merchant Agreements permit paper deposits. Further, the Bank shall comply in all respects with the Payment Network Regulations, the practices and procedures of Elavon, and the reasonable instructions of Elavon in connection therewith.

2.7           Payment Network Licensing.  The Bank shall, to the extent required by the rules and regulations of the Payment Networks, obtain and maintain such memberships or licenses with the Payment Networks during the term of this Agreement (including any extensions and renewals hereof) as are necessary for Elavon and the Bank to fully perform their obligations hereunder. The Bank hereby covenants and agrees to comply in all respects with the rules and

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

regulations promulgated by the Payment Networks necessary for the Bank to perform its obligations hereunder.

2.8           Confidentiality.

(a)           Elavon, the Bank and Parent acknowledge that, in the performance of the obligations of each of Elavon, the Bank and Parent under this Agreement, each of the parties will be in possession of confidential and proprietary information of the other parties and of Merchants and Referred Merchants, including customer lists and customer information, customer account numbers and account documentation, the status of any account, pricing information, computer access codes, instruction and/or procedural manuals, business and financial plans, the Operative Documents, and any other data or information in the possession of Elavon, the Bank or Parent which is competitively sensitive and not generally known to the public (“Confidential Information”). Elavon, the Bank and Parent also acknowledge that each of the parties has an obligation to protect and maintain the confidentiality of such Confidential Information. Each of Elavon, Bank and Parent agree to use all reasonable efforts to maintain the confidentiality of such Confidential Information and to not disclose such Confidential Information for any purpose other than to the extent necessary for the performance of the obligations contemplated under this Agreement, the Merchant Agreements, and the Merchant Services conducted in connection herewith and therewith. Without limiting the generality of the foregoing, the Bank and Parent shall not disclose such Confidential Information to TIB or any other third-party processor, other than (i) such Confidential Information as may already be in TIB’s possession by virtue of its existing relationship with the Bank, (ii) such Confidential Information as may be necessary for TIB or other processor to perform the activities contemplated by Article III of the Purchase Agreement, or (iii) such Confidential Information that relates to (A) Excluded Merchants, (B) TK Global Merchants, and (C) merchants referred by the Bank to TIB or such other processors in compliance with Sections 2.1(b) and 2.2(b) hereof. Each party shall use all reasonable efforts to inform its employees, agents, representatives and independent contractors of the confidential nature of the Confidential Information and to cause them to comply with the terms of this Section 2.8. Notwithstanding the foregoing, the Bank and Elavon acknowledge and agree that the restrictions contained in this Section 2.8 shall not apply to any disclosures of such Confidential Information by Elavon or the Bank, as applicable, in connection with, or as may be required relating to (a) the provision by Elavon of Merchant Services under this Agreement or the other Operative Documents, or otherwise in connection with Elavon’s or the Bank’s performance of their respective obligations hereunder or thereunder, (b) such disclosure as may be required by applicable law or regulation or Payment Network Regulations, (c) such disclosure as is contained in or required to prepare any financial statements (including the notes thereto), (d) appropriate or necessary disclosure to banking authorities or regulators, including as may result from Elavon’s status as an affiliate of U.S. Bancorp or another bank, or (e) disclosure to U.S. Bancorp’s Corporate and Compliance Units. The covenants contained in this Section 2.8 shall survive for the duration of this Agreement and a period of three (3) years after the termination or expiration hereof.

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(b)           Further, each of Elavon, the Bank and Parent agrees to comply with the applicable provisions of the Gramm-Leach-Bliley Act of 1999 (Public Law 106-102, 113 Stat. 1138), as it may be amended from time to time, and the rules and regulations promulgated thereunder (collectively, the “Act”). The Act imposes certain obligations on financial institutions with respect to the confidentiality and non-disclosure of consumers’ Nonpublic Personal Information (as defined in the Act) provided to such financial institutions. The parties recognize that due to the business nature of this Agreement, which relates to the provision of transaction processing services to merchants, most, if not all, of the information transferred pursuant to this Agreement will not be Nonpublic Personal Information. Nonetheless, each of Elavon, the Bank and Parent recognizes its obligations under the Act with regard to any Nonpublic Personal Information transferred pursuant to this Agreement and will comply with the applicable provisions of the Act with regard to any such information.

(c)           If Elavon, the Bank or Parent breaches its duties under this Section 2.8, the parties agree that the nonbreaching party will suffer irreparable harm and the total amount of monetary damages therefor will be impossible to calculate and will therefore be an inadequate remedy. Accordingly, the parties agree that the nonbreaching party shall be entitled to temporary and permanent injunctive relief against the breaching party, its employees, agents, representatives, or independent contractors, and the other rights and remedies to which any of them may be entitled at law, in equity and under this Agreement.

2.9           Non-Competition Agreement.  The parties hereto acknowledge and agree that in connection with the Purchase Agreement and this Agreement, the parties have entered into the Non-Competition Agreement of even date herewith and that any assignment of this Agreement by the Bank or Parent shall also be deemed to be an assignment of the Non-Competition Agreement. Further, the failure of any such assignee to expressly assume the Non-Competition Agreement shall be deemed a breach of this Agreement and the Non-Competition Agreement.

2.10         Sale of Bank.  Each of the Bank and Parent acknowledges and agrees that the provisions of this Agreement and the Non-Competition Agreement shall apply to each of the Bank and Parent and to any purchaser, transferee, or assignee (a “Successor Entity”), of all or substantially all of the Bank’s or Parent’s respective assets or any portion of the Bank’s branches. The failure of a Successor Entity to expressly assume this Agreement and the Non-Competition Agreement shall be deemed a breach of this Agreement and the Non-Competition Agreement.

2.11         Sale of TK Global Merchants.  If, during the term of this Agreement, the Bank desires to sell, transfer, assign or otherwise change the merchant processor of the TK Global Agreements or any of the TK Global Merchants, the Bank shall provide written notice to Elavon of such desire and shall provide Elavon an exclusive negotiation period of sixty (60) days, during which the Bank shall negotiate in good faith with Elavon regarding the purchase or provision of merchant processing services, as applicable, by Elavon of the TK Global Agreements and the TK Global Merchants. If, following such negotiation period, Elavon and the Bank cannot reach agreement on the terms on which Elavon would purchase the TK Global Agreements or otherwise provide Merchant Services to the applicable TK Global Merchants, then the Bank shall

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be free to sell the TK Global Agreements to, or otherwise conclude alternate processing arrangements with, a third party, and such sale or arrangement shall not be construed as a breach of this Agreement or the Non-Competition Agreement.

2.12         Service Levels.

(a)           During the term of this Agreement, Elavon shall comply with the service levels set forth on Schedule 2.12 (the “Service Levels”).

(b)           The Bank and Elavon acknowledge and agree that the Bank’s right to terminate this Agreement in connection with or arising out of Elavon’s failure to comply with the Service Levels is set forth exclusively in this Section 2.12(b).

(c)           Failure by Elavon to meet or exceed any of the Service Levels shall not constitute an uncured default of a material obligation of Elavon under Section 5.3(a) hereof unless and until such failure constitutes a “Persistent and Critical Service Failure,” as defined below. A “Persistent and Critical Service Failure” will constitute an uncured default of a material obligation of Elavon under Section 5.3(a) hereof, and, as such, will be grounds for termination of this Agreement pursuant to Section 5.3(a), except that none of the cure periods in such Section 5.3(a) shall be applicable.

(d)           In the event that Elavon fails to meet or surpass at least 15 of the 18 Service Levels listed on Schedule 2.12 in any calendar quarter during the term hereof (any such failure, a “Service Failure”), such calendar quarter shall be deemed an “Under-Performance Period,” and Elavon shall give the Bank notice thereof, and shall otherwise promptly take commercially reasonable efforts to address and remedy all such Service Failures that contributed to such Under-Performance Period.

(e)           In the event of two consecutive Under-Performance Periods, Elavon shall give the Bank notice thereof and, in addition to its obligations set forth in Section 2.12(b)(ii) above, shall be available for daily or weekly calls, at the Bank’s discretion, to address, monitor and remedy such Service Failures.

(f)            Thereafter, in the event of another consecutive Under-Performance Period, such circumstance shall be deemed a “Persistent and Critical Service Failure” which shall be grounds for termination of this Agreement pursuant to the procedure set forth in Section 5.3(a) without reference to any of the cure periods provided therein; provided, that if the Bank does not elect to terminate this Agreement pursuant to Section 5.3(a) within sixty (60) days of the occurrence of such Persistent and Critical Service Failure, then such right shall lapse unless and until another Persistent and Critical Service Failure occurs.

2.13         Non-Solicitation.  During the term of this Agreement, Elavon will not solicit and will not facilitate the solicitation by its affiliates of, Merchants or Referred Merchants for the provision of Banking Services by any party other than the Bank, including by the use of Bank’s or Parent’s Confidential Information.

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2.14         Loaner Terminals.  For the term of this Agreement, Elavon shall provide the Bank with up to five (5) working credit card terminals, which terminals are to be loaned out temporarily to Merchants and Referred Merchants, as needed. The brand, model and specifications of such terminals provided by Elavon shall be chosen by Elavon in its sole discretion.

ARTICLE III

CASH ADVANCES

3.1           Cash Advance Procedure.  During the term of this Agreement (including any extensions or renewals hereof), the Bank will continue to make advances of cash (“Cash Advances”) to holders of Financial Transaction Devices in accordance with the Payment Networks Regulations and Elavon’s procedures, and shall cause all records of such Cash Advances to be delivered to Elavon in accordance with such terms and conditions as Elavon may reasonably request, the Payment Network Regulations and Elavon’s procedures, and shall otherwise fulfill its obligations pursuant to this Section 3.1. During the term of this Agreement (including any extensions or renewals hereof), the Bank shall use Elavon and the Member as the exclusive processor of Cash Advances made by the Bank.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1           Representations and Warranties of the Bank.  The Bank represents and warrants to Elavon as follows:

(a)           The Bank is a duly organized bank, validly existing and in good standing under the laws of the State of California. The Bank has full power and authority to carry on its business as it is now being conducted and to own and operate its properties and assets.

(b)           The Bank has all requisite power and authority to enter into, adopt and perform all of its obligations under the Alliance Documents. The execution, adoption and delivery of the Alliance Documents have been duly and validly authorized by all necessary corporate action on the part of the Bank, and upon execution and delivery by the other parties hereto and thereto, the Alliance Documents will constitute a legal, valid and binding obligation of the Bank, enforceable against the Bank in accordance with their terms.

(c)           Neither the execution and delivery by the Bank of the Alliance Documents nor the performance of the Alliance Documents by the Bank will violate any applicable law, rule or regulation. The performance of the Alliance Documents by the Bank will not violate the Bank’s charter or by-laws, or any contract or other instrument to which it is a party or by which it is bound and will not violate any outstanding judgment, order, injunction, law, rule or regulation to which it is subject.

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(d)           There are no actions, suits, claims, governmental investigations or proceedings instituted, pending or, to the knowledge of the Bank, threatened against the Bank or against any asset, interest or right of the Bank, that would, if determined adversely to the Bank, have a material adverse effect on the Bank or would materially adversely affect the ability of the Bank to perform its obligations under the Alliance Documents.

(e)           The Bank has not received written notice from any federal, state or other governmental agency or regulatory body indicating that such agency or regulatory body would oppose or not grant or issue its consent or approval, if required, with respect to the transactions contemplated by the Alliance Documents.

4.2           Representations and Warranties of Parent.  Parent represents and warrants to Elavon as follows:

(a)           Parent is a duly organized corporation, validly existing and in good standing under the laws of the State of California. Parent has full power and authority to carry on its business as it is now being conducted and to own and operate its properties and assets. Parent owns one hundred percent (100%) of the issued and outstanding capital stock of the Bank.

(b)           Parent has all requisite power and authority to enter into, adopt and perform all of its obligations under the Alliance Documents. The execution, adoption and delivery of the Alliance Documents have been duly and validly authorized by all necessary corporate action on the part of Parent, and upon execution and delivery by the other parties hereto and thereto, the Alliance Documents will constitute a legal, valid and binding obligation of Parent.

(c)           Neither the execution and delivery by Parent of the Alliance Documents nor the performance of the Alliance Documents by Parent will violate any applicable law, rule or regulation. The performance by Parent of its obligations under the Alliance Documents will not violate Parent’s charter or by-laws, or any contract or other instrument to which it is a party or by which it is bound and will not violate any outstanding judgment, order, injunction, law, rule or regulation to which it is subject.

(d)           There are no actions, suits, claims, governmental investigations or proceedings instituted, pending or, to the knowledge of Parent, threatened against Parent or against any asset, interest or right of Parent, that would, if determined adversely to Parent, have a material adverse effect on Parent or would materially adversely affect the ability of Parent to perform its obligations under the Alliance Documents.

(e)           Parent has not received written notice from any federal, state or other governmental agency or regulatory body indicating that such agency or regulatory body would oppose or not grant or issue its consent or approval, if required, with respect to the transactions contemplated by the Alliance Documents.

4.3           Representations and Warranties of Elavon.  Elavon represents and warrants to the Bank and Parent as follows:

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(a)           Elavon is a duly organized corporation, validly existing and in good standing under the laws of the State of Georgia. Elavon has full power and authority to carry on its business as it is now being conducted and to own and operate its properties and assets.

(b)           Elavon has all requisite power and authority to enter into, adopt and perform all of its obligations under the Alliance Documents. The execution, adoption and delivery of the Alliance Documents have been duly and validly authorized by all necessary corporate action on the part of Elavon, and upon execution and delivery by the other parties hereto and thereto, the Alliance Documents will constitute a legal, valid and binding obligation of Elavon, enforceable against it in accordance with their terms.

(c)           Neither the execution and delivery by Elavon of the Alliance Documents nor the performance of the Alliance Documents by Elavon will violate any applicable law, rule or regulation. The performance of the Alliance Documents by Elavon will not violate Elavon’s articles of incorporation or by-laws, or any contract or other instrument to which it is a party or by which it is bound and will not violate any outstanding judgment, order, injunction, law, rule or regulation to which it is subject.

(d)           There are no actions, suits, claims, governmental investigations or proceedings instituted, pending or, to the knowledge of Elavon, threatened against Elavon or against any asset, interest or right of Elavon, that would, if determined adversely to Elavon, have a material adverse effect on Elavon or would materially adversely affect the ability of Elavon to perform its obligations under the Alliance Documents.

(e)           Elavon has not received notice from any federal, state or other governmental agency or regulatory body indicating that such agency or regulatory body would oppose or not grant or issue its consent or approval, if required, with respect to the transactions contemplated by the Alliance Documents.

ARTICLE V

TERM AND TERMINATION

5.1           Term.  The term of this Agreement shall extend for an initial term of ten (10) years from the date hereof (the “Initial Term”), and shall thereafter be automatically extended for consecutive two-year renewal terms, provided that neither the Bank nor Elavon gives written notice to the other of its intent not to renew not less than one hundred eighty (180) days prior to the expiration of the Initial Term or any renewal term.

5.2           Termination by Elavon.  In the event that:

(a)           the Bank defaults in the performance of any of its material obligations under this Agreement, and fails to cure such default within 30 days after written notice (which notice indicates that Elavon may terminate this Agreement pursuant to this Section 5.2(a) if such default is not cured as provided herein) and demand for cure by Elavon; provided, however, if, upon receipt of such written notice, the Bank promptly commences and diligently pursues the cure to completion as soon as reasonably possible,

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

then such 30-day period shall be extended for the period of time which is reasonably necessary to cure the default, but in no event more than three months after such written notice; provided, further, that in the event such default remains uncured after the passage of the time period specified herein, that a second notice shall have been sent to the chief executive officer of the Bank notifying such officer of such uncured default and stating that Elavon intends to terminate the Agreement pursuant to this Section 5.2(a) within ten (10) days thereafter unless the default is cured within ten (10) days of the Bank’s receipt of such notice; and provided, further, that in the event the Bank disputes that fact (or the fact that the default is a default of a “material obligation”), then the provisions of Section 8.13 shall have been complied with and any such dispute resolved as provided therein; or

(b)           any material amount due and payable to Elavon by the Bank under this Agreement is not paid within fifteen (15) days after the Bank receives written notice (which notice indicates that Elavon may terminate this Agreement pursuant to this Section 5.2(b) if such non-payment is not cured as provided herein) of such non-payment, and demand for cure; provided, however, that in the event such non-payment remains uncured after the passage of the time period specified herein, that a second notice shall have been sent to the chief executive officer of Parent or the Bank notifying such officer of such uncured non-payment and stating that Elavon intends to terminate the Agreement pursuant to this Section 5.2(b) within ten (10) days thereafter unless the default is cured within ten (10) days of the Bank’s receipt of such notice; and provided, further, that in the event the Bank disputes that fact (or the fact that such non-payment is of a “material” amount), then the provisions of Section 8.13 shall have been complied with and any such dispute resolved as provided therein;

(c)           there occurs a Voluntary Bankruptcy Proceeding or an Involuntary Bankruptcy Proceeding with respect to Parent or the Bank; or

(d)           the Bank fails to provide notice to Elavon prior, where such prior notice is practicable and in compliance with applicable laws, to any adverse action by the California Department of Financial Institutions, the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental entity including without limitation, the appointment of the California Department of Financial Institutions, the FDIC or any other governmental entity as conservator or receiver of the Bank that (i) is (A) final and non-appealable or, (B) after good faith consultation between the Bank, Parent and Elavon, is reasonably determined by all of them to not, without unreasonable effort and expense, be likely to be reversed, and (ii) would have a material, sustained and adverse effect on Parent’s and the Bank’s ability to perform their obligations under this Agreement.

then, in any such case, Elavon, at its option, may terminate this Agreement immediately upon written notice to Parent and the Bank.

5.3                                 Termination by the Bank.  In the event that:

(a)           Elavon defaults in the performance of any of its material obligations under this Agreement and fails to cure such default within thirty (30) days after written notice (which notice indicates that the Bank may terminate this Agreement pursuant to this

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Section 5.3(a) if such default is not cured as provided herein) and demand for cure by the Bank; provided, however, if, upon receipt of such written notice, Elavon promptly commences and diligently pursues the cure to completion as soon as reasonably possible, then such 30-day period shall be extended for the period of time which is reasonably necessary to cure the default, but in no event more than three months after such written notice; provided, further, that in the event such default remains uncured after the passage of the time period specified herein, that a second notice shall have been sent to the chief executive officer of Elavon notifying such officer of such uncured default and stating that the Bank intends to terminate the Agreement pursuant to this Section 5.3(a) within ten (10) days thereafter unless the default is cured within ten (10) days of Elavon’s receipt of such notice; and provided, further, that in the event Elavon disputes that fact (or the fact that the default is a default of a “material obligation”), then the provisions of Section 8.13 shall have been complied with and any such dispute resolved as provided therein; or

(b)           any material amount due and payable to the Bank by Elavon under this Agreement is not paid within fifteen (15) days after Elavon receives written notice (which notice indicates that the Bank may terminate this Agreement pursuant to this Section 5.3(b) if such non-payment is not cured as provided herein) of such non-payment, and demand for cure; provided, however, that in the event such non-payment remains uncured after the passage of the time period specified herein, that a second notice shall have been sent to the chief executive officer or chief operating officer of Elavon notifying such officer of such uncured non-payment and stating that the Bank intends to terminate the Agreement pursuant to this Section 5.3(b) within ten days thereafter unless the default is cured within ten (10) days of Elavon’s receipt of such notice; and provided, further, that in the Elavon disputes that fact (or the fact that such non-payment is of a “material” amount), then the provisions of Section 8.13 shall have been complied with and any such dispute resolved as provided therein; or

(c)           there occurs a Voluntary Bankruptcy Proceeding or an Involuntary Bankruptcy Proceeding with respect to Elavon;

then, in any such case, the Bank, at its option, may terminate this Agreement immediately upon written notice to Elavon.

5.4                                 Effect of Termination.

(a)           Upon termination or expiration of this Agreement, (i) the Merchant Account Royalty shall cease and Elavon shall pay to the Bank any New Merchant Account Royalties, and reimbursements for expenses then accrued and properly payable under this Agreement, (ii) each of Parent and the Bank will return to Elavon all materials in their possession provided by Elavon or the Member, (iii) Elavon shall return to Parent and the Bank all materials in its possession provided by Parent or the Bank (which in no event shall include any of the Assets Sold), and shall discontinue all uses of the Licensed Marks, (iv) Elavon and the Member shall retain all right, title and interest in and to the Merchant Agreements and Parent and the Bank shall have no interest in such Merchant Agreements, and (v) if a merchant that is party to a Merchant Agreement maintains with

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

the Bank a demand deposit account, the Member shall retain the right to charge such account pursuant to the terms of the applicable Merchant Agreement.

(b)           Notwithstanding the exercise by any party of its rights under this Article V, no termination of this Agreement shall relieve any of the parties hereto of its liability for the payment or performance of any obligation accrued prior to the effective date of such termination (including any indemnification obligation arising hereunder, whether or not notice of such indemnification claim has been given before such termination).

(c)           Notwithstanding the expiration or termination of this Agreement by any party hereto pursuant to this Article V or otherwise, the Bank shall cooperate with Elavon and shall promptly execute any and all documents and instruments reasonably requested by Elavon in order to effectuate an orderly transition of (i) the Merchant Services provided to any Merchant or Referred Merchant, and (ii) any Member responsibilities held by the Bank in connection herewith or therewith (as contemplated by Section 2.4 hereof).

(d)           The Bank and Parent each acknowledge and agree that due to the anticipated long term nature of this Agreement, a material breach of this Agreement by the Bank, including any repudiation or action that has the same or similar effect as a repudiation by the Bank or any successor in interest to the Bank (a “Material Breach”), including without limitation the California Department of Financial Institutions, FDIC or any other governmental entity that is appointed conservator or receiver of the Bank, would cause Elavon to suffer considerable damages, the amount of which would be difficult or impossible to estimate.

ARTICLE VI

BANK TRANSACTIONS

6.1                                 Generally.

(a)           The Bank (for purposes of this Article VI, the defined term “Bank” shall be deemed to include any Parent Entity, as the context may require), and Elavon understand and agree that the Bank and/or other Parent Entities may, from time to time, consummate transactions (for purposes of this Article VI, a “Transaction”) with other financial institutions or other persons or entities (a “Third Party”), through stock or asset acquisition, merger, consolidation, or otherwise, where such Third Party (i) owns a merchant portfolio, and/or (ii) owns bank branches that may be used as a marketing/distribution channel for Merchant Services, and/or (iii) otherwise engages in Merchant Services (any such portfolio, and/or bank branch marketing/distribution channel, and/or other engagement in Merchant Services, being referred to herein as a “New Portfolio”).

(b)           For purposes of this Article VI, any independent, unrelated and unaffiliated Third Party that acquires the Bank in a Change in Control, or acquires all or substantially all of the assets of the Bank, shall be deemed a “Specified Third Party”

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

hereunder and the New Portfolio of the Specified Third Party immediately prior to consummation of such Transaction shall be deemed a “Specified Portfolio” hereunder. For purposes hereof, “Change in Control” means any of the following: (i) a merger or consolidation or any similar transaction by any “person” or “group” (as such terms are defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) which would cause such person or group to become the beneficial owner of securities representing 50% or more of the voting power of the Bank, (ii) a purchase, lease or other acquisition of all or substantially all of the assets of the Bank, (iii) a purchase or other acquisition of “beneficial ownership” of the Bank by any “person” or “group” (as such terms are defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended), including by way of merger, share exchange or otherwise, which would cause such person or group to become the beneficial owner of securities representing 50% or more of the voting power of the Bank, or (iv) a tender or exchange offer to acquire securities representing 50% or more of the voting power of, the Bank.

(c)           With respect to any such Transaction and with respect to any such New Portfolio that is not a Specified Portfolio, the Bank and Elavon shall, through compliance with the terms of this Article VI, use commercially reasonable efforts to mutually negotiate and agree upon a transaction pursuant to which Elavon shall, subject to the terms of this Article VI, purchase such New Portfolio upon mutually-agreed terms and conditions.

(d)           The Bank shall notify Elavon of the execution by it or any other Parent Entity of any agreement or entry into any arrangement that, if consummated, would result in a New Portfolio (the “New Portfolio Notice,” which shall affirmatively specify whether the New Portfolio is a Specified Portfolio). The Bank shall give such New Portfolio Notice as soon as circumstances and applicable law allow, which the parties contemplate would in no event be later than promptly following the first public announcement of any such agreement. To the extent the New Portfolio is a Specified Portfolio, the provisions of Section 6.2 shall not apply; rather, the provisions of Section 6.3 shall apply.

6.2                                 New Portfolios that are Not Specified Portfolios.

(a)           Elavon, in cooperation with the Bank, shall promptly take commercially reasonable efforts to value the New Portfolio and to plan the process by which such New Portfolio, if purchased by Elavon as herein permitted, would be converted to Elavon’s systems and otherwise integrated into Elavon’s operations. Elavon and the Bank shall concurrently undertake exclusive negotiations, with respect to the value of the New Portfolio, the consideration proposed to be paid for the New Portfolio, and the proposed timing of such New Portfolio purchase by Elavon. This period of exclusive negotiation shall end not sooner than one hundred eighty (180) days following the consummation of the Transaction that triggers the New Portfolio Notice (or, if later, and with respect to Transactions involving a “Conflicting Processor Agreement,” as defined below, one hundred eighty (180) days following the notice of termination or expiration of such Conflicting Processor Agreement) (the “Exclusive Period”). During the Exclusive Period, the Bank and Elavon shall use commercially reasonable efforts to negotiate in

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

good faith a mutually-agreed sales price and other terms and conditions for the purchase by Elavon of such New Portfolio, evidenced by a definitive purchase agreement setting forth final terms of such purchase (a “Definitive Purchase Agreement”). During the Exclusive Period, the Bank and Elavon shall also consider, among other things, whether the Bank would be obligated to make any material payments to terminate any agreements with any existing Merchant Services processor (a “Conflicting Processor Agreement”) for such New Portfolio.

(b)           In the event that the New Portfolio is bound or otherwise encumbered by a Conflicting Processor Agreement, the Bank shall terminate such Conflicting Processor Agreement or, if termination is not allowed, allow such Conflicting Processor Agreement to naturally expire without renewal (including but not limited to providing notice of non-renewal), in each instance as soon as is reasonably possible so as to allow the negotiated purchase of the New Portfolio by Elavon as herein contemplated to occur. If such Conflicting Processor Agreement includes termination fees, liquidated damages, or other penalties (collectively, “Termination Fees”), Elavon shall have the option of agreeing to pay all of such Termination Fees, thereby requiring the Bank to affirmatively terminate such Conflicting Processor Agreement as soon as practicable following consummation of the transaction contemplated by the Definitive Purchase Agreement. However, if Elavon does not agree to pay all such Termination Fees, the New Portfolio may continue to receive Merchant Services from such provider under such Conflicting Processor Agreement until the earliest termination or natural expiration without renewal (including but not limited to providing notice of non-renewal) of such Conflicting Processor Agreement as herein contemplated, whereupon this Section 6.2 shall continue to be applicable to such New Portfolio.

(c)           If Elavon and the Bank, after good faith exclusive negotiations as described herein, within the time period described herein, and otherwise in compliance with the procedures described herein, are unable to agree upon the terms of, and enter into, a Definitive Purchase Agreement with respect to a New Portfolio, then the Bank shall have no more than one hundred eighty (180) days (the “Alternative Sale Period”) in which to sell such New Portfolio to an independent, unrelated and unaffiliated third party pursuant to a bidding and sales process, provided that such sales price shall not be less than the fair market value of such New Portfolio, as established by an independent third party appraiser recognized and skilled in valuing businesses engaged in the Merchant Services business.

(d)           If, after compliance with this Article VI, the Bank does not consummate the sale of the New Portfolio within the Alternative Sale Period as herein contemplated, the Bank may operate such New Portfolio within the ordinary course of business and such operation in and of itself shall not be deemed in breach of Article II hereof or Section 2.2 of the Non-Competition Agreement; provided, however, that the provisions of Sections 2.1 and 2.3 of the Non-Competition Agreement shall continue to apply to the Bank. Further, to the extent the Bank later elects to sell, assign or transfer the New Portfolio, the provisions of this Section 6.2 shall once again apply to such sale.

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

6.3                                 Specified Portfolios.  Each Specified Portfolio shall be subject to the provisions of Section 6.4(b) hereof. Further, to the extent the Bank or the Specified Third Party elects to sell, assign or transfer such Specified Portfolio pursuant to a bidding process, then Elavon shall be entitled to participate in such bidding process and Elavon, and any offer it shall make, shall be given equal consideration therein.

6.4                                 No Violation of the Non-Competition Agreement.

(a)                                  Non-Specified Portfolios.  With respect solely to any applicable New Portfolio that is not a Specified Portfolio, and for so long as the Bank complies with the provisions of this Article VI, the operation in the ordinary course of business of the Merchant Services business by the Bank relating solely to such New Portfolio shall not in and of itself be deemed in breach of Article II hereof or Section 2.2 of the Non-Competition Agreement.

(b)                                 Specified Portfolios.  With respect solely to a Specified Portfolio, the Bank or the Specified Third Party, as the case may be, may in its sole discretion elect to continue to operate the Merchant Services business relating solely to such Specified Portfolio in the ordinary course of business, so long as such operation is not under or in connection with the Bank’s branches, name or brand (or otherwise in violation of Section 2.3 of the Non-Competition Agreement) and does not materially interfere with the benefit of the bargain received by Elavon hereunder, and such acts shall not be deemed a breach of Article II hereof or of Section 2.2 or 2.3 of the Non-Competition Agreement; provided, however, that at such time, if ever, as the Bank or the Specified Third Party, as the case may be, elects to sell, assign or transfer, or solicit, consider, or entertain offers to sell, assign or transfer, the Specified Portfolio or the Merchant Services relating thereto, or otherwise elects to discontinue its operation of the Merchant Services business relating to such Specified Portfolio, then it shall promptly give Elavon notice of such decision, whereupon the provisions of Section 6.3 shall apply to such Specified Portfolio.

ARTICLE VII

INDEMNIFICATION

7.1                                 Indemnification by Parent and the Bank.  Parent and the Bank shall jointly and severally indemnify, defend, and hold harmless Elavon, its affiliates, their respective successors and assigns, and their respective officers, directors, employees, consultants, agents and representatives from any liability, damage, diminution in value, loss, cost, claim or expense, including reasonable attorneys’ and accountants’ fees and expenses that result from or arise out of: (i) the breach or inaccuracy of any of the Bank’s or Parent’s representations or warranties in this Agreement; (ii) the breach of any of the Bank’s or Parent’s covenants or agreements in this Agreement or the Non-Competition Agreement; (iii) any violations of law or governmental rules or regulations, or Payment Network Regulations by the Bank or Parent in performing their respective obligations in connection with this Agreement; (iv) the TK Global Agreements, the TK Global Merchants (but only to the extent arising out of or related to the TK Global Agreements or an act or omission by the Bank or Parent relating thereto), or any obligation, claim or other action arising out of or relating to the TK Global Agreements or the TK Global

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Merchants (but only to the extent arising out of or related to the TK Global Agreements or an act or omission by the Bank or Parent relating thereto), including without limitation, any claims for chargebacks, assessments, interchange fees, transaction fees, fines, penalties or other fees or charges; (v) any act by the California Department of Financial Institutions, FDIC or other governmental entity, including without limitation, the appointment of the California Department of Financial Institutions, FDIC or any other governmental entity as conservator or receiver of the Bank.

7.2                                 Indemnification by Elavon.  Elavon shall indemnify, defend, and hold harmless Parent, the Bank, their affiliates, their respective successors and assigns, and their respective officers, directors, employees, consultants, agents and representatives from any liability, damage, diminution in value, loss, cost, claim or expense, including reasonable attorneys’ and accountants’ fees and expenses that result from or arise out of: (i) the breach or inaccuracy of any of Elavon’s representations or warranties in this Agreement; (ii) the breach of any of Elavon’s covenants or agreements in this Agreement or the Non-Competition Agreement; or (iii) any violations of law or governmental rules or regulations, or Payment Network Regulations by Elavon in performing its obligations in connection with this Agreement.

ARTICLE VIII

MISCELLANEOUS

8.1                                 Expenses.  Except as otherwise specifically provided in this Agreement, each party shall pay its own costs and expenses in connection with this Agreement and the transactions contemplated hereby, including all attorneys’ fees, accounting fees and other costs and expenses.

8.2                                 Notices and Payments.  Except as otherwise specified herein, all notices, demands and other communications hereunder shall be in writing and shall be delivered (i) in person, (ii) by United States mail, certified or registered, with return receipt requested, or (iii) by national overnight courier service, as follows:

If to the Bank or Parent, to:		Monterey County Bank
601 Munras Avenue
Monterey, California 93940
Attention: Charles Chrietzberg

with a copy to:		Siavage Law Group, LLC
(which shall not		1360 Peachtree Street, Suite 1050
constitute notice)		Atlanta, GA 30309
Attention: Marc D’Annunzio

If to Elavon, to:		Elavon, Inc.
One Concourse Parkway, Suite 300
Atlanta, Georgia 30328
	Attention:	Mindy M. Doster, Esq.
General Counsel

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

with a copy (which shall not		Elavon, Inc.
constitute notice) to:		One Concourse Parkway, Suite 300
Atlanta, Georgia 30328
	Attention:	Edward M. O’Hare
Senior Vice President

with a copy to:		McKenna Long & Aldridge LLP
(which shall not		SunTrust Plaza, Suite 5300
constitute notice)		303 Peachtree Street, N.E.
Atlanta, Georgia 30308
Attention: Anthony M. Balloon, Esq.

The persons or addresses to which mailings or deliveries shall be made may be changed from time to time by notice given pursuant to the provisions of this Section 8.2. Any notice, demand or other communication given pursuant to the provisions of this Section 8.2 shall be deemed to have been given on the date actually delivered against proof of receipt therefor.

8.3                                 Third-Party Beneficiaries.  The parties to this Agreement do not intend this Agreement to benefit or create any right or cause of action in or on behalf of any Person other than Parent, the Bank, Elavon and the Member.

8.4                                 Independent Contractors.  Nothing contained in this Agreement shall be construed as creating or constituting a partnership, joint venture or agency among the parties to this Agreement. Rather, the parties shall be deemed independent contractors with respect to each other for all purposes.

8.5                                 Successors and Assigns.  All terms and provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Subject always to Sections 2.9 and 2.10 hereof, this Agreement and the rights, privileges, duties and obligations of the parties hereto may not be assigned or delegated by any party without the prior written consent of the other party; provided, however, that such consent shall not be required (a) for the assignment by any party of its rights and privileges hereunder to a Person controlling, controlled by or under common control with such party (it being understood that no such assignment shall relieve the assigning party of its duties or obligations hereunder), or (b) for the assignment and delegation by any party of its rights, privileges, duties and obligations hereunder to any Person into or with which the assigning party shall merge or consolidate or to which the assigning party shall sell all or substantially all of its assets, provided that upon request of the non-assigning party the assignee shall formally agree in writing to assume all the rights and obligations of the assigning party created hereby.

8.6                                 Amendments and Waivers.  This Agreement, any of the instruments referred to herein and any of the provisions hereof or thereof shall not be amended, modified or waived in any fashion except by an instrument in writing signed by the parties hereto. The waiver by a party of any breach of this Agreement by another party shall not operate or be construed as the waiver of the same or another breach on a subsequent occasion, nor shall any delay in exercising any right, power or privilege hereunder constitute a waiver thereof.

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8.7                                 Severability of Provisions.  If any provision of this Agreement, or the application of any such provision to any Person or circumstance, is invalid or unenforceable, the remainder of this Agreement, or the application of such provision to Persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected by such invalidity or unenforceability.

8.8                                 Counterparts; Delivery.  This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one instrument. The parties acknowledge that delivery of executed counterparts of this Agreement may be effected by a facsimile transmission or other comparable means, with an original document to be delivered promptly thereafter via overnight courier.

8.9                                 Governing Law.  This Agreement is made and entered into under the laws of the State of Georgia, and the laws of that State applicable to agreements made and to be performed entirely thereunder (without giving effect to the principles of conflicts of laws thereof) shall govern the validity and interpretation hereof and the performance by the parties hereto of their respective duties and obligations hereunder.

8.10                           Section Headings.  The headings of Sections contained in this Agreement are for convenience of reference only and do not form a part of this Agreement.

8.11                           Entire Agreement.  The making, execution and delivery of this Agreement by the parties hereto have been induced by no representations, statements, warranties or agreements other than those expressed herein and in the Purchase Agreement. This Agreement, the Purchase Agreement, the Non-Competition Agreement and the other written instruments specifically referred to herein and therein, embody the entire understanding of the parties and supersede in their entirety all prior communication, correspondence, and instruments, and there are no further or other agreements or understandings, written or oral, in effect between the parties relating to the subject matter hereof.

8.12                           Publicity.  The timing and content of any and all public statements, announcements or other publicity concerning the transactions contemplated herein shall be mutually agreed upon by Parent and Elavon, which agreement shall not be unreasonably withheld.

8.13                           Dispute Resolution.  With the exception of an action to enforce the covenants of Sections 2.4 and 2.8 hereof, which may be brought in any court of competent jurisdiction, any controversy, dispute or claim arising out of, or in connection with, this Agreement must be settled by final and binding arbitration to be held in Atlanta, Georgia in accordance with the then current Commercial Arbitration Rules of the American Arbitration Association (“AAA”) as may be amended from time to time (the “AAA Rules”). Judgment upon an award rendered by the arbitrators may be entered in any court: (i) having jurisdiction thereof; (ii) having jurisdiction over the party against whom enforcement thereof is sought; or (iii) having jurisdiction over such party’s assets. The award shall be rendered by a panel of three (3) arbitrators, who shall be selected in accordance with the AAA Rules.

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8.14                           Force Majeure.  Notwithstanding any provision to the contrary contained herein, no party hereto shall have any liability to any other party hereto for any failure or deficiency in performance of obligations hereunder occurring by reason of force majeure, meaning factors reasonably beyond the control of the party obligated to perform, including war, conditions or events of nature, civil disturbances, work stoppages, failures of telephone lines and equipment, power failures or fires.

8.15                           Survival.  The provisions of Sections 2.4, 2.8, 5.4 and Articles VII and VIII shall survive the termination of this Agreement.

(Signatures on next page)

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Marketing and Sales Alliance Agreement as of the date first written above.

“Bank”:

MONTEREY COUNTY BANK

By:
Name:
Title:

“Parent”:

NORTHERN CALIFORNIA BANCORP, INC.
(solely as to Section 4.2 and Articles II, VI,
VII and VIII hereof)

By:
Name:
Title:

“Elavon”:

ELAVON, INC.

By:
Name:
Title:

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CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Schedule 2.5

Licensed Marks

See attached.

CONFIDENTIAL TREATMENT REQUESTED BY NORTHERN CALIFORNIA BANCORP

Schedule 2.12

Service Levels

Quality
Measurement	Service Level

Underwriting and Merchant Setup	Small Volume Applications (<$150,000 in merchant exposure)
	80% of applications received by 5PM EST will be decisioned same day *	80%
	95% of applications received will be decisioned with 24 hours of receipt *	95%

	Large Volume Applications ($150,000 or greater in merchant exposure)
	80% of applications received will be decisioned within 48 hours of receipt *	80%
	95% of applications received will be decisioned within 72 hours of receipt *	95%

	Response to a Bank Referral Lead
	Contact Merchant Referral within 24 hours of referral notification	90%

Deployment	New Merchant Shipments
	55% of shipments will arrive 24 hours after approval decision (approval decision must be reached by 3PM EST) **	55%
	95% of shipments will arrive 48 hours after approval decision (approval decision be reached by 3PM EST) **	95%

	Existing Merchant Shipments
	95% of swaps will arrive with 24 hours of request (request must be received by 3PM all time zones) **	95%
	55% of material and supply orders will arrive within 24 hours of request (request must be received by 3PM EST) **	55%
	95% of material and supply orders will arrive within 48 hours of request (request must be received by 3PM EST) **	95%

Customer Service	Merchant Change
	90% of merchant change requests will be completed within published timeframes	90%

	Voice Authorization
	Service Level of 85% of calls answered within 20 seconds	85%
	<5% abandon rate	5%

	Customer Service
	Service Level of 65% of calls answered within 45 seconds ***	65%
	8% abandon rate	8%

	Premier Customer Service - Denver
	Service Level of 80% of calls answered within 20 seconds	80%
	8% abandon rate	8%

	Merchant Statements
	Mailed no later than by the 9th business day after month end	9th

* Excludes applications that go into a pending status
** Excludes shipping carrier constraints